    As filed with the Securities and Exchange Commission on January 30, 2009
                                                     Registration No. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   [ ] Pre-Effective Amendment No.      [ ] Post-Effective Amendment No.

                        (Check appropriate box or boxes)


                                  ------------

                       FIRST AMERICAN STRATEGY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 NICOLLET MALL
                          MINNEAPOLIS, MINNESOTA 55402
                    (Address of Principal Executive Offices)

                                 (612) 303-7987
                  (Registrant's Area Code and Telephone Number)

                                RICHARD J. ERTEL
                               FAF ADVISORS, INC.
                          800 NICOLLET MALL, BC-MN-H04N
                        MINNEAPOLIS, MINNESOTA 55402-7020
                     (Name and Address of Agent for Service)

                                    Copy to:

                                  JAMES D. ALT
                              DORSEY & WHITNEY LLP
                        50 SOUTH SIXTH STREET, SUITE 1500
                          MINNEAPOLIS, MINNESOTA 55402

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS POSSIBLE FOLLOWING THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT. THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A) MAY DETERMINE.


                                  ------------

The title of securities being registered is common stock, par value $0.01 per share.

No filing fee is required because of Registrant's reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402

                                                                   March 4, 2009

Dear Shareholder:

     As a shareholder of Balanced Fund (the "Acquired Fund"), a series of First American Investment Funds, Inc. ("FAIF"), you are invited to vote on a proposal to combine the Acquired Fund into Strategy Balanced Allocation Fund (the "Acquiring Fund," formerly Strategy Growth & Income Allocation Fund, and, together with the Acquired Fund, the "Funds"), a series of First American Strategy Funds, Inc. ("FASF"). The proposal will be voted on at a special meeting of shareholders to be held on April 21, 2009 (the "Meeting"). I would like to ask for your vote on this important proposal affecting your Acquired Fund, as described in the accompanying Prospectus/Proxy Statement.

     The Acquired Fund has an investment objective that is substantially similar to that of the Acquiring Fund. The Acquired Fund's objective is to maximize total return (capital appreciation plus income); the Acquiring Fund's objective is to seek both capital growth and current income. Although the Funds' investment objectives are similar, the Acquiring Fund provides shareholders with a broader range of underlying investments. The Acquired Fund provides investors with basic asset class allocations, with assets invested approximately 60% in equity securities and 40% in debt securities over the long term. The Acquiring Fund provides more meaningful diversification within these two basic asset classes, investing, for example, in stocks of all capitalization levels, international stocks, stocks in the real estate sector and infrastructure-related stocks. While the Acquired Fund invests directly in a portfolio of stocks and bonds, the Acquiring Fund is a fund-of-funds that invests in a combination of other First American funds, as further explained in the accompanying Prospectus/Proxy Statement.

     FAF Advisors, Inc. (the "Advisor") serves as the investment advisor to the Funds. Upon recommendation of the Advisor and after review of the Funds, the Board of Directors of the Funds concluded that it is appropriate to combine the Acquired Fund into the Acquiring Fund. While the Acquired Fund and the Acquiring Fund are currently similar in size, the Acquired Fund has experienced significant outflows during the past three years, whereas outflows from the Acquiring Fund have been fairly small. Combining the Funds will result in a larger fund which potentially can be more efficiently managed and may benefit from economies of scale associated with higher asset levels. In addition, combining the Funds will reduce duplicative expenses (i.e., audit fees, annual and semi-annual reports, blue sky fees, etc.). In addition, the Acquiring Fund is a more diversified fund with a broader range of underlying investments, which could benefit Acquired Fund shareholders over the long term.

     The Prospectus/Proxy Statement describes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization"). If the proposal is approved by shareholders, all the Acquired Fund's assets will be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities. Each Acquired Fund shareholder will receive shares of the Acquiring Fund that are of the same class, and with the same total value, as their Acquired Fund shares. The Reorganization is not designed to be tax-free to shareholders. It is expected that when shareholders of the Acquired Fund become shareholders of the Acquiring Fund pursuant to the Reorganization, they may realize a gain or loss for federal income tax purposes.

     THE BOARD OF DIRECTORS OF FAIF BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND, THE ACQUIRING FUND, AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     Your vote is extremely important. You can vote quickly and easily by toll-free telephone call, by internet or by mail by following the instructions that appear on your proxy card. Whether or not you expect to be present at the Meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call (800) 677-3863.

     NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Prospectus/Proxy Statement carefully before you vote.

     Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,


                                        /s/ Thomas S. Schreier, Jr.

                                        ----------------------------------------
                                        Thomas S. Schreier, Jr.
                                        President

                        IMPORTANT SHAREHOLDER INFORMATION

WITHIN THIS PACKAGE YOU WILL FIND THE FOLLOWING:

     - Prospectus/Proxy Statement describing the proposed reorganization

     - The current prospectus of the Acquiring Fund

     - The Agreement and Plan of Reorganization, attached as Appendix A

     - Voting instructions

     - Proxy card

     - Business reply envelope

     The Board of Directors of First American Investment Funds, Inc. ("FAIF") and First American Strategy Funds, Inc. ("FASF") (the "Board of Directors") has unanimously approved the proposed reorganization described below and recommends that you vote in favor of the reorganization. The following questions and answers provide a brief overview of the reorganization proposal. The Board of Directors also encourages you to read the full text of the enclosed Prospectus/Proxy Statement carefully.

WHAT AM I BEING ASKED TO VOTE ON?

     Shareholders of Balanced Fund (the "Acquired Fund"), a series of FAIF, are being asked to consider and approve the proposed reorganization of the Acquired Fund into Strategy Balanced Allocation Fund (the "Acquiring Fund," formerly Strategy Growth & Income Allocation Fund), a series of FASF.

WHY HAS THE BOARD OF DIRECTORS RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

     The Board of Directors believes that the reorganization is in the best interests of shareholders of the Acquired Fund and may provide several benefits to shareholders. While the Acquired Fund and the Acquiring Fund are currently similar in size, the Acquired Fund has experienced significant outflows during the past three years, whereas outflows in the Acquiring Fund have been fairly small. Combining the Funds will provide a larger fund which potentially can be more efficiently managed. In addition, combining the Funds will reduce duplicative expenses (i.e., audit fees, annual and semi-annual reports, blue sky fees, etc.), and shareholders may benefit from other economies of scale often associated with larger funds. Finally, the Acquiring Fund is a more diversified fund with a broader range of underlying investments, which could benefit Acquired Fund shareholders over the long term.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The Acquired Fund has an investment objective that is substantially similar to that of the Acquiring Fund. The Acquired Fund's objective is to maximize total return (capital appreciation plus income); the Acquiring Fund's objective is to seek both capital growth and current income. Although the Funds' investment objectives are similar, the Acquiring Fund provides shareholders with a broader range of underlying investments. The Acquired Fund provides investors with a basic asset class allocation strategy by investing directly in a portfolio of stocks and bonds. Over the long term, the Acquired Fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. The Acquiring Fund provides more meaningful diversification within these two basic asset classes by investing in a combination of other First American funds. The Acquiring Fund, which is a fund-of-funds, has a target allocation of 60% equity First American funds and 37% fixed income First American funds. In addition, the Acquiring Fund targets a 3% allocation to securities that will expose the Fund to the performance of a commodity or commodity index, including exchange traded funds. Through its investments in underlying First American funds, the Acquiring Fund is more fully diversified among investment styles than the Acquired Fund. For example, the Acquiring Fund offers investors more exposure to the real estate sector through the Real Estate Securities Fund and to infrastructure-related securities through the Global Infrastructure Fund, and it offers the potential benefits of quantitative investing through investments in the Quantitative Large Cap Core, Quantitative Large Cap Growth and Quantitative Large Cap Value Funds.

     The broader range of investments made by the Acquiring Fund would expose Acquired Fund shareholders to additional risks, including (a) commodities risk to the extent the Acquiring Fund invests in securities that expose the fund to the performance of a commodity or commodity index, and (b) additional risks applicable to certain underlying First American funds in which the Acquiring Fund invests, such as (i) the risks of quantitative investing, to the extent the Acquiring Fund invests in the quantitative First American funds, (ii) risks associated with investing in the real estate industry, to the extent the Acquiring Fund invests in the Real Estate Securities Fund, and (iii) risks associated with infrastructure related securities, to the extent the Acquiring Fund invests in Global Infrastructure Fund. A more detailed comparison of the investment objectives, principal investment strategies and risk factors of the Acquired Fund and the Acquiring Fund appears in the enclosed Prospectus/Proxy Statement.

WHICH CLASS OF SHARES WILL I RECEIVE IN THE REORGANIZATION?

     You will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

     The reorganization is not designed to be tax-free to shareholders. It is expected that when you become a shareholder of the Acquiring Fund pursuant to the reorganization, you may realize a gain or loss for federal income tax purposes. The amount of this gain or loss will equal the difference between the fair market value of the Acquiring Fund shares you receive in the reorganization and the cost basis of your Acquired Fund shares that you surrendered in exchange therefor. In addition, you may receive a taxable distribution of ordinary income and/or net capital gains immediately before the reorganization to the extent that the Acquired Fund has undistributed income and/or gain.

WHO WILL PAY THE COSTS FOR THE REORGANIZATION?

     The expenses of the reorganization, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by the Advisor.

WILL FUND EXPENSES REMAIN THE SAME?

     The Acquiring Fund's expenses, both before and after expense waivers or reimbursements, were higher than those of the Acquired Fund for each Fund's most recently completed fiscal year. Thus, you can expect to experience slightly higher expenses as a result of the reorganization. The Board of Directors believes, however, that Acquired Fund shareholders will benefit over the long term from being in a more diversified fund with a broader range of underlying investments. In addition, the Acquired Fund's gross expenses could potentially increase if asset outflows continue, making it economically unfeasible for the Advisor to continue Acquired Fund expense waivers at the current level.

WILL I HAVE THE SAME SHAREHOLDER PRIVILEGES AFTER THE REORGANIZATION?

     Yes. You will continue to enjoy the same shareholder privileges as a shareholder of the Acquiring Fund that you currently have as a shareholder of the Acquired Fund.

WHEN WOULD THE REORGANIZATION TAKE PLACE?

     The reorganization proposal will be voted on at a special meeting of shareholders to be held on April 21, 2009. If all necessary approvals are obtained, the reorganization will likely take place shortly thereafter.

WHO WILL RECEIVE THE PROXY MATERIALS?

     The proxy materials are being mailed to all persons and entities that held shares of record in the Acquired Fund on February 25, 2009. Please note that in some cases, record ownership of and/or voting authority over

Acquired Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the proxy.

IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?

     No. On the closing date of the reorganization, your shares in the Acquired Fund automatically will be exchanged for shares of the same class in the Acquiring Fund. The total value of the Acquiring Fund shares that you receive in the reorganization will be the same as the total value of the Acquired Fund shares that you hold immediately before the reorganization.

CAN I REDEEM MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

     Yes. You can redeem your Acquired Fund shares at any time before the reorganization takes place. In addition, if you hold on to your Acquired Fund shares and receive Acquiring Fund shares in the reorganization, you then can redeem your Acquiring Fund shares. In either case, the redemption will be a taxable transaction, as will your receipt of Acquiring Fund shares in the reorganization.

HAS THE BOARD OF DIRECTORS OF FAIF APPROVED THE PROPOSAL?

     Yes. The Board of Directors has approved the proposed reorganization and recommends that you vote FOR the proposal.

WHEN SHOULD I VOTE?

     We would like to receive your vote as soon as possible. You may cast your vote:

          By Phone: Please see the voting instructions on your proxy card. Call the toll-free number listed and follow the recorded instructions.

          By Internet: Visit the website listed on your proxy card. Once there, enter the control number located on your proxy card.

          By Mail: The proxy cards must be marked with your vote and returned in the business reply envelope included in this package. If you misplaced your envelope, please mail your proxy card to:

                                The Altman Group
                              1200 Wall Street West
                               Lyndhurst, NJ 07071
                           Attn: Tabulation Department

     Please read the full text of the enclosed Prospectus/Proxy Statement for further information. If you have questions, please call your investment professional or First American Funds at (800) 677-3863.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402

                                  BALANCED FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2009

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of Balanced Fund, a series of First American Investment Funds, Inc. ("FAIF"), a Maryland corporation, will be held on April 21, 2009 at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc., 3rd Floor -- Room A, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purpose of the Meeting is to consider and act upon the following proposal and to transact any other business that properly comes before the Meeting or any adjournments thereof.

     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION adopted by FAIF and First American Strategy Funds, Inc. ("FASF") (the "Reorganization Plan") providing for (a) the acquisition of all the assets of Balanced Fund, a series of FAIF, by Strategy Balanced Allocation Fund, a series of FASF, in exchange solely for shares of Strategy Balanced Allocation Fund, and Strategy Balanced Allocation Fund's assumption of all the liabilities of Balanced Fund, followed by (b) the distribution of those Strategy Balanced Allocation Fund shares to Balanced Fund's shareholders in liquidation of Balanced Fund and (c) Balanced Fund's subsequent termination. A vote in favor of the Reorganization Plan will be considered a vote in favor of an amendment to FAIF's Amended and Restated Articles of Incorporation (the "Articles") effecting the foregoing transactions.

     The Board of Directors of FAIF has fixed the close of business on February 25, 2009 as the record date for determination of shareholders of Balanced Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                        By Order of the Board of Directors

                                        /s/ Kathleen L. Prudhomme

                                        ----------------------------------------
                                        Kathleen L. Prudhomme
                                        Secretary

Dated: March 4, 2009

                            YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE AND RETURN YOUR PROXY CARD(S) PROMPTLY. EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. ALTERNATIVELY, YOU MAY VOTE VIA THE INTERNET OR TELEPHONE, AS INDICATED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FAIF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                           PROSPECTUS/PROXY STATEMENT
                               DATED MARCH 4, 2009

          RELATING TO THE REORGANIZATION OF BALANCED FUND, A SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               INTO STRATEGY BALANCED ALLOCATION FUND, A SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 NICOLLET MALL
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 677-3863

     This Prospectus/Proxy Statement is being furnished to shareholders of Balanced Fund (the "Acquired Fund"), a series of First American Investment Funds, Inc. ("FAIF"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of FAIF for use at the Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on April 21, 2009, at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc. (the "Advisor"), and any adjournments thereof.

     As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to consider and act upon the proposed Agreement and Plan of Reorganization (the "Reorganization Plan") pursuant to which Strategy Balanced Allocation Fund (the "Acquiring Fund," formerly Strategy Growth & Income Allocation Fund) would acquire substantially all the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities (such exchange, together with distribution of the shares received in the exchange, as described in the following paragraph, is referred to in this Prospectus/Proxy Statement as the "Reorganization"). The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

     If the Reorganization is approved, shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, which will be terminated as a series of FAIF. Each shareholder of the Acquired Fund will be entitled to receive that number of full and fractional shares of the Acquiring Fund of the same class that he or she held in the Acquired Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Acquired Fund shares held as of the closing date of the Reorganization. The Reorganization is not designed to be tax-free to shareholders. See "Information About the Reorganization -- Federal Income Tax Considerations." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

     A vote to approve the Reorganization Plan will be considered a vote in favor of an amendment to the Articles effecting the Reorganization. The amendment is attached to the form of Reorganization Plan attached as Appendix A to this Prospectus/Proxy Statement.

     The Board of Directors has approved the proposed Reorganization. You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve transactions that will result in their holding shares of the Acquiring Fund, this Prospectus/Proxy Statement also serves as a prospectus for the Acquiring Fund.

     The Acquired Fund is a separate diversified series of FAIF, a Maryland corporation, and the Acquiring Fund is a separate diversified series of First American Strategy Funds, Inc. ("FASF"), a Minnesota corporation. The Board of Directors of FAIF also serves as the Board of Directors of FASF. FAIF and FASF are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). FAF Advisors, Inc. is the investment advisor for both of the Funds. The Acquired Fund has an investment objective that is substantially similar to that of the Acquiring Fund. The Acquired Fund's objective is to maximize total return (capital appreciation plus income). The Acquiring Fund's objective is to seek both capital growth and current income.

     This Prospectus/Proxy Statement explains concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Funds and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

     - Prospectus relating to the Acquiring Fund dated December 10, 2008, including any supplements.

     - Prospectus relating to the Acquired Fund dated February 29, 2008, including any supplements.

     - Statement of Additional Information relating to the Acquiring Fund dated December 10, 2008, including any supplements.

     - Statement of Additional Information relating to the Acquired Fund dated February 29, 2008, including any supplements.

     - Annual report relating to the Acquiring Fund for the fiscal year ended August 31, 2008.

     - Annual report relating to the Acquired Fund for the fiscal year ended October 31, 2008.

     - Statement of Additional Information, dated March 4, 2009, relating to this Prospectus/Proxy Statement and the Reorganization (the "Reorganization SAI").

     The above-referenced prospectuses, annual reports, and Statements of Additional Information are incorporated into this Prospectus/Proxy Statement by reference, which means that the information contained in those documents is legally considered to be part of this Prospectus/Proxy Statement.

     This Prospectus/Proxy Statement is accompanied by a copy of the Acquiring Fund's current prospectus (including any supplements). For a free copy of the other documents listed above, please call (800) 677-3863 or write to First American Investment Funds, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


SUMMARY.............     1
  The Proposed
     Reorganiza-
     tion...........     1
  Comparison of Fund
     Expenses.......     2
  Examples of Fund
     Expenses.......     4
  Comparison of Fund
     Investment
     Objectives and
     Investment
     Strategies.....     5
  Performance
     Comparison of
     the Funds......     9
  Additional
     Performance
     Information....    11
  Form of
     Organization...    11
  Investment
     Advisory
     Services.......    12
  Federal Income Tax
     Consequences of
     the
     Reorganiza-
     tion...........    12
PRINCIPAL RISK
  FACTORS...........    14
  Risks Applicable
     to Both Funds..    14
  Risks Applicable
     to the
     Acquiring Fund
     Only...........    17
ADDITIONAL
  INFORMATION ABOUT
  THE FUNDS.........    18
  Distribution of
     Shares.........    18
  Purchase and
     Redemption
     Procedures and
     Exchange
     Privileges.....    19
  Dividends and
     Other
     Distributions..    20
  Taxes.............    20
  Shareholder
     Rights.........    21
INFORMATION ABOUT
  THE
  REORGANIZATION....    21
  Agreement and Plan
     of
     Reorganiza-
     tion...........    21
  Reasons for the
     Reorganiza-
     tion...........    22
  Description of
     Securities to
     be Issued......    24
CAPITALIZATION......    25
MANAGEMENT'S
  DISCUSSION OF FUND
  PERFORMANCE.......    26
FINANCIAL
  HIGHLIGHTS........    34
VOTING INFORMATION..    44
  General
     Information....    44
  Voting Rights and
     Required Vote..    44
  Outstanding
     Shares.........    45
CONTROL PERSONS AND
  PRINCIPAL HOLDERS
  OF SECURITIES.....    45
ADDITIONAL
  INFORMATION ABOUT
  THE FUNDS.........    45
MISCELLANEOUS.......    46
  Legal Matters.....    46
  Experts...........    46
  Other Business....    46
NOTICE TO BANKS,
  BROKER-DEALERS AND
  VOTING TRUSTEES
  AND THEIR
  NOMINEES..........    46
BOARD
  RECOMMENDATION....    46
APPENDIX
  A -- AGREEMENT AND
  PLAN OF
  REORGANIZATION....   A-1

                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, the Funds' prospectuses (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix A hereto). This summary may not contain all of the information that is important to you. Shareholders should read the entire Prospectus/Proxy Statement for more complete information.

THE PROPOSED REORGANIZATION

     The Board of Directors considered and approved the Reorganization at a meeting of the Board held on September 23-25, 2008. The Reorganization would combine the Acquired Fund into the Acquiring Fund. The Reorganization is proposed to be accomplished pursuant to the Reorganization Plan, which provides for the acquisition of all the assets of the Acquired Fund by the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities.

     If the Reorganization is approved, the Acquired Fund will cease to exist and the shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You will receive shares of the Acquiring Fund that are of the same class, and with the same total value, as the Acquired Fund shares you hold as of the closing date of the Reorganization.

     The Acquired Fund has an investment objective that is substantially similar to that of the Acquiring Fund. The Acquired Fund's objective is to maximize total return (capital appreciation plus income). The Acquiring Fund's objective is to seek both capital growth and current income. Although the Funds' investment objectives are similar, the Acquiring Fund provides shareholders with a broader range of investments. The Acquired Fund provides investors with a basic asset class allocation strategy by investing directly in a portfolio of stocks and bonds. Over the long term, the Acquired Fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. The Acquiring Fund provides more meaningful diversification within these two basic asset classes by investing in a combination of other First American funds. The Acquiring Fund, which is a fund-of-funds, has a target allocation of 60% equity First American funds and 37% fixed income First American funds. In addition, the Acquiring Fund targets a 3% allocation to securities that will expose the Fund to the performance of a commodity or commodity index, including exchange traded funds. Through its investments in underlying First American funds, the Acquiring Fund is more fully diversified among investment styles than the Acquired Fund. For example, the Acquiring Fund offers investors more exposure to the real estate sector through the Real Estate Securities Fund and to infrastructure-related securities through the Global Infrastructure Fund, and it offers the potential benefits of quantitative investing through investments in the Quantitative Large Cap Core, Quantitative Large Cap Growth and Quantitative Large Cap Value Funds.

     The broader range of investments made by the Acquiring Fund would expose Acquired Fund shareholders to additional risks, including (a) commodities risk to the extent the Acquiring Fund invests in securities that expose the fund to the performance of a commodity or commodity index, and (b) additional risks applicable to certain underlying First American funds in which the Acquiring Fund invests, such as (i) the risks of quantitative investing, to the extent the Acquiring Fund invests in the quantitative First American funds, (ii) risks associated with investing in the real estate industry, to the extent the Acquiring Fund invests in the Real Estate Securities Fund, and (iii) risks associated with infrastructure related securities, to the extent the Acquiring Fund invests in Global Infrastructure Fund. For more complete information regarding the investment objective, principal investment strategies and principal risk factors of the Acquired Fund compared with those of the Acquiring Fund, please refer to the "Summary -- Comparison of Fund Investment Objectives and Investment Strategies" and "Principal Risk Factors" sections below.

     The Acquired Fund and the Acquiring Fund currently offer Class A, Class B, Class C, Class R and Class Y shares. The Class A, Class B, Class C, Class R and Class Y shares of the Acquired Fund have identical characteristics to the Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Acquiring Fund for which they will be exchanged. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other First American Funds or to receive dividends and other distributions. No sales charges will be imposed on the issuance of the Acquiring Fund's shares as a result of the Reorganization. For more information about the characteristics of the Funds' different share classes, see the "Additional Information about the Funds" below.

     As described more fully below under "Information about the Reorganization -- Reasons for the Reorganization," the Board of Directors, which is composed solely of directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Reorganization Plan for approval by the Acquired Fund's shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

COMPARISON OF FUND EXPENSES

     As an investor, you pay fees and expenses to buy and hold shares of a Fund. Shareholder fees are paid directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from Fund assets.

     The following tables allows you to compare the shareholder fees and annual fund operating expenses that you may pay for buying and holding Class A, Class B, Class C, Class R and Class Y shares of the Acquired Fund and the Acquiring Fund. The "Unaudited Pro Forma Combined Fund" column in each table below shows you what the fees and expenses are estimated to be assuming the Reorganization is approved.

     The tables below also compare the annual fund operating expenses as a percentage of average daily net assets for the Acquiring Fund for its fiscal year ended August 31, 2008 and for the Acquired Fund for its fiscal year ended October 31, 2008, and unaudited pro forma expenses, based on the annual fund operating expenses for the Acquiring Fund's shares.

SHAREHOLDER FEES(1) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MAXIMUM SALES CHARGE (LOAD)                MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                             IMPOSED ON PURCHASES                    (AS A% OF ORIGINAL PURCHASE PRICE OR
                                           (AS A% OF OFFERING PRICE)                REDEMPTION PROCEEDS, WHICHEVER IS LESS)
                                ----------------------------------------------  ----------------------------------------------
                                CLASS A(2)  CLASS B  CLASS C  CLASS R  CLASS Y  CLASS A(2)  CLASS B  CLASS C  CLASS R  CLASS Y
                                ----------  -------  -------  -------  -------  ----------  -------  -------  -------  -------
Balanced Fund.................     5.50%      None     None     None     None     None(3)    5.00%    1.00%     None     None
Strategy Balanced Allocation
  Fund........................     5.50%      None     None     None     None     None(3)    5.00%    1.00%     None     None
Unaudited Pro Forma Combined
  Strategy Balanced Allocation
  Fund........................     5.50%      None     None     None     None     None(3)    5.00%    1.00%     None     None


--------

(1) An annual low balance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances" in the Funds' prospectuses.

(2) Certain investors may qualify for reduced sales charges. Generally, Class A share investments will qualify for a reduced sales charge if the amount of the purchase is from $50,000 to $999,999, and the sales charge will be eliminated if the purchase is $1 million or more.

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge if they are sold within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A% OF AVERAGE NET ASSETS)

                                                                          ACQUIRED        TOTAL
                                           DISTRIBUTION                ("UNDERLYING")  ANNUAL FUND
                               MANAGEMENT   AND SERVICE     OTHER        FUND FEES      OPERATING    LESS FEE       NET
CLASS A                           FEES     (12B-1) FEES  EXPENSES(1)  AND EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                        ----------  ------------  -----------  ---------------  -----------  ----------  -----------
Balanced Fund................     0.65%        0.25%         0.34%          0.02%          1.26%       (0.14)%      1.12%
Strategy Balanced Allocation
  Fund.......................     0.10%        0.25%         0.12%          0.82%          1.29%       (0.07)%      1.22%
Unaudited Pro Forma Combined
  Strategy Balanced
  Allocation Fund............     0.10%        0.25%         0.10%          0.82%          1.27%       (0.05)%      1.22%



                                                                          ACQUIRED        TOTAL
                                           DISTRIBUTION                ("UNDERLYING")  ANNUAL FUND
                               MANAGEMENT   AND SERVICE     OTHER        FUND FEES      OPERATING    LESS FEE       NET
CLASS B                           FEES     (12B-1) FEES  EXPENSES(1)  AND EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                        ----------  ------------  -----------  ---------------  -----------  ----------  -----------
Balanced Fund................     0.65%        1.00%         0.34%          0.02%          2.01%       (0.14)%      1.87%
Strategy Balanced Allocation
  Fund.......................     0.10%        1.00%         0.12%          0.82%          2.04%       (0.07)%      1.97%
Unaudited Pro Forma Combined
  Strategy Balanced
  Allocation Fund............     0.10%        1.00%         0.10%          0.82%          2.02%       (0.05)%      1.97%



                                                                          ACQUIRED        TOTAL
                                           DISTRIBUTION                ("UNDERLYING")  ANNUAL FUND
                               MANAGEMENT   AND SERVICE     OTHER        FUND FEES      OPERATING    LESS FEE       NET
CLASS C                           FEES     (12B-1) FEES  EXPENSES(1)  AND EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                        ----------  ------------  -----------  ---------------  -----------  ----------  -----------
Balanced Fund................     0.65%        1.00%         0.34%          0.02%          2.01%       (0.14)%      1.87%
Strategy Balanced Allocation
  Fund.......................     0.10%        1.00%         0.12%          0.82%          2.04%       (0.07)%      1.97%
Unaudited Pro Forma Combined
  Strategy Balanced
  Allocation Fund............     0.10%        1.00%         0.10%          0.82%          2.02%       (0.05)%      1.97%



                                                                          ACQUIRED        TOTAL
                                           DISTRIBUTION                ("UNDERLYING")  ANNUAL FUND
                               MANAGEMENT   AND SERVICE     OTHER        FUND FEES      OPERATING    LESS FEE       NET
CLASS R                           FEES     (12B-1) FEES  EXPENSES(1)  AND EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                        ----------  ------------  -----------  ---------------  -----------  ----------  -----------
Balanced Fund................     0.65%        0.50%         0.34%          0.02%          1.51%       (0.14)%      1.37%
Strategy Balanced Allocation
  Fund.......................     0.10%        0.50%         0.12%          0.82%          1.54%       (0.07)%      1.47%
Unaudited Pro Forma Combined
  Strategy Balanced
  Allocation Fund............     0.10%        0.50%         0.10%          0.82%          1.52%       (0.05)%      1.47%



                                                                          ACQUIRED        TOTAL
                                           DISTRIBUTION                ("UNDERLYING")  ANNUAL FUND
                               MANAGEMENT   AND SERVICE     OTHER        FUND FEES      OPERATING    LESS FEE       NET
CLASS Y                           FEES     (12B-1) FEES  EXPENSES(1)  AND EXPENSES(2)  EXPENSES(3)  WAIVERS(4)  EXPENSES(4)
-------                        ----------  ------------  -----------  ---------------  -----------  ----------  -----------
Balanced Fund................     0.65%        None          0.34%          0.02%          1.01%       (0.14)%      0.87%
Strategy Balanced Allocation
  Fund.......................     0.10%        None          0.12%          0.82%          1.04%       (0.07)%      0.97%
Unaudited Pro Forma Combined
  Strategy Balanced
  Allocation Fund............     0.10%        None          0.10%          0.82%          1.02%       (0.05)%      0.97%


--------

(1) Other Expenses include administration, audit, legal, blue sky, directors, insurance, printing, custody and transfer agent fees. As Fund assets increase, Other Expenses typically decrease as a percentage of the Fund's average net assets because certain expenses (e.g., transfer agent fees) are charged on a fixed dollar amount per account or per fund basis.

(2) In addition to the Funds' total annual operating expenses that the Funds bear directly, the Funds' shareholders indirectly bear the expenses of the acquired ("underlying") funds (affiliated and unaffiliated) in which the Funds invest.

   (3) Total Annual Fund Operating Expenses are based on each respective Fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Each Fund's most recent annual report and financial highlights reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

   (4) The Advisor has contractually agreed to waive fees and reimburse other fund expenses for Balanced Fund through February 28, 2010 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85%, respectively for Class A, Class B, Class C, Class R, and Class Y shares. The Advisor has also contractually agreed to waive fees and reimburse other fund expenses for Strategy Balanced Allocation Fund through December 31, 2009 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15%, respectively for Class A, Class B,
       Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after the end of the stated periods, at the discretion of the Advisor. Prior to the end of the stated periods, such waivers and reimbursements may not be terminated without the approval of the Board of Directors.

EXAMPLES OF FUND EXPENSES

     The examples below are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund, as well as the combined fund on a pro forma basis, assuming the Reorganization takes place. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expense tables above are only reflected in the first year of each of the following time periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

CLASS A                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Balanced Fund.......................................   $658      $915     $1,191    $1,977
Strategy Balanced Allocation Fund...................   $667      $930     $1,212    $2,015
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund...................................   $667      $926     $1,204    $1,995



CLASS B                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Balanced Fund (assuming redemption at end of
  period)...........................................   $690     $1,017    $1,270    $2,133
Strategy Balanced Allocation Fund (assuming
  redemption at end of period)......................   $700     $1,033    $1,292    $2,171
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund (assuming redemption at end of
  period)...........................................   $700     $1,029    $1,283    $2,151
Balanced Fund (assuming no redemption at end of
  period)...........................................   $190     $  617    $1,070    $2,133
Strategy Balanced Allocation Fund (assuming no
  redemption at end of period)......................   $200     $  633    $1,092    $2,171
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund (assuming no redemption at end of
  period)...........................................   $200     $  629    $1,083    $2,151



CLASS C                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Balanced Fund (assuming redemption at end of
  period)...........................................   $290      $617     $1,070    $2,326
Strategy Balanced Allocation Fund (assuming
  redemption at end of period)......................   $300      $633     $1,092    $2,363
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund (assuming redemption at end of
  period)...........................................   $300      $629     $1,083    $2,344
Balanced Fund (assuming no redemption at end of
  period)...........................................   $190      $617     $1,070    $2,326
Strategy Balanced Allocation Fund (assuming no
  redemption at end of period)......................   $200      $633     $1,092    $2,363
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund (assuming no redemption at end of
  period)...........................................   $200      $629     $1,083    $2,344

CLASS R                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Balanced Fund.......................................   $139      $463      $810     $1,790
Strategy Balanced Allocation Fund...................   $150      $480      $833     $1,829
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund...................................   $150      $475      $824     $1,808



CLASS Y                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
Balanced Fund.......................................    $89      $308      $544     $1,224
Strategy Balanced Allocation Fund...................    $99      $324      $567     $1,265
Unaudited Pro Forma Combined Strategy Balanced
  Allocation Fund...................................    $99      $320      $558     $1,243


COMPARISON OF FUND INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The following table compares the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Please review the table carefully.

     As described below, the investment objective of the Acquired Fund is substantially similar to that of the Acquiring Fund. A Fund's objective may be changed without shareholder approval. If a Fund's objective changes, you would be notified at least 60 days in advance. Please remember, there is no guarantee that either Fund will achieve its objective.

     A Fund's principal investment strategies are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's objective. You should be aware that each Fund may also use strategies to invest in securities that are not described in this Prospectus/Proxy Statement but that are described in its prospectus and/or SAI.

                    ACQUIRED FUND                     ACQUIRING FUND
                    -------------                     --------------
Investment          To maximize total return          To seek both capital growth and
  Objective:        (capital appreciation plus        current income.
                    income).
Principal           The Fund invests in a balanced    The Fund invests primarily in a
  Investment        portfolio of stocks and bonds.    variety of other mutual funds
  Strategies:       Although the Fund's asset mix     ("underlying funds") that are
                    will change based on existing     also advised by the Advisor. In
                    and anticipated market            addition, the Fund may invest up
                    conditions, over the long term    to 5% of its total assets in
                    it is likely to average           securities that will expose the
                    approximately 60% equity          Fund to the performance of a
                    securities and 40% debt           commodity or commodity index,
                    securities.                       including, but not limited to,
                                                      exchange-traded funds. The Fund
                    Under normal market conditions,   also may invest in exchange-
                    the equity portion of the Fund's  traded funds (in addition to
                    portfolio is invested primarily   those providing commodities
                    (at least 80% of its net assets,  exposure), closed-end investment
                    plus the amount of any            companies, and other investment
                    borrowings for investment         companies not affiliated with
                    purposes) in common stocks of     the Fund. The Fund may also
                    large-capitalization, mid-        invest, to the extent described
                    capitalization and small          below, in cash, U.S. dollar-
                    capitalization companies. The     denominated high quality money
                    Fund's advisor selects companies  market instruments and other
                    based on a combination of both    short-term securities.
                    value and growth objectives,
                    seeking companies it believes     The Fund and the Advisor
                    offer market opportunity.         currently have pending with the
                                                      SEC an application for exemptive
                    Up to 15% of the equity portion   relief, which, if granted by the
                    of the Fund may be invested in    SEC, will allow the Fund to
                    non-dollar denominated            utilize derivatives. If the SEC
                    securities of foreign issuers.    grants the exemptive relief, the
                    In addition, up to 25% of the     Fund would be allowed to utilize
                    equity portion of the Fund may    the following derivatives:
                    be invested, collectively, in     options; futures
                    non-dollar denominated
                    securities of foreign

                    ACQUIRED FUND                     ACQUIRING FUND
                    -------------                     --------------
                    issuers and in dollar-            contracts; options on futures
                    denominated securities of         contracts; interest rate caps
                    foreign issuers that are either   and floors; foreign currency
                    listed on a U.S. stock exchange   contracts; options on foreign
                    or represented by depositary      currencies; interest rate, total
                    receipts that may or may not be   return and credit default swap
                    sponsored by a domestic bank.     agreements; and options on the
                                                      foregoing types of swap
                    Under normal market conditions,   agreements. The Fund would use
                    the debt portion of the Fund's    these derivatives in an attempt
                    portfolio will be comprised of    to manage market risk, currency
                    securities such as U.S.           risk, credit risk and yield
                    government securities             curve risk; to manage the
                    (securities issued or guaranteed  effective maturity or duration
                    by the U.S. government or its     of securities in the Fund's, or
                    agencies or instrumentalities),   underlying fund's, portfolio; or
                    mortgage- and asset-backed        for speculative purposes in an
                    securities, and corporate debt    effort to increase the Fund's
                    obligations. Up to 30% of the     yield or to enhance return. The
                    debt securities portion of the    Fund would also be allowed to
                    Fund's portfolio may be invested  use these derivatives to gain
                    collectively in the following     exposure to non-dollar
                    categories of debt securities,    denominated securities markets.
                    provided that the Fund will not   The use of a derivative is
                    invest more than 20% of the debt  speculative if the Fund is
                    securities portion of its         primarily seeking to enhance
                    portfolio in any single           return, rather than offset the
                    category:                         risk of other positions. When
                                                      the Fund invests in a derivative
                    - Securities rated lower than     for speculative purposes, the
                      investment grade or unrated     Fund will be fully exposed to
                      securities of comparable        the risks of loss of that
                      quality as determined by the    derivative, which may sometimes
                      Advisor (securities commonly    be greater than the derivative's
                      referred to as "high-yield" or  cost.
                      "junk bonds"). The Fund will
                      not invest in securities rated  The underlying funds consist of
                      lower than CCC at the time of   the following:
                      purchase or in unrated
                      securities of equivalent        Equity Funds
                      quality.                        Equity Income Fund
                                                      Equity Index Fund
                    - Non-dollar denominated debt     Quantitative Large Cap Core Fund
                      obligations of foreign          Quantitative Large Cap Growth
                      corporations and governments.   Fund
                      (The Fund may invest the debt   Quantitative Large Cap Value
                      securities portion of its       Fund
                      portfolio without limitation    Large Cap Growth Opportunities
                      in U.S. dollar denominated      Fund
                      securities of foreign issuers   Large Cap Select Fund
                      that are not located in         Large Cap Value Fund
                      emerging market countries.)     Mid Cap Growth Opportunities
                                                      Fund
                    - Debt obligations issued by      Mid Cap Index Fund
                      governmental and corporate      Mid Cap Value Fund
                      issuers that are located in     Small-Mid Cap Core Fund
                      emerging market countries. A    Small Cap Growth Opportunities
                      country is considered to have   Fund
                      an "emerging market" if it has  Small Cap Index Fund
                      a relatively low gross          Small Cap Select Fund
                      national product per capita     Small Cap Value Fund
                      compared to the world's major   Real Estate Securities Fund
                      economies, and the potential    Global Infrastructure Fund
                      for rapid economic growth,      International Fund
                      provided that no issuer         International Select Fund
                      included in the Fund's current
                      benchmark index will be         Fixed Income Funds
                      considered to be located in an
                      emerging market country.        Core Bond Fund
                                                      High Income Bond Fund

                    ACQUIRED FUND                     ACQUIRING FUND
                    -------------                     --------------
                                                      Inflation Protected Securities
                    The securities portion of the     Fund
                    Fund is invested primarily in     Intermediate Government Bond
                    securities rated investment       Fund
                    grade at the time of purchase by  Intermediate Term Bond Fund
                    a nationally recognized           Short Term Bond Fund
                    statistical rating organization   Total Return Bond Fund
                    or in unrated securities of       U.S. Government Mortgage Fund
                    comparable quality. As noted
                    above, however, up to 20% of the  Money Market Funds
                    debt securities portion of the
                    Fund may be invested in           Prime Obligations Fund
                    securities that are rated lower
                    than investment grade at the      The Fund has targets for
                    time of purchase or that are      allocating its assets among the
                    unrated and of comparable         underlying funds and securities
                    quality. Quality determinations   providing commodities exposure,
                    regarding unrated securities      which are set forth in the
                    will be made by the Advisor.      following table as a percentage
                    Unrated securities will not       of the Fund's total assets. The
                    exceed 25% of the debt            Advisor uses these target
                    securities portion of the Fund.   allocations as general guides in
                                                      setting the Fund's actual
                    To generate additional income,    allocation. Actual allocations
                    the Fund may invest up to 25% of  may be adjusted within the
                    the debt securities portion of    allocation range set forth in
                    its assets in dollar roll         the table in order to take
                    transactions. In a dollar roll    advantage of current or expected
                    transaction, the Fund sells       market conditions, or to manage
                    mortgage-backed securities for    risk.
                    delivery in the current month
                    while contracting with the same                   TARGET    RANGE
                    party to repurchase similar
                    securities at a future date.      Equity Funds         60%  35-75%
                                                      Fixed Income Funds   37%  15-65%
                    The Fund may lend securities      Other Securities      3%   0-10%
                    representing up to one-third of   Prime Obligations Fund
                    the value of its total assets to    and Cash            0%   0-35%
                    broker-dealers, banks, and other
                    institutions to generate          Normally, the Fund's allocation
                    additional income.                to Prime Obligations Fund and
                                                      Cash (defined as cash, U.S.
                    The Fund may utilize the          dollar-denominated high quality
                    following derivatives: options;   money market instruments and
                    futures contracts; options on     other short-term securities)
                    futures contracts; interest rate  will not exceed the maximum set
                    caps and floors; foreign          forth in the table. However, the
                    currency contracts; options on    Fund may temporarily invest
                    foreign currencies; interest      without limit in Prime
                    rate, total return and credit     Obligations Fund and Cash in an
                    default swap agreements; and      attempt to respond to adverse
                    options on the foregoing types    market, economic, political, or
                    of swap agreements. The Fund may  other conditions. Investing a
                    use these derivatives in an       significant portion of the
                    attempt to manage market risk,    Fund's assets in these
                    currency risk, credit risk and    securities may prevent the Fund
                    yield curve risk, to manage the   from achieving its objective.
                    effective maturity or duration
                    of securities in the Fund's       The Advisor expects to make
                    portfolio or for speculative      asset reallocation decisions on
                    purposes in an effort to          a monthly basis, although it may
                    increase the Fund's yield or to   make these decisions more
                    enhance return. The Fund may      frequently if warranted by
                    also use derivatives to gain      market conditions. Although the
                    exposure to non-dollar            Fund is expected to have a low
                    denominated securities markets    portfolio turnover rate, the
                    to the extent it does not do so   underlying funds may trade
                    through direct investments. The   securities frequently,
                    use of a derivative is            resulting, from time to time, in
                    speculative if the Fund is        an annual portfolio turnover
                    primarily seeking to enhance      rate of over
                    returns,

                    ACQUIRED FUND                     ACQUIRING FUND
                    -------------                     --------------
                    rather than offset the risk of    100%. Trading of securities may
                    other positions. When the Fund    produce capital gains, which are
                    invests in a derivative for       taxable to shareholders,
                    speculative purposes, the Fund    including the Fund, when
                    will be fully exposed to the      distributed. Active trading may
                    risks of loss of that             also increase the amount of
                    derivative, which may sometimes   commissions or mark-ups to
                    be greater than the derivative's  broker-dealers that the Fund
                    cost.                             pays when it buys and sells
                                                      securities. The "Financial
                    In an attempt to respond to       Highlights" section below shows
                    adverse market, economic,         the Fund's historical portfolio
                    political, or other conditions,   turnover rate.
                    the Fund may temporarily invest
                    without limit in cash and in
                    U.S. dollar-denominated high-
                    quality money market instruments
                    and other short-term securities,
                    including money market funds
                    advised by the Advisor. These
                    investments may result in a
                    lower yield than would be
                    available from investments with
                    a lower quality or longer term
                    and may prevent the Fund from
                    achieving its investment
                    objective.

                    Fund managers may trade
                    securities frequently,
                    resulting, from time to time, in
                    an annual portfolio turnover
                    rate of over 100%. Trading of
                    securities may produce capital
                    gains, which are taxable to
                    shareholders when distributed.
                    Active trading may also increase
                    the amount of commissions or
                    mark-ups to broker-dealers that
                    the Fund pays when it buys and
                    sells securities. The "Financial
                    Highlights" section below shows
                    the Fund's historical portfolio
                    turnover rate.


     Fundamental and Non-Fundamental Investment Restrictions. The Funds are subject to the same fundamental and non-fundamental investment restrictions, as set forth in each Fund's SAI, with the exception of slight variations in their fundamental policies related to concentration of investments in particular industries, as set forth below.

                          INDUSTRY CONCENTRATION POLICY

ACQUIRED FUND             Will not concentrate its investments (i.e., more than
                          25% of its total assets) in a particular industry. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered a member of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

ACQUIRING FUND            Will concentrate its investments (i.e., 25% or more of
                          its total assets) in other investment companies, but will not concentrate its investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     Fundamental investment restrictions cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, as defined in the 1940 Act. Non-fundamental investment restrictions may be changed by the Board without a shareholder vote.

     Additional information about each Fund's investment strategies is set forth in that Fund's prospectus and SAI. The Acquiring Fund's prospectus is enclosed with this Prospectus/Proxy Statement. The Acquired Fund's prospectus and each Fund's SAI are available upon request by calling (800) 677-3863.

PERFORMANCE COMPARISON OF THE FUNDS

     The performance information below compares the performance of the Acquired Fund to that of the Acquiring Fund. The bar charts and tables illustrate the variability of each Fund's performance over time. Of course, past performance (before and after taxes) is not an indication of future results.

     The bar charts show how the performance of each Fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

     The tables compare the performance for each share class of the Funds over different time periods, before and after taxes, to that of the respective Fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and Fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class A shares, the tables include returns both before and after taxes. For Class B, Class C, Class R and Class Y shares, the tables only include returns before taxes. After-tax returns for Class B, Class C, Class R and Class Y shares will vary. After-tax returns are calculated using the historically highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your tax situation and may differ from the returns shown below. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The bar charts and tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each Fund's performance would be reduced.

BALANCED FUND

  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS Y)(1)

                                   (BAR CHART)


             4.28%      7.78%     (8.41)%   (11.82)%    18.35%      8.78%      8.25%      9.90%      6.39%    (30.26)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999       12.48%
           Worst Quarter:
           Quarter ended  December 31, 2008     (16.79)%


                                                                           SINCE       SINCE       SINCE
AVERAGE ANNUAL TOTAL RETURNS    INCEPTION     ONE       FIVE      TEN    INCEPTION   INCEPTION   INCEPTION
AS OF 12/31/08(1)                  DATE      YEAR      YEARS     YEARS   (CLASS B)   (CLASS C)   (CLASS R)
----------------------------    ---------   ------     -----     -----   ---------   ---------   ---------
Class A (return before
  taxes)......................     1/9/95   (34.25)%   (2.17)%   (0.51)%     N/A         N/A         N/A
Class A (return after taxes on
  distributions)..............              (34.81)%   (3.36)%   (2.08)%     N/A         N/A         N/A
Class A (return after taxes on
  distributions and sale of
  Fund shares)................              (22.03)%   (2.00)%   (1.01)%     N/A         N/A         N/A
Class B (return before
  taxes)......................     3/1/99   (34.30)%   (2.10)%     N/A     (0.17)%       N/A         N/A
Class C (return before
  taxes)......................    9/24/01   (31.58)%   (1.80)%     N/A       N/A        0.30%        N/A
Class R (return before
  taxes)......................   11/27/00   (30.54)%   (1.26)%     N/A       N/A         N/A       (1.28)%
Class Y (return before
  taxes)......................    3/30/92   (30.26)%   (0.81)%    0.32%      N/A         N/A         N/A
Russell 3000 Index(2)
  (reflects no deduction for
  fees, expenses or taxes)....              (37.31)%   (1.95)%   (0.80)%   (0.78)%      1.05%      (2.52)%
Barclays Capital Aggregate
  Bond Index(3) (reflects no
  deduction for fees, expenses
  or taxes)...................                5.24%     4.65%     5.63%     5.89%       5.25%       6.01%



--------

(1) Performance presented prior to 9/24/01 represents that of the Firstar Balanced Growth Fund, a series of Firstar Funds, Inc., which, together with Firstar Balanced Income Fund, merged into the Fund on that date.

(2) An unmanaged index that measures the performance of the 3,000 largest U.S. companies (98% of the investable U.S. equity market) based on total market capitalization.

(3) An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.

STRATEGY BALANCED ALLOCATION FUND

  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)


                                  (BAR CHART)


            13.15%      2.07%     (6.52)%   (11.67)%    19.46%      9.72%      6.46%     11.06%      8.47%    (28.94)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  June 30, 2003           10.20%
           Worst Quarter:
           Quarter ended  December 31, 2008     (16.80)%





                                                                                      SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS              INCEPTION     ONE       FIVE      TEN     (CLASS A, CLASS B,
AS OF 12/31/08                               DATE      YEAR      YEARS     YEARS   CLASS C AND CLASS Y)
----------------------------              ---------   ------     -----     -----   --------------------
Class A (return before taxes)...........   9/24/01    (32.83)%   (0.97)%     N/A           1.35%
Class A (return after taxes on
  distributions)........................              (34.08)%   (2.06)%     N/A           0.24%
Class A (return after taxes on
  distributions and sale of Fund
  shares)...............................              (20.52)%   (1.08)%     N/A           0.79%
Class B (return before taxes)...........   9/24/01    (32.76)%   (0.91)%     N/A           1.39%
Class C (return before taxes)...........   9/24/01    (30.09)%   (0.57)%     N/A           1.39%
Class R (return before taxes)...........   10/1/96    (29.14)%   (0.06)%    1.28%           N/A
Class Y (return before taxes)...........   9/24/01    (28.84)%    0.41%      N/A           2.37%
Dow Jones Moderate U.S. Portfolio Index
  (reflects no deduction for fees,
  expenses or taxes)(1).................              (22.60)%    1.05%     3.28%          3.84%


--------

(1) A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

ADDITIONAL PERFORMANCE INFORMATION

     Information concerning the factors that materially affected the performance of the Acquired Fund during its fiscal year ended October 31, 2008 and of the Acquiring Fund during its fiscal year ended August 31, 2008, is excerpted from each Fund's annual report for such year and included in "Management's Discussion of Fund Performance" below.

FORM OF ORGANIZATION

     The Acquired Fund is a separate diversified series of FAIF, a Maryland corporation, and the Acquiring Fund is a separate diversified series of FASF, a Minnesota corporation. FAIF and FASF are registered as open-end management investment companies under the 1940 Act. FAIF was incorporated in the State of Maryland on August 20, 1987, under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc." FASF was incorporated in the State of Minnesota on June 19, 1996. FAIF and FASF are organized as series funds. FAIF currently issues 41 series, including the Acquired Fund, and FASF currently issues 5 series, including the Acquiring Fund. Each series of shares represents a separate investment portfolio with its own investment objective and policies.

INVESTMENT ADVISORY SERVICES

     Each Fund has the same investment advisor, FAF Advisors, Inc. Pursuant to separate Investment Advisory Agreements with FAIF and FASF, the Advisor manages each Fund's business and investment activities, subject to the authority of the Board of Directors.

     The Advisor is located at 800 Nicollet Mall, Minneapolis, MN 55402. The Advisor is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp). The Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2008, the Advisor had more than $99 billion in assets under management, including investment company assets of more than $86 billion.

     Information on the individuals primarily responsible for the management of the Acquired Fund and the Acquiring Fund is set forth below.

     Balanced Fund. David A. Chalupnik, David R. Cline and Jose A. Rodriguez co-manage the Fund. Mr. Cline has managed the Fund since April 2003 and Mr. Rodriguez and Mr. Chalupnik have managed the Fund since July 2004.

     Strategy Balanced Allocation Fund. David R. Cline has been primarily responsible for the day-to-day management of the Fund since January 2000, prior to which he had co-managed the Fund since its inception in October 1996. Mr. Cline allocates the Fund's assets across the underlying funds based on the advice of the Advisor's asset allocation committee.

     PORTFOLIO MANAGER BIOGRAPHIES

     David A. Chalupnik is a Senior Managing Director and Head of Equities of the Advisor. He entered the financial services industry in 1984 and joined the Advisor in 2002.

     David R. Cline is a Senior Equity Portfolio Manager of the Advisor. He entered the financial services industry when he joined the Advisor in 1989.

     Jose. A. Rodriguez is a Senior Managing Director and Head of Fixed Income of the Advisor. He entered the financial services industry in 1984 and joined the Advisor in 2002.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     The Reorganization is not designed to be tax free. Thus, it is expected that when shareholders of the Acquired Fund become shareholders of the Acquiring Fund pursuant to the Reorganization, they may realize a gain or loss for federal income tax purposes. The amount of such gain or loss will equal the difference between the fair market value of the Acquiring Fund shares received and the basis of the Acquired Fund shares surrendered in exchange therefore. Such gain or loss will be a capital gain or loss to the extent that the shareholder in question held the Acquired Fund shares as a capital asset. The applicable tax rate on such capital gain or loss will generally depend on the shareholder's holding period of the Acquired Fund shares.

     Because the Acquiring Fund invests primarily in the underlying funds, it cannot assume the securities holdings in the Acquired Fund's portfolio. As a result, the Acquired Fund will liquidate its assets to cash prior to the Reorganization, and will recognize gain or loss to the extent of any appreciation or depreciation inherent in such assets. Any net gains recognized on those sales would increase the amount of any distribution that the Acquired Fund must make to its shareholders prior to the closing. The Acquired Fund, if eligible, intends to treat any such resulting gain as having been paid out through liquidating distributions for purposes of computing its dividends paid deductions.

     Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the effective time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the effective time (after reduction for any available capital loss carry forward, if any). Such dividends will be included in the taxable income of Acquired Fund shareholders. Alternatively, the Acquired Fund may, if eligible, treat the distribution to its shareholders of Acquiring Fund shares in complete liquidation of the Acquired Fund as having paid out its earnings and profits for purposes of computing the Acquired Fund's dividends paid deduction for its final taxable year.

     The Acquiring Fund's utilization after the Reorganization of carryovers of pre-Reorganization capital losses realized by the Acquired Fund will be subject to limitation under the Internal Revenue Code of 1986, as amended.

     Acquired Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

                             PRINCIPAL RISK FACTORS

     As indicated above, the investment objective of the Acquired Fund is substantially similar to that of the Acquiring Fund. The Funds generally are subject to the same risks, although the Acquired Fund is subject to those risks through direct investments, whereas the Acquiring Fund is subject to those risks indirectly through investments in the underlying funds. The Acquiring Fund, however, may be subject to some additional risks because of its broader range of potential investments. Set forth below are the principal risks of investing in the Acquired Fund and the Acquiring Fund. For both of the Funds, the value of your investment will change daily, which means you could lose money.

RISKS APPLICABLE TO BOTH FUNDS

     The following risks are applicable to both the Acquired Fund and, either directly or through its investment in one or more underlying funds, the Acquiring Fund:

     Active Management Risk. Each Fund is actively managed and its performance therefore will reflect in part the Advisor's ability to make investment decisions, including asset allocation decisions, which are suited to achieving the Fund's investment objective. Due to its active management, a Fund could underperform its benchmark or other mutual funds with similar investment objectives.

     Call Risk. The Acquired Fund and the underlying funds which invest in bonds are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A fund which invests in bonds is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

     Common Stock Risk. The Acquired Fund and the underlying funds which invest in stocks are subject to common stock risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a fund invests, such as value stocks, growth stocks, large-capitalization stock, mid-capitalization stocks, and/or small-capitalization stocks, may underperform the market as a whole.

     Credit Risk. The Acquired Fund and the underlying funds which invest in bonds are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the Advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

     Derivative Instrument Risk. The use of derivative instruments by the Acquired Fund, the Acquiring Fund (if the SEC grants the exemptive relief allowing the Acquiring Fund to use derivative instruments) or an underlying fund involves additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, foreign currencies, index prices, or interest rates will not move in the direction that the Advisor (or, in the case of certain underlying funds, the fund's sub-advisor) anticipates; in the case of a credit default swap, the risk that the Advisor (or sub-advisor) will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the investor worse off than if it had not entered into the position. If a fund uses derivative instruments and the Advisor's or sub-advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

     The Acquired Fund and certain underlying funds may invest may enter into over-the-counter (OTC) transactions in derivatives. The Acquiring Fund would also be allowed to enter into OTC transactions if the SEC grants the exemptive relief allowing it to use derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Dollar Roll Transaction Risk. The Acquired Fund and certain underlying funds may engage in dollar roll transactions. In a dollar roll transaction, a fund may invest sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the Advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

     Emerging Market Risk. The Acquired Fund and certain underlying funds may invest in emerging markets, where the risks of international investing are particularly significant. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable (which includes an amplified risk of war and terrorism), than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Fluctuations in the prices of securities of issuers in emerging markets can be especially sudden and substantial. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on economies and securities markets of certain emerging market countries.

     High-Yield Securities Risk. The Acquired Fund and certain underlying funds may invest may invest in lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

     Income Risk. The Acquired Fund and certain underlying funds are subject to the risk that their income could decline due to falling market interest rates. This is because, in a falling interest rate environment, these funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities(or portfolio securities that have been called, see "Call Risk," or prepaid, see "Mortgage- and Asset-Backed Securities Risk"), in lower-yielding securities.

     Interest Rate Risk. Debt securities in the Acquired Fund or the underlying funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

     International Investing Risk. The Acquired Fund and certain underlying funds may invest in non-dollar denominated foreign securities. Investing in these securities involves risks not typically associated with U.S. investing. These risks include:

     Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the net asset value of a fund investing in such securities, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

     Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

     Foreign Tax Risk. A fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

     Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

     Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

     Liquidity Risk. The Acquired Fund and certain underlying funds are exposed to liquidity risk because of their investments in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade, which may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a fund investing in high-yield securities may have to accept a lower price to sell such a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Infrequent trading may also lead to greater price volatility.

     Mortgage- and Asset-Backed Securities Risk. The Acquired Fund and certain underlying funds may invest in mortgage- and asset-backed securities. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgage and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

     Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

     Securities Lending Risk. When the Acquired Fund or an underlying fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, a fund lending its securities risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

RISKS APPLICABLE TO THE ACQUIRING FUND ONLY

     Additional Expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in the Acquiring Fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

     Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to that market therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures market may adversely affect the value of securities providing an exposure to the commodities market.

     Additional Risks Associated with the Underlying Funds. The Acquiring Fund is subject to the risks of the underlying funds in which it invests. These risks, which are discussed in detail in the Acquiring Fund's prospectus, include all of the risks discussed above under "Risks Applicable to Both Funds," as well as the following additional risks:

     - Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund and Quantitative Large Cap Value Fund are subject to the risks of quantitative investing. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and the changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance.

     - International Fund and International Select Fund each employs a "multi-style, multi-manager" approach whereby the Advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Because each sub-advisor makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. In addition, a multi-manager approach could increase the fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund.

     - Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

     - Mid-Cap Growth Opportunities Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

     - Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Global Infrastructure Fund, International Fund, and International Select Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

     - Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry. Real Estate Securities Fund is also subject to the risks associated with direct investments in real estate investment trusts.

     - Global Infrastructure Fund is subject to risks associated with concentrating its investments in infrastructure-related securities.

     - Inflation Protected Securities Fund may invest in commodity-linked derivative instruments, which may subject the fund to greater volatility than investments in traditional securities.

     - Inflation Protected Securities Fund invests primarily in inflation protected debt securities, which subjects the fund to additional risks. Inflation adjustments in these securities may require the fund to make annual distributions to shareholders that exceed the cash the fund receives. In addition, there can be no assurance that the index used as the inflation measure for an inflation protected debt security will accurately measure the real rate of inflation in the prices of goods and services or, in the case of a foreign security, that the rate of inflation in the foreign country will be correlated to the rate of inflation in the United States. Lags between the time a security is adjusted for inflation and the time interest is paid on the security can mitigate the inflation protection provided by the adjustment and can adversely affect the trading price of the security. In addition, inflation protected debt securities may be less liquid and more volatile than other debt securities. Income distributions for Inflation Protected Securities Fund are expected to fluctuate significantly more than those of a typical bond fund, since the fund's income will change with changes in inflation.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

DISTRIBUTION OF SHARES

     Each Fund has Class A, Class B, Class C, Class R and Class Y shares outstanding. Beginning June 30, 2008, neither Fund permits new or additional investments in Class B shares except through permitted exchanges. Acquired Fund Class B shareholders will receive Acquiring Fund Class B shares in the Reorganization, which will continue to have the attributes described below.

     The distribution arrangements applicable to the Class A, Class B, Class C, Class R and Class Y shares of the Acquired Fund are identical to the distribution arrangements applicable to the Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Acquiring Fund. Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly owned subsidiary of U.S. Bancorp. The Distributor receives any front-end sales charges or contingent deferred sales charges paid in connection with the purchase or sale of Fund shares, as disclosed above under "Summary -- Comparison of Fund Expenses," and any fees paid by the Funds pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1").

     FAIF and FASF have adopted Distribution Plans pursuant to Rule 12b-1 (the "Distribution Plans") which apply to the Class A, Class B, Class C and Class R shares of the Acquired Fund and the Acquiring Fund, respectively. Under the Distribution Plans, each Fund pays to the Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A, Class B, Class C, and Class R shares. The Distributor uses these fees to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of a Fund's Class A, Class B, Class C and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the Distributor begins to pay shareholder servicing fees to intermediaries immediately after a shareholder purchases shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to intermediaries one year after a shareholder purchases shares, but only if the shareholder still holds the shares at that time. In all cases, the intermediaries continue to receive these fees for as long as the shareholder holds the shares.

     The Funds also pay the Distributor a distribution under the Distribution Plans equal to 0.75% of a Fund's Class B and Class C shares and 0.25% of a Fund's Class R shares. The Distributor pays intermediaries that sell Class C shares a distribution fee equal to 0.75% of a Fund's Class A share average daily net assets attributable to shares sold by them, beginning one year after the shares are sold, and pays intermediaries that sell Class R shares a distribution fee equal to 0.25% of a Fund's Class R share average daily net assets attributable to shares sold by them, beginning immediately after the shares are sold. The Distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.

     The Distributor receives no sales charges or Rule 12b-1 fees for distribution of the Class Y Shares. In addition to the Rule 12b-1 fees paid by the Funds, the Advisor and/or the Distributor may pay additional compensation to financial intermediaries out of their own legitimate profits in connection with the sale or retention of Fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to an investor. These payments are not reflected in the fees and expenses listed above under "Summary -- Comparison of Fund Expenses" because they are not paid by the Funds.

     For more complete information concerning the distribution arrangements applicable to the Funds, including applicable fees and expenses, please see the Acquiring Fund's prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund's prospectus, and each Fund's SAI. For a copy of the Acquired Fund's prospectus or either Fund's SAI, each of which is incorporated by reference herein, call Investor Services at (800) 677-3863.

PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES

     The purchase and redemption procedures for the Acquired Fund are identical to those of the Acquiring Fund, except as relates to the Acquired Fund's right to pay proceeds from a redemption request in securities rather than cash, as described in this paragraph. Shares of the Funds may be purchased or redeemed on any day when the New York Stock Exchange is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. The purchase or redemption price for Fund shares will be based on that day's net asset value per share if the order is received in proper form by the Funds, or an investment professional or financial institution authorized to accept orders on the Funds' behalf, prior to the time the Funds calculate their net asset values. Generally, proceeds from redemption requests will be paid in cash. With respect to the Acquired Fund, however, if a shareholder redeems more than $250,000 of the Fund's assets within a 30-day period, the Fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the Fund's portfolio instead of cash. If a shareholder receives redemption proceeds in securities, he or she should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, the shareholder will bear the market risk associated with those securities until their disposition.

     Purchases of Class A shares are made at net asset value plus a front-end sales charge, which is reduced for larger purchases. There is no front-end sales charge on Class A share purchases of $1 million or more, but shareholders may be assessed a contingent deferred sales charge ("CDSC") of 1% if they sell their shares within 18 months.

     Class B shares, which are no longer available for investment, previously could be purchased at net asset value without a front-end sales charge. However, shares redeemed within six years of purchase are subject to a CDSC which declines from 5% in the first year to 1% in the sixth year of the value of the shares at the time of purchase or at the time of redemption, whichever is less. Class B shares automatically convert to Class A shares eight years after the beginning of the month in which the shares were purchased.

     Class C shares can be purchased at net asset value without a front-end sales charge. However, if shares are redeemed within 12 months of purchase, shareholders are assessed a contingent deferred sales charge of 1% of the value of the shares at the time of purchase or at the time of redemption, whichever is less.

     Class R shares and Class Y shares are sold at their net asset value per share without either a front-end sales charge or a CDSC.

     Exchange privileges for the Acquired Fund are identical to those of the Acquiring Fund. Shares of the Funds generally may be exchanged for the same class of shares in any other First American fund, with certain exceptions, including:

     - Class A shares may be exchanged for Class Y shares of the same Fund or another First American fund if the shareholder subsequently becomes eligible to purchase Class Y shares.

     - If a shareholder is no longer eligible to hold Class Y shares, the shareholder may exchange those shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

     Exchanges are made based on the net asset value per share of each Fund at the time of the exchange. When Class A shares of a Fund are exchanged for Class A shares of another First American Fund, there is no front-end sales charge. When Class B or Class C shares are exchanged for Class B or Class C Shares of another First American Fund, the time the shareholder held the shares of the "old" fund is added to the time the shareholder holds the shares of the "new" fund for purposes of determining the CDSC or, in the case of Class B Shares, calculating when the shares convert to Class A shares.

     A Fund may change or cancel its exchange policies at any time. The Funds have the right to limit exchanges that are deemed to constitute short-term trading.

     For more complete information concerning purchase and redemption procedures and exchange privileges, please see the Acquiring Fund's prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund's prospectus, and the Funds' SAIs. For a copy of the Acquired Fund's prospectus or either Fund's SAI, each of which is incorporated by reference herein, call Investor Services at (800) 677-3863.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are declared and paid quarterly for the Acquired Fund and are declared and paid annually for the Acquiring Fund. Any capital gains are distributed at least once each year for both Funds. Dividends are reinvested in additional shares of the same Fund, unless the shareholder requests that distributions be reinvested in another First American fund or paid in cash.

TAXES

     Taxes on Distributions. Each Fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, Fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless a shareholder's investment is in an IRA or other tax-advantaged account).

     Dividends paid from the net investment income of each Fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund informs its shareholders of the portion of its dividends (if any) that constitutes qualified dividends. Dividends from a Fund's net investment income that do not constitute qualified dividends and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a Fund's long-term capital gains are taxable as long-term gains, regardless of how long a shareholder has held his or her shares.

     Taxes on Transactions. The sale of Fund shares, or the exchange of a Fund's shares for shares of another First American fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if the shareholder has held his or her shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

     If, in redeeming Acquired Fund shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

     The exchange of one class of shares for another class of shares in the same Fund will not be taxable.

SHAREHOLDER RIGHTS

     The Acquired Fund is a series of a Maryland corporation and the Acquiring Fund is a series of a Minnesota corporation. Although the rights of a shareholder of a Maryland corporation may vary in certain respects from the rights of a shareholder of a Minnesota corporation, the attributes of a share of common stock in the Acquired Fund are comparable to those of a share of common stock in the Acquiring Fund. Shares of each Fund's common stock are fully paid, nonassessable and transferable. For each Fund, shares may be issued as either full or fractional shares, with fractional shares having the same rights and privileges as full shares. Neither Fund's shares have preemptive or conversion rights or cumulative voting rights. Shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held. On some issues, such as the election of directors, all series of either FAIF or FASF, as the case may be, vote together. On issues affecting only a particular series (or a particular class of that series), the shares of the series (or class) will vote separately. Each Fund's bylaws provide that annual shareholder meetings are not required, and that meetings of shareholders need only be held with such frequency as required under state law and the 1940 Act.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

     The terms and conditions under which the proposed Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Reorganization Plan provides for (a) the Acquiring Fund's acquisition, as of the close of business on the date of the closing of the Reorganization or such other time agreed to by FAIF and FASF (the "Effective Time"), of all the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund's assumption of all the Acquired Fund's liabilities and (b) the distribution of those shares, by class, to the Acquired Fund's shareholders.

     The Acquired Fund's assets to be acquired by the Acquiring Fund include all cash, cash equivalents, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property the Acquired Fund owns at the Effective Time. Because the Acquiring Fund cannot hold the securities held by the Acquired Fund, the Acquired Fund will liquidate its securities holdings to cash and cash equivalents prior to the Effective Time. While holding its assets in cash and cash equivalents, the Acquired Fund will not be pursuing its objectives and will not be in compliance with its principal investment strategy of investing in a balanced portfolio of stocks and bonds. The Acquiring Fund will assume from the Acquired Fund all its liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that the Acquired Fund will use its best efforts to discharge all its known liabilities before the Effective Time.

     The value of the Acquired Fund's assets to be acquired by the Acquiring Fund and the net asset value ("NAV") per share of each class of the Acquiring Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the date of the Reorganization closing, using the valuation procedures described in the Funds' prospectuses and SAIs. The Acquired Fund's net value will be the value of its assets as so determined, less the amount of its liabilities determined as of the close of such trading.

     At, or as soon as practicable after, the Effective Time, the Acquired Fund will distribute, by class, the Acquiring Fund shares it receives in the Reorganization pro rata to its shareholders of record as of the Effective Time, so that each shareholder will receive a number of full and fractional Acquiring Fund shares of the same class that is equal in aggregate value to the shareholder's Acquired Fund shares. The shares will be distributed by opening accounts on the Acquiring Fund's books in the names of the shareholders and by transferring to those accounts the shares previously credited to the Acquired Fund's account on those books. Fractional Acquiring Fund shares will be rounded to the third decimal place. The Acquired Fund will be terminated as soon as practicable after the share distribution.

     Because Acquiring Fund shares will be issued at their NAV in exchange for the net assets of the Acquired Fund, the aggregate value of the Acquiring Fund shares issued to shareholders in a Reorganization will equal the aggregate value of the Acquired Fund shares they surrender. The NAV per share of each class of the Acquiring Fund will be unchanged by the Reorganization. Thus, the Reorganization will not result in dilution of any shareholder's interest.

     In determining contingent deferred sales charges applicable to Class B and Class C Acquiring Fund shares issued in the Reorganization and the date on which such Class B Acquiring Fund shares convert to Class A Acquiring Fund shares, the Acquiring Fund will give each holder thereof credit for the period during which the holder held the corresponding Class B or Class C Acquired Fund shares, as the case may be, in exchange for which the Acquiring Fund shares were issued. If Class A Acquiring Fund shares are issued in a Reorganization to shareholders that formerly held Class A Acquired Fund shares with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, then, in determining whether a deferred sales charge is payable on the sale of those Class A Acquiring Fund shares, the Acquiring Fund will give the holder thereof credit for the period during which the holder held those Acquired Fund shares.

     Any transfer taxes payable on the issuance of Acquiring Fund shares in a name other than that of the registered shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Fund to a public authority will continue to be its responsibility until it is dissolved.

     The Advisor will bear the entire cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation.

     In approving the Reorganization Plan, the Board of Directors reviewed various factors about the Funds and the Reorganization. The Board considered the relative size of the Funds, including the recent outflows from the Acquired Fund, as well as the similarity of the Funds' investment objectives and similarities and differences in principal investment strategies. The Board evaluated the potential economies of scale associated with larger mutual funds and concluded that operating efficiencies may be achieved by combining the Funds. The Board also considered the performance history of each Fund and the relative expenses of the Funds. After such consideration, the Board concluded that the Reorganization would be in the best interests of the Funds.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by FAIF and FASF. FAIF and FASF may agree to amend the Reorganization Plan in any manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the Acquired Fund's shareholders. In addition, FAIF's Bylaws and Articles of Incorporation as a mechanical matter require an amendment to FAIF's Articles of Incorporation in order for the proposed Reorganization to be effected.

REASONS FOR THE REORGANIZATION

     The Board of Directors considered and unanimously approved the Reorganization at an in-person meeting held on September 23-25, 2008. In approving the Reorganization, the Board, which is composed solely of Independent Directors, determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered a number of factors, including the following:

     - The similarity of the Funds' investment objectives and strategies: The Board considered that the investment objective of the Acquired Fund is substantially similar to that of the Acquiring Fund. The Acquired Fund's objective is to maximize total return (capital appreciation plus income). The Acquiring Fund's objective is to seek both capital growth and current income.

     - Similarities and differences in the Funds' investment strategies: The Board considered that, although the Funds' investment objectives are similar, the Acquiring Fund provides shareholders with a broader range of investments. The Acquired Fund provides investors with a basic asset class allocation strategy by investing directly in a portfolio of stocks and bonds. Over the long term, the Acquired Fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. The Acquiring Fund provides more meaningful diversification within these two basic asset classes by investing in a combination of other First American funds. The Acquiring Fund, which is a fund-of-funds, has a target allocation of 60% equity First American funds and 37% fixed income First American funds. In addition, the Acquiring Fund targets a 3% allocation, collectively, to other investment companies not affiliated with the Advisor and securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange traded funds. Through its investments in underlying First American funds, the Acquiring Fund is more fully diversified among investment styles than the Acquired Fund. For example, the Acquiring Fund offers investors more exposure to the real estate sector through the Real Estate Securities Fund and to infrastructure-related securities through the Global Infrastructure Fund, and it offers the potential benefits of quantitative investing through investments in the Quantitative Large Cap Core, Quantitative Large Cap Growth and Quantitative Large Cap Value Funds.

     - The Funds' relative risks: The Board considered that the Funds generally are subject to the same risks, although the Acquired Fund is subject to these risks through direct investment and the Acquiring Fund is subject to these risks indirectly through investment in other First American funds. The Board also considered that the broader range of investments made by the Acquiring Fund would expose Acquired Fund shareholders to additional risks, including (a) commodities risk to the extent the Acquiring Fund invests in securities that expose the fund to the performance of a commodity or commodity index, and (b) additional risks applicable to certain underlying First American funds in which the Acquiring Fund invests, such as (i) the risks of quantitative investing, to the extent the Acquiring Fund invests in the quantitative First American funds, (ii) risks associated with investing in the real estate industry, to the extent the Acquiring Fund invests in the Real Estate Securities Fund, and (iii) risks associated with infrastructure related securities, to the extent the Acquiring Fund invests in Global Infrastructure Fund.

     - The Funds' investment performance: The Board considered that the performance of the Acquiring Fund was better than that of the Acquired Fund for the three-month, one-year, three-year and five-year periods ended July 31, 2008.

     - The Funds' relative sizes: The Board noted that, while the Acquired Fund and the Acquiring Fund are currently similar in size, the Acquired Fund has experienced significant outflow during the past three years, whereas outflows in the Acquiring Fund have been fairly small. The Board also noted that combining the Funds will provide a larger fund which potentially can be more efficiently managed. In addition, the Board noted that combining the Funds will reduce duplicative expenses (i.e., audit fees, annual and semi-annual shareholder reports, blue sky fees, etc.), and shareholders may benefit from other economies of scale often associated with larger funds.

     - The Funds' relative expenses: The Board noted that the Acquiring Fund's expenses, both before and after expense waivers or reimbursements, were higher than those of the Acquired Fund for the Funds' most recently completed fiscal years. The Board considered, however, the Advisor's assertion that Acquired Fund shareholders will benefit over the long term from being in a more diversified fund with a broader range of investments. The Board also noted the Advisor's assertion that the Acquired Fund's gross expenses could potentially increase if asset outflows continue, making it economically unfeasible for the Advisor to continue Acquired Fund expense waivers at the current level after June 30, 2009.

     - The tax consequences of the Reorganization: The board considered that the Reorganization is not designed to be tax free. Thus, when shareholders of the Acquired Fund become shareholders of the Acquiring Fund pursuant to the Reorganization, they may realize a gain or loss for federal income tax purposes. However, in the event the Reorganization is not approved, the Board may consider other alternatives to terminate the Acquired Fund, such as liquidating the Fund. The liquidation would also be a taxable event for shareholders.

       The board also noted that Acquired Fund will be required to sell all of its assets prior to the Reorganization, and that it will recognize gain or loss to the extent of any appreciation or depreciation inherent in such assets. The Board considered, however, that the market value of the Acquired Fund's portfolio as of the date of the Board's determinations was below its cost.

     - The investment experience, expertise, and results of each Fund's portfolio managers: The Board noted that there is some overlap in the management of the Acquired Fund and the Acquiring Fund. The Board also considered the investment experience, expertise, and results of the Acquiring Fund's portfolio manager and the investment experience and expertise of the Advisor's asset allocation committee, upon whose advice asset allocation decisions for the Acquiring Fund are based.

     - The effect of the Reorganization on each Fund's shareholders' rights: The Board noted that Acquired Fund shareholders will receive Acquiring Fund shares of the same class that they hold in the Acquired Fund. They also noted that, although the Acquired Fund is a series of a Maryland corporation and the Acquiring Fund is a series of a Minnesota corporation, the attributes of a share of common stock in the Acquired Fund under Maryland law are comparable to those of a share of common stock in the Acquiring Fund under Minnesota law.

     - Expenses of the Reorganization: The board noted that the Advisor has agreed to pay the expenses associated with the Reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the Meeting, so that no shareholders of either Fund will effectively bear these expenses.

     - The alternatives to the Reorganization: The Board could have decided to continue the Acquired Fund in its present form, but believed this was not in shareholders' best interests given the fact that this could result in higher gross expenses to Acquired Fund shareholders should outflows continue. The Board also noted that liquidating the Acquired Fund was an option, but that liquidation, like the Reorganization, would be a taxable event to shareholders.

     - The potential benefits of the Reorganization to the Advisor and its affiliates: The Board recognized that the Advisor may benefit from the Reorganization. The Advisor will spend less in fee waivers with respect to Acquired Fund assets which are merged into the Acquiring Fund. In addition, to the extent that the Acquiring Fund realizes economies of scale, the Advisor may spend less in connection with fee waivers. The Board also noted, however, that the Advisor is not obligated to make any such waivers (beyond the contractual period) and that, in any event, the proposed Reorganization is expected to provide benefits to shareholders.

     The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and to recommend the approval by the Acquired Fund's shareholders.

DESCRIPTION OF SECURITIES TO BE ISSUED

     FAIF is registered with the SEC as an open-end management investment company. Fund shares entitle their holders to one vote per full share and fractional votes for fractional shares held. Each Fund currently has Class A, Class B, Class C, Class R and Class Y shares outstanding. If the Reorganization Plan is approved, each Acquired Fund shareholder will receive Acquiring Fund shares of the same class as their Acquired Fund shares and having a net asset value equal to the total net asset value of their Acquired Fund shares.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund, and the capitalization of the combined Acquiring Fund on a pro forma basis, as of August 31, 2008 for the Acquiring Fund and October 31, 2008 for the Acquired Fund, giving effect to the proposed acquisition of assets of the Acquired Fund at its then current net asset value.

     CAPITALIZATION OF BALANCED FUND, STRATEGY BALANCED ALLOCATION FUND AND
         UNAUDITED PRO FORMA COMBINED STRATEGY BALANCED ALLOCATION FUND
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     UNAUDITED
                                                                                     PRO FORMA
                                                             STRATEGY BALANCED   STRATEGY BALANCED
                                             BALANCED FUND    ALLOCATION FUND     ALLOCATION FUND
                                             -------------   -----------------   -----------------
NET ASSETS
  Class A..................................     $ 61,222          $119,109            $180,331
  Class B..................................     $  4,422          $  9,299            $ 13,721
  Class C..................................     $  1,612          $ 10,090            $ 11,702
  Class R..................................     $    342          $  1,193            $  1,535
  Class Y..................................     $107,807          $154,485            $262,292
     Total.................................     $175,405          $294,176            $469,581
SHARES OUTSTANDING
  Class A..................................        8,048            11,365              17,207
  Class B..................................          586               897               1,324
  Class C..................................          212               972               1,127
  Class R..................................           45               115                 148
  Class Y..................................       14,125            14,775              25,082
NET ASSET VALUE PER SHARE
  Class A..................................     $   7.61          $  10.48            $  10.48
  Class B..................................     $   7.54          $  10.36            $  10.36
  Class C..................................     $   7.59          $  10.38            $  10.38
  Class R..................................     $   7.67          $  10.40            $  10.40
  Class Y..................................     $   7.63          $  10.46            $  10.46

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(EXCERPTED FROM THE FUNDS' ANNUAL REPORTS FOR THE MOST RECENT FISCAL YEAR ENDED)

BALANCED FUND

How did the Fund perform for the fiscal year ended October 31, 2008?

     The First American Balanced Fund, Class Y shares, returned -29.30% for the fiscal year ended October 31, 2008 (Class A shares returned -29.47% without taking the sales charge into account). By comparison, the Fund's benchmarks, the Russell 3000 Index*() and the Barclays Aggregate Bond Index*, returned -36.60% and 0.30%, respectively, for the same period.

How did market conditions affect stock market performance during the fiscal year?

     It's impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis -- the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

     The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

     What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal year, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What worked for the Fund and why?

     For the first nine months of the fiscal year, as global growth continued, with oil and basic material prices reaching all-time highs, the Fund's underweight in late-cycle sectors such as industrials, basic materials, and energy, was a drag on performance. The underweight position, however, turned beneficial during the latter part of the fiscal year, when oil declined sharply. The Fund was also rewarded for good stock selection in late cyclicals; for example, steering clear of General Electric proved a prudent choice as both the company's industrial business and its financial arm were significantly weakened by the financial crisis. In July 2008, as the commodity prices began to crack, the Fund was quick to recognize the likelihood of further declines and therefore rapidly reduced its positions in energy and basic materials stocks. These timely reductions benefitted the portfolio.


----------
()      * Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

     In the fixed-income portion of the Fund, we were underweight in corporate bonds early in the fiscal year. As we saw cheaper valuations and substantial policy support for markets globally, we increased weightings in non-Treasury sectors. By the end of March, our fixed-income strategy was increasingly positioned for a gradual stabilization of the financial system and ultimate recovery in the value of structured securities and financial debt. This helped the Fund in the spring and summer, but subsequent intensification of financial pressures has created a difficult market environment for the portfolio. However, to the extent that we have largely avoided permanent impairments in the form of mortgage and corporate credit-related losses, we anticipate a high potential for recovery in relative returns. The Fund had relatively low exposure to Lehman Brothers and Washington Mutual, where bondholders were permanently impaired as the troubled companies were resolved. As a result, the net impact of these events on performance was low.

What did not work for the Fund and why?

     As the credit crisis worsened and the financial sector became the third worst-performing sector in the marketplace, our overweight in financial stocks detracted from performance. Although we invested in what we believed were stocks of higher-quality companies, the rapid pace of deterioration caused any stock that was not of the highest quality to suffer. Our equity holdings in Lehman Brothers proved the most notable detractor from performance, since, contrary to our expectations, instead of becoming the subject of a takeover or a federal rescue effort, the firm went out of business. Our positions in asset management firms Affiliated Managers Group, Invesco, and Alliance Bernstein also hurt performance as the profits of these firms shrank with the decline in the stock market.

     With the economy in a recession, investors moved their money to relatively safe havens such as stable consumer staple stocks. The Fund, however, was underweight in consumer staples and did not hold the more stable companies like Procter & Gamble, Philip Morris, or Anheuser-Bush, which was acquired by the Belgian brewing giant InBev.

     Finally, our overweight in technology hurt performance at a time when the sharply slowing economic growth impeded this cyclical sector. A notable underperformer was MEMC Electronics, a solar chip maker, whose shares were hurt by operational issues and, later in the fiscal year, by a perceived decline in demand for energy-efficient chips.

     In the bond portion of the portfolio, we underweighted Treasuries and agency debentures and overweighted corporate bonds, commercial mortgage-backed securities, agency-backed securities, and non-agency mortgage products. As noted, non-Treasury sectors performed poorly amid heightened volatility and shrinking risk tolerance and balance sheets. Our exposure to financials was a particularly large drag on investment results, but with all issuers trading at extremely attractive risk premiums, we expect a high degree of price recovery in coming quarters as the market gradually recognizes the survivors in this sector. Overweights to high-yield and emerging-market bonds detracted from performance, but these weights are relatively low.

     Our duration strategy -- modestly underweighting the benchmark -- detracted from performance, as rates fell sharply amid investors' flight to quality. The portfolio's foreign currency exposure detracted from performance when the spike in the dollar, driven by funding strains in the global system, erased gains made earlier.

What strategic moves were made by the Fund and why?

     The overall allocation strategy for the Fund was to reduce allocations to equities. Equity allocations reached their lowest point, about 8% below normal, in spring 2008. In the final four months of the fiscal year, this allocation has been increased to a point near normal. Within the equity portfolio, we maintained a significant underweight to small domestic stocks throughout the fiscal year. Early on, we reduced the Fund's small position in foreign stocks from a level moderately above normal to a neutral, or normal, weight for the remainder of the fiscal year. To balance the Fund's equity allocation strategy, we allocated larger than normal amounts to the Fund's fixed-income portfolio. The performance of the overall allocation strategy added value to the Fund's results as the fixed-income portfolio produced higher returns than the equity portfolio, particularly at the end of the year. Within the equity portfolio, our strategy of emphasizing large-cap domestic stocks also added value.

     The equity portfolio became more diversified across sectors in order to better manage risk as the world economy entered a severe recession. Although the significant worldwide policy response to the economic conditions should eventually reaccelerate economic growth, numerous risks are in store for the market and the portfolio before any improvements take effect, and diversification should help us manage such risks. We remained overweight in early cyclical areas, such as retail, consumer durables, and financials, but also overweight in more stable sectors such as healthcare. We maintained our underweight in utilities and late cyclicals. Given continued market volatility, the stable areas should perform well, while early cyclicals are likely to be the first beneficiaries of any economic growth produced by the policy stimulus.

     Our fixed-income strategy remains focused on overweighting high-quality, non-Treasury sectors. Portfolio activity has generally been centered on managing issuer-specific risk in the corporate sector and taking advantage of selected opportunities in the securitized sector. We have selectively added new-issue corporate bonds which have come at a considerable concession to the market. At the margin, mortgage exposure was lowered somewhat to fund more attractive holdings in other sectors.

  PORTFOLIO ALLOCATION AS OF OCTOBER 31, 2008(1) (% OF NET ASSETS)

Stocks...........................................................   49.6%
Bonds............................................................   42.1
Investment Companies.............................................    2.3
Preferred Stocks.................................................    0.2
Short-Term Investments...........................................    5.4
Other Assets and Liabilities, Net(2).............................    0.4
                                                                   -----
                                                                   100.0%
                                                                   =====



--------

 (1) Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

 (2) Investments in securities typically comprise substantially all of the Fund's net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as Fund expenses incurred but not yet paid.

  ANNUAL PERFORMANCE AS OF OCTOBER 31, 2008(1, 2)

                                                                        SINCE       SINCE       SINCE
                                 INCEPTION     ONE     FIVE    TEN    INCEPTION   INCEPTION   INCEPTION
                                    DATE      YEAR    YEARS   YEARS   (CLASS B)   (CLASS C)   (CLASS R)
                                 ---------   ------   -----   -----   ---------   ---------   ---------
AVERAGE ANNUAL RETURN WITH
  SALES CHARGE (POP)
Class A........................     1/9/05   (33.33)% (0.70)%  0.82%       --          --          --
Class B........................     3/1/99   (33.08)% (0.66)%    --      0.21%         --          --
Class C........................    9/24/01   (30.68)% (0.35)%    --        --        0.84%         --
AVERAGE ANNUAL RETURN WITHOUT
  SALES CHARGE (NAV)
Class A........................     1/9/05   (29.47)%  0.42%   1.40%       --          --          --
Class B........................     3/1/99   (30.02)% (0.35)%    --      0.21%         --          --
Class C........................    9/24/01   (30.06)% (0.35)%    --        --        0.84%         --
Class R........................   11/27/00   (29.68)%  0.22%     --        --          --       (0.84)%
Class Y........................    3/30/92   (29.30)%  0.65%   1.66%       --          --          --
Russell 3000 Index(3)..........              (36.60)%  0.46%   1.05%    (0.14)%      1.98%      (1.80)%
Barclays Aggregate Bond
  Index(4).....................                0.30%   3.48%   5.00%     5.24%       4.37%       5.22%


     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (800) 677-3863.




 VALUE OF $10,000 INVESTMENT(1,2,5)  AS OF OCTOBER 31, 2008



  Balanced Fund,
   Class A (NAV)              $11,490
 ------------------------------------------
  Balanced Fund,
   Class A (POP)              $10,855
 ------------------------------------------
  Russell 3000
   Index(3)                   $11,098
 ------------------------------------------
  Barclays Aggregate
   Bond Index(4)              $16,290
 ------------------------------------------




 This chart illustrates the total value of an assumed $10,000 investment in the fund's Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 3000 Index(3) and the Barclays Aggregate Bond Index(4).



(CLASS A LINE GRAPH)


(1) Total Returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

     As of the most recent prospectus, the Fund's total annual operating expense ratio (including acquired fund fees and expenses, which the Fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.26%, 2.01%, 2.01%, 1.51% and 1.01%, respectively. The Advisor has contractually agreed to waive fees and reimburse other Fund expenses through at least June 30, 2009 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.10%, 1.85%, 1.85%, 1.35% and 0.85%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009 at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Fund's Board of Directors.

(2) Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in an index is not available.

     On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001 represents that of Firstar Balanced Growth Fund.

(3) An unmanaged index that measures the performance of the 3,000 largest U.S. companies (98% of the investable U.S. equity market) based on total market capitalization.

(4) An unmanaged fixed income index covering the U.S. investment-grade, fixed-rate bond market.

(5) Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

STRATEGY BALANCED ALLOCATION FUND

How did the Fund perform for the fiscal year ended August 31, 2008?

     The First American Strategy Growth & Income Allocation Fund, Class Y shares, returned -3.26% for the fiscal year ended August 31, 2008 (Class A shares returned -3.58% without taking the sales charge into account). By comparison, the Fund's benchmark, the Dow Jones Moderate U.S. Portfolio Index*(), returned -3.54% for the same period.

What were the general economic and market conditions?

     Economic growth turned sharply lower following residual strength in the third quarter of 2007. Gross Domestic Product ("GDP") contracted slightly in the final quarter of 2007 and produced moderate growth in the first half of 2008. The moderate growth reported during the first half of 2008 reflected persistent strength in foreign economic activity, which aided exports, and fiscal stimulus, which provided a substantial boost to disposable income, supporting real personal consumption expenditures. Despite moderate gains in GDP during the first half of 2008, payroll employment has steadily declined and the unemployment rate has risen sharply during this period. The weakness in labor markets and broader economic activity, along with ongoing disruptions within the credit and financial markets, prompted the Federal Reserve (Fed) to continue easing monetary policy into early 2008, bringing the funds rate down to 2% despite inflationary pressures (primarily concentrated in energy and other commodity markets) that have since abated. Earnings estimates for the S&P 500 have been reduced dramatically over this period as a result of financial sector losses and weakening in broader economic activity.

What was the overall investment strategy?

     The Fund's investment in other First American funds is based on a carefully thought out asset allocation model developed by the portfolio management team. The investments reflect the Fund's objective to provide capital growth and current income. To achieve this goal, the Fund aims for a stock-bond mix of approximately 60%/37%, within the range of what is recognized in the industry as the most closely "balanced" portfolio between stock and bond returns with consideration to risk and reward. The Fund also has a commodities exposure of up to 3%. Within the stock and bond portions, the Fund is broadly diversified among domestic and foreign, large-, mid-, and small-cap, and growth and value equity funds, as well as core and high-yield bond funds.

What were the portfolio allocations over the fiscal year?

     In general, we overweighted allocations to fixed income during the year. Allocations to fixed-income funds were about 44% of the Fund's assets on average, although they fluctuated significantly as we adjusted

----------
()      * Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

them in response to increased economic uncertainty and market volatility. First American Total Return Fund was by far our largest fixed-income holding and ended the year where it began at approximately 35% of Fund assets. Correspondingly, the equity portfolio was somewhat undersized at about 54% of assets on average. We reduced allocations to foreign equities over the course of the year from approximately 18% of Fund assets to approximately 13%. We diversified our international exposure late in the year by adding a small position in the First American Global Infrastructure Fund. This holding is expected to have somewhat defensive characteristics. Our allocation to First American Prime Obligations Fund remained at a normal 1% throughout the year. We also continued to invest in commodities via the iShares Commodities-Indexed Trust, an exchange-traded fund. This position ranged from 1% to 3% of Fund assets throughout the year.

  ALLOCATION BY UNDERLYING FUND AS OF AUGUST 31, 2008(1) (% OF NET ASSETS)

First American Total Return Bond Fund, Class Y....................  34.8%
First American Large Cap Select Fund, Class Y.....................  12.6
First American Quantitative Large Cap Core Fund, Class Y..........   8.6
First American Large Cap Growth Opportunities Fund, Class Y.......   8.6
First American International Select Fund, Class Y.................   8.4
First American Real Estate Securities Fund, Class Y...............   4.2
First American Large Cap Value Fund, Class Y......................   3.4
First American Inflation Protected Securities Fund, Class Y.......   3.4
iShares S&P GSCI Commodity-Indexed Trust..........................   2.6
First American Equity Income Fund, Class Y........................   2.5
First American Global Infrastructure Fund, Class Y................   1.8
First American International Fund, Class Y........................   1.7
First American Mid Cap Growth Opportunities Fund, Class Y.........   1.4
First American Mid Cap Value Fund, Class Y........................   1.4
First American Quantitative Large Cap Growth Fund, Class Y........   1.3
First American Prime Obligations Fund, Class Z....................   1.1
First American Small Cap Select Fund, Class Y.....................   1.0
First American Quantitative Large Cap Value Fund, Class Y.........   1.0
First American Small Cap Value Fund, Class Y......................   0.1


  PORTFOLIO ALLOCATION AS OF AUGUST 31, 2008(1) (% OF NET ASSETS)

Equity Funds.....................................................   58.0%
Fixed Income Funds...............................................   38.2
Exchange-Traded Fund.............................................    2.6
Short-Term Investment............................................    1.1
Other Assets and Liabilities, Net(2).............................    0.1
                                                                   -----
                                                                   100.0%
                                                                   =====



--------

(1) Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2) Investments in securities typically comprise substantially all of the Fund's net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as Fund expenses incurred but not yet paid.

  ANNUAL PERFORMANCE AS OF AUGUST 31, 2008(1, 2)

                                           INCEPTION    ONE     FIVE    TEN      SINCE
                                              DATE      YEAR   YEARS   YEARS   INCEPTION
                                           ---------   -----   -----   -----   ---------
AVERAGE ANNUAL RETURN WITH SALES CHARGE
  (POP)
Class A..................................   9/24/01    (8.90)%  6.31%     --      5.49%
Class B..................................   9/24/01    (8.69)%  6.40%     --      5.57%
Class C..................................   9/24/01    (5.10)%  6.73%     --      5.58%
AVERAGE ANNUAL RETURN WITHOUT SALES
  CHARGE (NAV)
Class A..................................   9/24/01    (3.58)%  7.53%     --      6.35%
Class B..................................   9/24/01    (4.33)%  6.71%     --      5.57%
Class C..................................   9/24/01    (4.22)%  6.73%     --      5.58%
Class R..................................              (3.81)%  7.32%   5.45%       --
Class Y..................................   9/24/01    (3.26)%  7.81%     --      6.62%
Dow Jones Moderate U.S. Portfolio
  Index(3)...............................              (3.54)%  7.20%   7.28%     7.29%


     THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (800) 677-3863.



 VALUE OF $10,000 INVESTMENT(1,2,4)  AS OF AUGUST 31, 2008



                              CLASS A
 ------------------------------------------
  Strategy Growth &
   Income Allocation
   Fund, Class A
   (NAV)                      $15,324
 ------------------------------------------
  Strategy Growth &
   Income Allocation
   Fund, Class A
   (POP)                      $14,486
 ------------------------------------------
  Dow Jones Moderate
   U.S. Portfolio
   Index(3)                   $16,287
 ------------------------------------------




 This chart illustrates the total value of an assumed $10,000 investment in the fund's Class A shares (from 9/24/2001 to 8/31/2008) as compared to the fund's benchmark index.



CLASS A

(CLASS A LINE GRAPH)



 (1) Total Returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     As of the most recent prospectus, the Fund's total annual operating expense ratio (including acquired fund fees and expenses, which the Fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.34%, 2.09%, 2.09%, 1.59% and 1.09%, respectively. The Advisor has contractually agreed to waive fees and reimburse other Fund expenses through at least December 31, 2009 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and

     Class Y shares do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2009 at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Fund's Board of Directors.

 (2) Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in an index is not available.

 (3) A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

 (4) Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables set forth below are intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial results for a single Fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

     The information below has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

BALANCED FUND

                                                                 FISCAL PERIOD    FISCAL YEAR ENDED
                                 FISCAL YEAR ENDED OCTOBER 31,       ENDED          SEPTEMBER 30,
                                 -----------------------------    OCTOBER 31,    -------------------
CLASS A SHARES                   2008(1)    2007(1)    2006(1)     2005(1,2)      2005(1)    2004(1)
--------------                   -------   --------   --------   -------------   --------   --------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                          $ 12.44   $  12.27   $  11.27      $  11.43     $  10.12   $   9.47
                                 -------   --------   --------      --------     --------   --------

Investment Operations:
 Net Investment Income              0.32       0.22       0.20          0.01         0.15       0.13
 Realized and Unrealized Gains
  (Losses) on Investments          (3.57)      1.04       1.00         (0.17)        1.31       0.66
                                 -------   --------   --------      --------     --------   --------
 Total From Investment
  Operations                       (3.25)      1.26       1.20         (0.16)        1.46       0.79
                                 -------   --------   --------      --------     --------   --------

Less Distributions:
 Dividends (from net
  investment income)               (0.33)     (0.21)     (0.20)           --        (0.15)     (0.14)
 Distributions (from net
  realized gains)                  (1.25)     (0.88)        --            --           --         --
                                 -------   --------   --------      --------     --------   --------
 Total Distributions               (1.58)     (1.09)     (0.20)           --        (0.15)     (0.14)
                                 -------   --------   --------      --------     --------   --------
Net Asset Value, End of Period   $  7.61   $  12.44   $  12.27      $  11.27     $  11.43   $  10.12
                                 =======   ========   ========      ========     ========   ========
Total Return(3)                   (29.47)%    10.97%     10.73%        (1.40)%      14.51%      8.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)  $61,222   $103,818   $106,565      $112,557     $114,388   $119,292
Ratio of Expenses to Average
 Net Assets                         1.10%      1.10%      1.10%         1.10%        1.06%      1.05%
Ratio of Net Investment Income
 to Average Net Assets              3.12%      1.79%      1.67%         0.90%        1.35%      1.27%
Ratio of Expenses to Average
 Net Assets (excluding waivers)     1.30%      1.24%      1.23%         1.21%        1.21%      1.19%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                2.92%      1.65%      1.54%         0.79%        1.20%      1.13%
Portfolio Turnover Rate              143%       144%       143%           12%         147%       110%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October
    31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                    FISCAL YEAR ENDED OCTOBER    FISCAL PERIOD   FISCAL YEAR ENDED
                                               31,                   ENDED         SEPTEMBER 30,
                                   ---------------------------    OCTOBER 31,    -----------------
CLASS B SHARES                     2008(1)   2007(1)   2006(1)     2005(1,2)     2005(1)   2004(1)
--------------                     -------   -------   -------   -------------   -------   -------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                            $ 12.34    $12.18   $ 11.18      $ 11.34      $ 10.04   $  9.41
                                   -------    ------   -------      -------      -------   -------

Investment Operations:
 Net Investment Income                0.24      0.13      0.11           --         0.07      0.05
 Realized and Unrealized Gains
  (Losses) on Investments            (3.54)     1.03      1.00        (0.16)        1.30      0.65
                                   -------    ------   -------      -------      -------   -------
 Total From Investment
  Operations                         (3.30)     1.16      1.11        (0.16)        1.37      0.70
                                   -------    ------   -------      -------      -------   -------

Less Distributions:
 Dividends (from net investment
  income)                            (0.25)    (0.12)    (0.11)          --        (0.07)    (0.07)
 Distributions (from net
  realized gains)                    (1.25)    (0.88)       --           --           --        --
                                   -------    ------   -------      -------      -------   -------
 Total Distributions                 (1.50)    (1.00)    (0.11)          --        (0.07)    (0.07)
                                   -------    ------   -------      -------      -------   -------
Net Asset Value, End of Period     $  7.54    $12.34   $ 12.18      $ 11.18      $ 11.34   $ 10.04
                                   =======    ======   =======      =======      =======   =======
Total Return(3)                     (30.02)%   10.08%     9.93%       (1.41)%      13.64%     7.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)    $ 4,422    $8,212   $13,809      $19,409      $20,657   $28,101
Ratio of Expenses to Average Net
 Assets                               1.85%     1.85%     1.85%        1.85%        1.81%     1.80%
Ratio of Net Investment Income to
 Average Net Assets                   2.37%     1.06%     0.92%        0.15%        0.60%     0.54%
Ratio of Expenses to Average Net
 Assets (excluding waivers)           2.05%     1.99%     1.98%        1.96%        1.96%     1.94%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                             2.17%     0.92%     0.79%        0.04%        0.45%     0.40%
Portfolio Turnover Rate                143%      144%      143%          12%         147%      110%


CLASS C SHARES
--------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                            $ 12.42    $12.25   $ 11.22      $ 11.38      $ 10.08   $  9.44
                                   -------    ------   -------      -------      -------   -------

Investment Operations:
 Net Investment Income                0.24      0.13      0.11           --         0.07      0.05
 Realized and Unrealized Gains
  (Losses) on Investments            (3.57)     1.04      0.99        (0.16)        1.30      0.66
                                   -------    ------   -------      -------      -------   -------
 Total From Investment
  Operations                         (3.33)     1.17      1.10        (0.16)        1.37      0.71
                                   -------    ------   -------      -------      -------   -------

Less Distributions:
 Dividends (from net investment
  income)                            (0.25)    (0.12)    (0.07)          --        (0.07)    (0.07)
 Distributions (from net
  realized gains)                    (1.25)    (0.88)       --           --           --        --
                                   -------    ------   -------      -------      -------   -------
 Total Distributions                 (1.50)    (1.00)    (0.07)          --        (0.07)    (0.07)
                                   -------    ------   -------      -------      -------   -------
Net Asset Value, End of Period     $  7.59    $12.42   $ 12.25      $ 11.22      $ 11.38   $ 10.08
                                   =======    ======   =======      =======      =======   =======
Total Return(3)                     (30.06)%   10.15%     9.86%       (1.41)%      13.61%     7.53%

                                    FISCAL YEAR ENDED OCTOBER    FISCAL PERIOD   FISCAL YEAR ENDED
                                               31,                   ENDED         SEPTEMBER 30,
                                   ---------------------------    OCTOBER 31,    -----------------
CLASS C SHARES                     2008(1)   2007(1)   2006(1)     2005(1,2)     2005(1)   2004(1)
--------------                     -------   -------   -------   -------------   -------   -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)    $ 1,612    $2,785   $ 3,030      $ 4,787      $ 5,528   $ 5,890
Ratio of Expenses to Average Net
 Assets                               1.85%     1.85%     1.85%        1.85%        1.81%     1.80%
Ratio of Net Investment Income to
 Average Net Assets                   2.37%     1.06%     0.92%        0.15%        0.60%     0.55%
Ratio of Expenses to Average Net
 Assets (excluding waivers)           2.05%     1.99%     1.98%        1.96%        1.96%     1.94%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                             2.17%     0.92%     0.79%        0.04%        0.45%     0.41%
Portfolio Turnover Rate                143%      144%      143%          12%         147%      110%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October
    31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                               FISCAL PERIOD    FISCAL YEAR ENDED
                               FISCAL YEAR ENDED OCTOBER 31,       ENDED          SEPTEMBER 30,
                              ------------------------------    OCTOBER 31,    -------------------
CLASS R SHARES(1)              2008(2)    2007(2)    2006(2)     2005(2,3)      2005(2)    2004(2)
-----------------             --------   --------   --------   -------------   --------   --------
PER SHARE DATA
Net Asset Value, Beginning
 of Period                    $  12.54   $  12.35   $  11.29      $  11.45     $  10.14   $   9.49
                              --------   --------   --------      --------     --------   --------

Investment Operations:
 Net Investment Income            0.30       0.19       0.17          0.01         0.11       0.14
 Realized and Unrealized
  Gains (Losses) on
  Investments                    (3.61)      1.07       1.01         (0.17)        1.32       0.64
                              --------   --------   --------      --------     --------   --------
 Total From Investment
  Operations                     (3.31)      1.26       1.18         (0.16)        1.43       0.78
                              --------   --------   --------      --------     --------   --------

Less Distributions:
 Dividends (from net
  investment income)             (0.31)     (0.19)     (0.12)           --        (0.12)     (0.13)
 Distributions (from net
  realized gains)                (1.25)     (0.88)        --            --           --         --
                              --------   --------   --------      --------     --------   --------
 Total Distributions             (1.56)     (1.07)     (0.12)           --        (0.12)     (0.13)
                              --------   --------   --------      --------     --------   --------
Net Asset Value, End of
 Period                       $   7.67   $  12.54   $  12.35      $  11.29     $  11.45   $  10.14
                              ========   ========   ========      ========     ========   ========
Total Return(4)                 (29.68)%    10.82%     10.49%        (1.40)%      14.16%      8.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                        $    342   $     33   $     23      $      1     $      1   $      1
Ratio of Expenses to Average
 Net Assets                       1.35%      1.35%      1.35%         1.35%        1.31%      1.05%
Ratio of Net Investment
 Income to Average Net
 Assets                           3.11%      1.54%      1.38%         0.65%        1.06%      1.39%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)                         1.55%      1.49%      1.61%         1.61%        1.61%      1.19%
Ratio of Net Investment
 Income to Average Net
 Assets (excluding waivers)       2.91%      1.40%      1.12%         0.39%        0.76%      1.25%
Portfolio Turnover Rate            143%       144%       143%           12%         147%       110%


CLASS Y SHARES
--------------
PER SHARE DATA
Net Asset Value, Beginning
 of Period                    $  12.47   $  12.30   $  11.31      $  11.46     $  10.15   $   9.50
                              --------   --------   --------      --------     --------   --------

Investment Operations:
 Net Investment Income            0.35       0.25       0.23          0.01         0.17       0.16
 Realized and Unrealized
  Gains (Losses) on
  Investments                    (3.58)      1.04       0.99         (0.16)        1.32       0.66
                              --------   --------   --------      --------     --------   --------
 Total From Investment
  Operations                     (3.23)      1.29       1.22         (0.15)        1.49       0.82
                              --------   --------   --------      --------     --------   --------

Less Distributions:
 Dividends (from net
  investment income)             (0.36)     (0.24)     (0.23)           --        (0.18)     (0.17)
 Distributions (from net
  realized gains)                (1.25)     (0.88)        --            --           --         --
                              --------   --------   --------      --------     --------   --------
 Total Distributions             (1.61)     (1.12)     (0.23)           --        (0.18)     (0.17)
                              --------   --------   --------      --------     --------   --------
Net Asset Value, End of
 Period                       $   7.63   $  12.47   $  12.30      $  11.31     $  11.46   $  10.15
                              ========   ========   ========      ========     ========   ========
Total Return(4)                 (29.30)%    11.21%     10.92%        (1.31)%      14.76%      8.62%

                                                               FISCAL PERIOD    FISCAL YEAR ENDED
                               FISCAL YEAR ENDED OCTOBER 31,       ENDED          SEPTEMBER 30,
                              ------------------------------    OCTOBER 31,    -------------------
CLASS Y SHARES                 2008(2)    2007(2)    2006(2)     2005(2,3)      2005(2)    2004(2)
--------------                --------   --------   --------   -------------   --------   --------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                        $107,807   $219,450   $247,365      $254,534     $262,557   $283,005
Ratio of Expenses to Average
 Net Assets                       0.85%      0.85%      0.85%         0.85%        0.81%      0.80%
Ratio of Net Investment
 Income to Average Net
 Assets                           3.34%      2.05%      1.92%         1.15%        1.60%      1.55%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)                         1.05%      0.99%      0.98%         0.96%        0.96%      0.94%
Ratio of Net Investment
 Income to Average Net
 Assets (excluding waivers)       3.14%      1.91%      1.79%         1.04%        1.45%      1.41%
Portfolio Turnover Rate            143%       144%       143%           12%         147%       110%



--------

(1) Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(2) Per share data calculated using average shares outstanding method.

(3) For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October
    31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4) Total return would have been lower had certain expenses not been waived.

STRATEGY BALANCED ALLOCATION FUND

                                                                                         FISCAL YEAR ENDED
                                  FISCAL YEAR ENDED AUGUST 31,        FISCAL PERIOD        SEPTEMBER 30,
                                --------------------------------          ENDED         -------------------
CLASS A SHARES                   2008(1)     2007(1)     2006(1)  AUGUST 31, 2005(1,2)   2004(1)    2003(1)
--------------                  --------    --------    --------  --------------------  --------   --------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                         $  11.99    $  10.96    $  10.37        $   9.44        $   8.73   $   7.67
                                --------    --------    --------        --------        --------   --------

Investment Operations:
 Net Investment Income              0.43        0.26        0.26            0.19            0.17       0.16
 Realized and Unrealized
     Gains (Losses) on
     Investments                   (0.79)       1.00        0.58            0.91            0.71       1.06
                                --------    --------    --------        --------        --------   --------
 Total From Investment
     Operations                    (0.36)       1.26        0.84            1.10            0.88       1.22
                                --------    --------    --------        --------        --------   --------

Less Distributions:
 Dividends (from net
     investment income)            (0.48)      (0.23)      (0.25)          (0.17)          (0.17)     (0.16)
 Distributions (from net
     realized gains)               (0.67)         --          --              --              --         --
                                --------    --------    --------        --------        --------   --------
 Total Distributions               (1.15)      (0.23)      (0.25)          (0.17)          (0.17)     (0.16)
                                --------    --------    --------        --------        --------   --------
Net Asset Value, End of
 Period                         $  10.48    $  11.99    $  10.96        $  10.37        $   9.44   $   8.73
                                ========    ========    ========        ========        ========   ========
Total Return(3)                    (3.58)%     11.66%       8.21%          11.68%          10.09%     16.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                          $119,109    $124,565    $125,595        $137,084        $135,413   $153,238
Ratio of Expenses to Average
 Net Assets(4)                      0.40%       0.40%       0.40%           0.40%           0.40%      0.40%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                         3.83%       2.26%       2.43%           2.07%           1.80%      2.01%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                        0.47%       0.49%       0.90%           0.90%           0.89%      0.89%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (excluding
 waivers)                           3.76%       2.17%       1.93%           1.57%           1.31%      1.52%
Portfolio Turnover Rate               34%         64%         17%             29%             12%        19%

CLASS B SHARES
--------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                         $  11.87    $  10.89    $  10.31        $   9.40        $   8.70   $   7.65
                                --------    --------    --------        --------        --------   --------

Investment Operations:
 Net Investment Income              0.34        0.17        0.17            0.12            0.09       0.11
 Realized and Unrealized
     Gains (Losses) on
     Investments                   (0.78)       0.99        0.59            0.90            0.71       1.05
                                --------    --------    --------        --------        --------   --------
 Total From Investment
     Operations                    (0.44)       1.16        0.76            1.02            0.80       1.16
                                --------    --------    --------        --------        --------   --------

                                                                                         FISCAL YEAR ENDED
                                  FISCAL YEAR ENDED AUGUST 31,        FISCAL PERIOD        SEPTEMBER 30,
                                --------------------------------          ENDED         -------------------
CLASS B SHARES                   2008(1)     2007(1)     2006(1)  AUGUST 31, 2005(1,2)   2004(1)    2003(1)
--------------                  --------    --------    --------  --------------------  --------   --------

Less Distributions:
 Dividends (from net
     investment income)            (0.40)      (0.18)      (0.18)          (0.11)          (0.10)     (0.11)
 Distributions (from net
     realized gains)               (0.67)         --          --              --              --         --
                                --------    --------    --------        --------        --------   --------
 Total distributions               (1.07)      (0.18)      (0.18)          (0.11)          (0.10)     (0.11)
                                --------    --------    --------        --------        --------   --------
Net Asset Value, End of
 Period                         $  10.36    $  11.87    $  10.89        $  10.31        $   9.40   $   8.70
                                ========    ========    ========        ========        ========   ========
Total Return(3)                    (4.33)%     10.80%       7.42%          10.93%           9.23%     15.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                          $  9,299    $  9,017    $  6,819        $  4,206        $  2,739   $  1,114
Ratio of Expenses to Average
 Net Assets(4)                      1.15%       1.15%       1.15%           1.15%           1.15%      1.15%
Ratio of Net Investment
 Income to Average Net
 Assets                             3.06%       1.44%       1.57%           1.26%           1.00%      1.20%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                        1.22%       1.24%       1.65%           1.65%           1.64%      1.63%
Ratio of Net Investment
 Income to Average Net
 Assets (excluding waivers)         2.99%       1.35%       1.07%           0.76%           0.51%      0.72%
Portfolio Turnover Rate               34%         64%         17%             29%             12%        19%


--------

(1) Per share data calculated using average shares outstanding method.

(2) For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                                                                                             FISCAL YEAR ENDED
                                       FISCAL YEAR ENDED AUGUST 31,       FISCAL PERIOD        SEPTEMBER 30,
                                      -----------------------------           ENDED          -----------------
CLASS C SHARES                        2008(1)    2007(1)    2006(1)   AUGUST 31, 2005(1,2)   2004(1)   2003(1)
--------------                        -------    -------    -------   --------------------   -------   -------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                               $ 11.88     $10.90     $10.32          $ 9.41           $ 8.70    $ 7.64
                                      -------     ------     ------          ------           ------    ------

Investment Operations:
 Net Investment Income                   0.33       0.17       0.17            0.12             0.09      0.11
 Realized and Unrealized Gains
  (Losses) on Investments               (0.76)      1.00       0.59            0.90             0.72      1.06
                                      -------     ------     ------          ------           ------    ------
 Total From Investment Operations       (0.43)      1.17       0.76            1.02             0.81      1.17
                                      -------     ------     ------          ------           ------    ------

Less Distributions:
 Dividends (from net investment
  income)                               (0.40)     (0.19)     (0.18)          (0.11)           (0.10)    (0.11)
 Distributions (from net realized
  gains)                                (0.67)        --         --              --               --        --
                                      -------     ------     ------          ------           ------    ------
 Total Distributions                    (1.07)     (0.19)     (0.18)          (0.11)           (0.10)    (0.11)
                                      -------     ------     ------          ------           ------    ------
Net Asset Value, End of Period        $ 10.38     $11.88     $10.90          $10.32           $ 9.41    $ 8.70
                                      =======     ======     ======          ======           ======    ======
Total Return(3)                         (4.22)%    10.80%      7.39%          10.89%            9.28%    15.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)       $10,090     $6,910     $5,454          $3,576           $3,342    $3,306
Ratio of Expenses to Average Net
 Assets(4)                               1.15%      1.15%      1.15%           1.15%            1.15%     1.15%
Ratio of Net Investment Income to
 Average Net Assets                      2.98%      1.46%      1.56%           1.30%            1.01%     1.24%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)           1.22%      1.24%      1.65%           1.65%            1.64%     1.63%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                2.91%      1.37%      1.06%           0.80%            0.52%     0.76%
Portfolio Turnover Rate                    34%        64%        17%             29%              12%       19%


CLASS R SHARES(5)
-----------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                               $ 11.91     $10.91     $10.33          $ 9.41           $ 8.70    $ 7.64
                                      -------     ------     ------          ------           ------    ------

Investment Operations:
 Net Investment Income                   0.39       0.20       0.19            0.12             0.18      0.17
 Realized and Unrealized Gains
  (Losses) on Investments               (0.77)      1.02       0.63            0.96             0.68      1.06
                                      -------     ------     ------          ------           ------    ------
 Total From Investment Operations       (0.38)      1.22       0.82            1.08             0.86      1.23
                                      -------     ------     ------          ------           ------    ------

Less Distributions:
 Dividends (from net investment
  income)                               (0.46)     (0.22)     (0.24)          (0.16)           (0.15)    (0.17)
 Distributions (from net realized
  gains)                                (0.67)        --         --              --               --        --
                                      -------     ------     ------          ------           ------    ------
 Total Distributions                    (1.13)     (0.22)     (0.24)          (0.16)           (0.15)    (0.17)
                                      -------     ------     ------          ------           ------    ------
Net Asset Value, End of Period        $ 10.40     $11.91     $10.91          $10.33           $ 9.41    $ 8.70
                                      =======     ======     ======          ======           ======    ======
Total Return(3)                         (3.81)%    11.27%      8.00%          11.52%            9.93%    16.20%

                                                                                             FISCAL YEAR ENDED
                                       FISCAL YEAR ENDED AUGUST 31,       FISCAL PERIOD        SEPTEMBER 30,
                                      -----------------------------           ENDED          -----------------
CLASS R SHARES(5)                     2008(1)    2007(1)    2006(1)   AUGUST 31, 2005(1,2)   2004(1)   2003(1)
-----------------                     -------    -------    -------   --------------------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)       $ 1,193     $  801     $  148          $   22           $    1    $4,760
Ratio of Expenses to Average Net
 Assets(4)                               0.65%      0.65%      0.65%           0.65%            0.40%     0.40%
Ratio of Net Investment Income to
 Average Net Assets                      3.47%      1.69%      1.76%           1.31%            1.91%     1.92%
Ratio of Expenses to Average Net
 Assets (excluding waivers)(4)           0.72%      0.74%      1.30%           1.30%            0.89%     0.88%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                3.40%      1.60%      1.11%           0.66%            1.42%     1.44%
Portfolio Turnover Rate                    34%        64%        17%             29%              12%       19%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return would have been lower had certain expenses not been waived.
(4) Expense ratios do not include expenses of the underlying funds.
(5) Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                                                                                           FISCAL YEAR ENDED
                                   FISCAL YEAR ENDED AUGUST 31,         FISCAL PERIOD        SEPTEMBER 30,
                                 --------------------------------           ENDED          -----------------
CLASS Y SHARES                    2008(1)     2007(1)     2006(1)   AUGUST 31, 2005(1,2)   2004(1)   2003(1)
--------------                   --------    --------    --------   --------------------   -------   -------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                          $  11.96    $  10.94    $  10.36         $   9.42         $  8.71   $  7.65
                                 --------    --------    --------         --------         -------   -------

Investment Operations:
 Net Investment Income               0.46        0.28        0.28             0.21            0.19      0.18
 Realized and Unrealized
  Gains (Losses) on
  Investments                       (0.78)       1.00        0.58             0.91            0.71      1.06
                                 --------    --------    --------         --------         -------   -------
 Total From Investment
  Operations                        (0.32)       1.28        0.86             1.12            0.90      1.24
                                 --------    --------    --------         --------         -------   -------

Less Distributions:
 Dividends (from net
  investment income)                (0.51)      (0.26)      (0.28)           (0.18)          (0.19)    (0.18)
 Distributions (from net
  realized gains)                   (0.67)         --          --               --              --        --
                                 --------    --------    --------         --------         -------   -------
 Total Distributions                (1.18)      (0.26)      (0.28)           (0.18)          (0.19)    (0.18)
                                 --------    --------    --------         --------         -------   -------
Net Asset Value, End of Period   $  10.46    $  11.96    $  10.94         $  10.36         $  9.42   $  8.71
                                 ========    ========    ========         ========         =======   =======
Total Return(3)                     (3.26)%     11.87%       8.40%           12.02%          10.39%    16.44%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                           $154,485    $166,619    $138,208         $104,248         $95,664   $90,294
Ratio of Expenses to Average
 Net Assets(4)                       0.15%       0.15%       0.15%            0.15%           0.15%     0.15%
Ratio of Net Investment Income
 to Average Net Assets               4.07%       2.44%       2.58%            2.33%           2.05%     2.24%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                         0.22%       0.24%       0.65%            0.65%           0.64%     0.63%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                 4.00%       2.35%       2.08%            1.83%           1.56%     1.76%
Portfolio Turnover Rate                34%         64%         17%              29%             12%       19%



--------

(1) Per share data calculated using average shares outstanding method.

(2) For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3) Total return would have been lower had certain expenses not been waived.

(4) Expense ratios do not include expenses of the underlying funds.

                               VOTING INFORMATION

GENERAL INFORMATION

     This Prospectus/Proxy Statement is being sent to shareholders of the Acquired Fund in connection with a solicitation of proxies by the Board of Directors, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about March 4, 2009.

     The Board of Directors has fixed the close of business on February 25, 2009, as the record date (the "Record Date") for determining the shareholders of the Acquired Fund entitled to receive notice of the Meeting and to submit proxies, and for determining the number of shares for which proxies may be submitted, with respect to the Meeting or any adjournment thereof.

VOTING RIGHTS AND REQUIRED VOTE

     Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, with all classes of the Acquired Fund voting together and not by class. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. Accordingly, an abstention will have the effect of a negative vote. Approval of the Reorganization Plan will be considered approval of the amendment to the Amended and Restated Articles of Incorporation of FAIF (which amendment appears as Exhibit 1 to the Reorganization Plan which is included as Appendix A to this Prospectus/Proxy Statement) required to effect the Reorganization.

     If a proxy that is properly executed and returned represents a broker "non-vote" (broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee holding the shares does not have discretionary voting power), the shares represented thereby will only be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast. Accordingly, broker non-votes will have the effect of negative votes.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Reorganization. You can also vote by telephone, with a toll-free call to the appropriate number on the proxy card, and through the internet site stated on the proxy card.

     You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card, or through the internet site listed on the proxy card. To be effective, your revocation must be received prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Proxy solicitations will be made primarily by mail but may also be made by telephone, through the internet or by personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of Acquired Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor. Neither the Acquired Fund nor the Acquiring Fund will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Meeting to permit further proxy solicitation. In determining whether to adjourn the

Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of the Acquired Fund who objects to the Reorganization will not be entitled under either Maryland law or the Amended and Restated Articles of Incorporation of FAIF to demand payment for, or an appraisal of, his or her shares.

     FAIF does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FAIF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by FAIF in a reasonable period of time prior to that meeting.

     The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the proposed Reorganization.

OUTSTANDING SHARES

     The shareholders of the Acquired Fund as of the Record Date will be entitled to be present at the Meeting and vote their Acquired Fund shares owned as of the Record Date.

     The following table identifies the number of shares of each class of the Acquired Fund and the Acquiring Fund that were outstanding as of the close of business on the Record Date:

                                                          ACQUIRED FUND   ACQUIRING FUND
                                                          -------------   --------------
Class A.................................................
Class B.................................................
Class C.................................................
Class R.................................................
Class Y.................................................


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of the Record Date, the officers and directors of the Funds beneficially owned as a group less than 1% of the outstanding shares of each Fund, and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

                                                              PERCENT OF OUTSTANDING SHARES
                                        NUMBER OF    -----------------------------------------------
                                      SHARES OWNED   CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                      ------------   -------   -------   -------   -------   -------
BALANCED FUND
STRATEGY BALANCED ALLOCATION FUND


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Information concerning the Funds in the Funds' current prospectuses and SAIs (including any supplements) and information in the Reorganization SAI is incorporated into this Prospectus/Proxy Statement by reference. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. For a free copy of the Acquired Fund's prospectus, the Funds' SAIs or annual reports, or the Reorganization SAI, please call (800) 677-3863 or write to First American Investment Funds, Inc., 800 Nicollet Mall, Minneapolis, MN 55402.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 175 West Jackson Boulevard, Chicago, Illinois 60604 and at 3 World Financial Center, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) 732-0330. In addition, the SEC maintains an Internet site that contains copies of the information. The address of the site is www.sec.gov.

                                  MISCELLANEOUS

LEGAL MATTERS

     Certain legal matters in connection with the issuance of Acquiring Fund shares as part of the Reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

EXPERTS

     The audited financial statements for the Funds, incorporated by reference into the Reorganization SAI, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports appearing in the Acquired Fund's annual report for the fiscal year ended October 31, 2008 and the Acquiring Fund's annual report for the fiscal year ended August 31, 2008. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER BUSINESS

     The Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

               NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise FAIF, in care of FAF Advisors, Inc., Mail Stop BC-MN-H04N, 800 Nicollet Mall, Minneapolis, MN 55402, whether other persons are beneficial owners of Acquired Fund shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                              BOARD RECOMMENDATION

     REQUIRED VOTE. Approval of the Reorganization Plan with respect to an Acquired Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION AND TO APPROVE THE REORGANIZATION PLAN.

March 4, 2009

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this            day of           , 2009, by and between First American
Investment Funds, Inc., a Maryland corporation with its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402 ("FAIF"), on behalf of its Balanced Fund series (the "Acquired Fund"), and First American Strategy Funds, Inc., a Minnesota corporation with its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402 ("FASF"), on behalf of its Strategy Balanced Allocation Fund series (the "Acquiring Fund") (such series are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

     FAIF and FASF wish to effect a reorganization which will involve the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange solely for voting shares of common stock, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Shares") and the Acquiring Fund's assumption of the Acquired Fund's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of common stock, par value $0.0001 per share, of the Acquired Fund ("Acquired Fund Shares") in exchange therefor, all on the terms and conditions set forth herein. (Such series of transactions is referred to herein as the "Reorganization.") The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FAIF's amended and restated articles of incorporation in the form attached hereto as Exhibit 1 (the "Amendment") to be adopted in accordance with the Maryland General Corporation Law.

     WITNESSETH:

          WHEREAS, each of FAIF and FASF is a registered, open -- end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

          WHEREAS, the Acquiring Fund and the Acquired Fund each offers Class A, Class B, Class C, Class R and Class Y shares;

          WHEREAS, the Acquired Fund and the Acquiring Fund have investment objectives which are substantially similar; and

          WHEREAS, the Board of Directors of FAIF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Class A, Class B, Class C, Class R and Class Y Acquiring Fund Shares for all of the issued and outstanding Class A, Class B, Class C, Class R and Class Y Acquired Fund Shares, respectively, on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders and has made the determinations required by Rule 17a-8 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Reorganization;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  EXCHANGE OF SHARES; REALLOCATION OF ASSETS AND LIABILITIES

     1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class B Acquired Fund Share shall be, without further action, exchanged for that number of Class B Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (c) each issued and outstanding Class C Acquired Fund Share shall be, without further action, exchanged for that number of Class C Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (d) each issued and outstanding Class R Acquired Fund Share shall be, without further action, exchanged for that number of Class R Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; and (e) each issued and outstanding Class Y Acquired Fund Share shall be, without further action, exchanged for that number of Class Y Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.

     1.2 At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of FAIF's amended and restated articles of incorporation. Prior to the Effective Time, the Acquired Fund shall liquidate its holdings of securities and derivatives such that the assets of the Acquired Fund at the Effective Time shall consist solely of cash and dividends or interest receivable. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

     1.3 Pursuant to Section 1.2, at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, and legal and audit fees) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

     1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "Acquired Fund Shareholders"), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and
Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with
Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectuses and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

     1.6 In determining contingent deferred sales charges applicable to Class B and Class C Acquiring Fund Shares issued in the Reorganization and the date on which such Class B Acquiring Fund Shares convert to Class A Acquiring Fund Shares, Acquiring Fund shall give each holder thereof credit for the period during which such holder held the Class B or Class C Acquired Fund Shares, as the case may be, in exchange for which such Acquiring Fund Shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

     1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  EXCHANGE RATIOS; VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

     2.1 The net asset value per share of the Acquired Fund Shares and Acquiring Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and the Acquired Fund's then-current Prospectus and Statement of Additional Information and as may be required by the 1940 Act. The parties acknowledge that such procedures are identical to those set forth in FASF's articles of incorporation and bylaws and the Acquiring Fund's then-current Prospectus and Statement of Additional Information and agree that such procedures will be identical at the Effective Time.

     2.2 (a) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (b) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (c) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (d) The total number of the Acquiring Fund's Class R shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class r shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class R shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class R shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class R shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     (e) The total number of the Acquiring Fund's Class Y shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class Y shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     2.3 At the Effective Time, the Acquiring Fund shall issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to
Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund Shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.  EFFECTIVE TIME OF CLOSING

     3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

     3.2 The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's cash and any other assets of the Acquired Fund held by the Custodian will be transferred to the Acquiring Fund at the Effective Time.

     3.3 In the event that the Effective Time would occur on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

          (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

          (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

          (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

          (d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities of the Acquired Fund as at June 30, 2008 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as at such date, and there are no known material contingent liabilities of the Acquired Fund as at such date not disclosed therein;

          (g) Since October 31, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

          (h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

          (j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

          (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

          (n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in
     Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

          (o) Since October 31, 2008, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

          (p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

     4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

          (a) FASF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

          (b) FASF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FASF under the 1933 Act, is in full force and effect;

          (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

          (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FASF's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) The statement of assets and liabilities of the Acquiring Fund as at August 31, 2008 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as at such date, and there are no known material contingent liabilities of the Acquiring Fund as at such date not disclosed therein;

          (h) Since August 31, 2008, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

          (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

          (k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

          (m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares (other than Class B shares which automatically convert to Class A shares after a specified period);

          (n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

          (o) Since August 31, 2008, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

          (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FASF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

          (q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

          (r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in the Acquiring Fund's articles of incorporation, bylaws and Prospectus and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

          (s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and
     (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.

5.  FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time (except that, as set forth in Section 1.2 hereof, the Acquired Fund shall liquidate its holding of securities and derivatives prior to the Effective
Time), it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

     5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement, the Amendment and the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on

Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

          6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

          6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

          7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

          7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

          7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

          7.4 At or prior to the Effective Time, the Acquired Fund's investment advisor, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The following shall constitute further conditions precedent to the consummation of the Reorganization:

          8.1 This Agreement, the Amendment, and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of FAIF's amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

          8.2 The Acquiring Fund's investment advisor shall have paid or agreed to pay the costs incurred by FAIF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

          8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

          8.6 The Amendment shall have been filed in accordance with the applicable provisions of Maryland law.

9.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

     9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FAIF's or FASF's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund, respectively.

11.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: President (with a copy to Dorsey and Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, Attention: James D. Alt).

13.  HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

     13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

[signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

                                        FIRST AMERICAN INVESTMENT FUNDS, INC.,
                                        ON BEHALF OF ITS BALANCED FUND

                                        By:
                                            ------------------------------------

                                        Its:
                                             -----------------------------------

                                        FIRST AMERICAN STRATEGY FUNDS, INC.,
                                        ON BEHALF OF ITS STRATEGY BALANCED
                                        ALLOCATION FUND

                                        By:
                                            ------------------------------------

                                        Its:
                                             -----------------------------------

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

     The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

          WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets;

          WHEREAS, it is desirable and in the best interests of the holders of the Class G shares of the Corporation (also known as "Balanced Fund") that the assets belonging to such class be sold to a separate portfolio of First American Strategy Funds, Inc. ("FASF") which is known as "Strategy Balanced Allocation Fund" and which is represented by FASF's Series B shares, in exchange for shares of Strategy Balanced Allocation Fund which are to be delivered to former Balanced Fund holders;

          WHEREAS, Balanced Fund and Strategy Balanced Allocation Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

          WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Balanced Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Balanced Fund shares for Strategy Balanced Allocation Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

          NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(V) immediately following Article IV(U) thereof:

               ARTICLE IV(V), (a) For purposes of this Article IV(V), the following terms shall have the following meanings:

                    "Corporation" means this corporation.

                    "FASF" means First American Strategy Funds, Inc., a
               Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended.

                    "Acquired Fund" means the Corporation's Balanced Fund, which is represented by the Corporation's Class G shares.

                    "Class A Acquired Fund Shares" means the Corporation's Class
               G Common Shares.

                    "Class B Acquired Fund Shares" means the Corporation's Class
               G, Series 3 Common Shares.

                    "Class C Acquired Fund Shares" means the Corporation's Class
               G, Series 4 Common Shares.

                    "Class R Acquired Fund Shares" means the Corporation's Class
               G, Series 5 Common Shares.

                    "Class Y Acquired Fund Shares" means the Corporation's Class
               G, Series 2 Common Shares.

                    "Acquiring Fund" means the FASF's Strategy Balanced
               Allocation Fund, which is represented by the FASF's Series B shares.

                    "Class A Acquiring Fund Shares" means FASF's Series B, Class
               Two Common Shares.

                    "Class B Acquiring Fund Shares" means FASF's Series B, Class
               Three Common Shares.

                    "Class C Acquiring Fund Shares" means FASF's Series B, Class
               Four Common Shares.

                    "Class R Acquiring Funds Shares" means FASF's Series B,
               Class One Common Shares.

                    "Class Y Acquiring Fund Shares" means FASF's Series B, Class
               Class 5 Common Shares.

                    "Effective Time" means 4:00 p.m. Eastern time on the date
               upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

               (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

               (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

               (d) The numbers of Class A, Class B, Class C, Class R and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C, Class R and Class Y Acquired Fund Shares shall be determined as follows:

                    (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares, Class B shares, Class C shares, Class R shares, and Class Y shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and the Acquired Fund's then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                    (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (v) The total number of Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class R Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class R Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class R Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class R Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                    (vii) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (ii) through (v) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class R Acquired Fund shareholder shall receive, at the Effective Time, Class R Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class R Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

               (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

               (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class G common shares of the Corporation, without designation as to series.

     The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President
and witnessed by its Secretary or an Assistant Secretary on this            day
of April, 2009.

                                        FIRST AMERICAN INVESTMENT FUNDS, INC.

                                        By:
                                            ------------------------------------

                                        Its:
                                             -----------------------------------

Witness:

--------------------------------
[Assistant] Secretary

                                     PART B
                                    FORM N-14

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                  BALANCED FUND

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                        STRATEGY BALANCED ALLOCATION FUND

                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402
                                 (800) 677-3863

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 4, 2009

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 4, 2009, relating to the proposed reorganization of Balanced Fund (the "Acquired Fund"), a series of First American Investments Funds, Inc. ("FAIF"), with and into Strategy Balanced Allocation Fund (the "Acquiring Fund"), a series of First American Strategy Funds, Inc. ("FASF"). A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FAIF or FASF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

     Further information about the Acquired Fund is contained in its prospectus dated February 29, 2008, and any supplements thereto, its Statement of Additional Information dated February 29, 2008, as supplemented, and its Annual Report to Shareholders for the fiscal year ended October 31, 2008. Further information about the Acquiring Fund is contained in its Prospectus dated December 10, 2008, and any supplements thereto, its Statement of Additional Information dated December 10, 2008, and its Annual Report to Shareholders for the fiscal year ended August 31, 2008. Each of the foregoing documents is incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

I.    Unaudited Pro Forma Financial Statements.......................   B-1


I.  UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     Set forth on the following pages are unaudited pro forma financial statements which are presented to show the effect of the proposed acquisition of Balanced Fund by Strategy Balanced Allocation Fund as if such acquisition had taken place as of the close of business on August 31, 2008. For purposes of presentation in the unaudited pro forma financial statements, Balanced Fund information is provided for its fiscal year ended October 31, 2008.

                FIRST AMERICAN STRATEGY BALANCED ALLOCATION FUND
               (formerly Strategy Growth & Income Allocation Fund)

            UNAUDITED PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
  August 31, 2008 for the Acquiring Fund and October 31, 2008 for the Acquired
                                      Fund,
  all dollars and shares are rounded to thousands (000), except per share data


                                                           STRATEGY
                                                           BALANCED
                                               BALANCED   ALLOCATION
                                                 FUND        FUND       UNAUDITED      UNAUDITED
                                              (ACQUIRED   (ACQUIRING    PRO FORMA      PRO FORMA
                                                FUND)        FUND)     ADJUSTMENTS      COMBINED
                                              ---------   ----------   -----------     ---------
Affiliated funds, at cost...................   $  7,230    $303,474     $  (7,230)(A)   $303,474
Unaffiliated investments, at cost...........    206,084       6,919      (206,084)(A)      6,919
Affiliated investments purchased with
  proceeds from securities lending, at
  cost......................................     35,199          --       (35,199)(A)         --
Cash denominated in foreign currencies, at
  cost......................................        116          --          (116)(A)         --

ASSETS:
Affiliated funds, at value..................      7,230     286,206        (7,230)(A)    286,206
Unaffiliated investments, at value..........    167,607       7,766      (167,607)(A)      7,766
Affiliated investments purchased with
  proceeds from securities lending, at
  value.....................................     35,199          --       (35,199)(A)         --
Cash........................................        936          --            --            936
Receivable for dividends and interest.......      1,290         703            --          1,993
Receivable for investments sold.............      3,107          --       173,000(A)     176,107
Receivable for capital shares sold..........         88         708            --            796
Receivable from advisor.....................         --           2            --              2
Prepaid expenses and other assets...........         36          26            --             62
                                               --------    --------     ---------       --------
TOTAL ASSETS................................    215,493     295,411       (37,036)       473,868

LIABILITIES:
Cash denominated in foreign currencies, at
  value.....................................        110          --          (110)(A)         --
Payable for investments purchased...........      2,738         897            --          3,635
Payable upon return of securities loaned....     35,199          --       (35,199)(A)         --
Payable for swap agreements.................      1,687          --        (1,687)(A)         --
Payable for variation margin................         40          --           (40)(A)         --
Payable for capital shares redeemed.........        147         250            --            397
Payable to affiliates.......................        135          28            --            163
Payable for distribution and shareholder
  servicing fees............................         19          42            --             61
Accrued expenses and liabilities............         13          18            --             31
                                               --------    --------     ---------       --------
TOTAL LIABILITIES...........................     40,088       1,235       (37,036)         4,287
                                               --------    --------     ---------       --------
NET ASSETS..................................    175,405     294,176            --        469,581

COMPOSITION OF NET ASSETS:
Portfolio capital...........................    235,668     301,519            --        537,187
Undistributed net investment income.........      1,153          22            --          1,175
Accumulated net realized gain (loss) on
  investments...............................    (20,943)      9,056       (40,473)(A)    (52,360)
Net unrealized depreciation of investments..    (40,473)    (16,421)       40,473(A)     (16,421)
                                               --------    --------     ---------       --------
NET ASSETS..................................    175,405     294,176            --        469,581

                                                           STRATEGY
                                                           BALANCED
                                               BALANCED   ALLOCATION
                                                 FUND        FUND       UNAUDITED      UNAUDITED
                                              (ACQUIRED   (ACQUIRING    PRO FORMA      PRO FORMA
                                                FUND)        FUND)     ADJUSTMENTS      COMBINED
                                              ---------   ----------   -----------     ---------
CLASS A:
Net assets..................................     61,222     119,109            --        180,331
Shares issued and outstanding ($0.01 par
  value -- 10 billion authorized)...........      8,048      11,365        (2,206)(B)     17,207
Net asset value and redemption price per
  share.....................................       7.61       10.48                        10.48
Maximum offering price per share(1).........       8.05       11.09                        11.09
CLASS B:
Net assets..................................      4,422       9,299            --         13,721
Shares issued and outstanding ($0.01 par
  value -- 10 billion authorized)...........        586         897          (159)(B)      1,324
Net asset value, offering price, and
  redemption price per share(2).............       7.54       10.36                        10.36
CLASS C:
Net assets..................................      1,612      10,090            --         11,702
Shares issued and outstanding ($0.01 par
  value -- 10 billion authorized)...........        212         972           (57)(B)      1,127
Net asset value, offering price, and
  redemption price per share(2).............       7.59       10.38                        10.38
CLASS R:
Net assets..................................        342       1,193            --          1,535
Shares issued and outstanding ($0.01 par
  value -- 20 billion authorized)...........         45         115           (12)(B)        148
Net asset value, offering price, and
  redemption price per share................       7.67       10.40                        10.40
CLASS Y:
Net assets..................................    107,807     154,485            --        262,292
Shares issued and outstanding ($0.01 par
  value -- 10 billion authorized)...........     14,125      14,775        (3,818)(B)     25,082
Net asset value, offering price, and
  redemption price per share................       7.63       10.46                        10.46



--------

 (1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

 (2) Class B and C have a contingent deferred sales charge. For a description of this sales charge, see note 3 in Notes to Unaudited Pro Forma Combined Financial Statements.

(A) The cost, market value and unrealized depreciation of securities, as well as all accounts relating to swap agreements and foreign currency held by the Balanced Fund as of October 31, 2008, have been eliminated. Unrealized depreciation on such investments has been reclassified as realized losses. In addition, securities held as collateral in connection with securities lending, and the corresponding liability to return such collateral, have been removed.

(B) Each class of shares of the Balanced Fund is exchanged for the corresponding class of shares of the Strategy Balanced Allocation Fund based on the current NAV.

The accompanying notes are an integral part of the unaudited pro forma financial statements.

                FIRST AMERICAN STRATEGY BALANCED ALLOCATION FUND
               (formerly Strategy Growth & Income Allocation Fund)

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Fiscal Year Ended August 31, 2008 for the Acquiring Fund and October 31,
                                  2008 for the
Acquired Fund, all dollars are rounded to thousands (000), except per share data


                                                           STRATEGY
                                                           BALANCED
                                               BALANCED   ALLOCATION
                                                 FUND        FUND       UNAUDITED      UNAUDITED
                                              (ACQUIRED   (ACQUIRING    PRO FORMA      PRO FORMA
                                                FUND)        FUND)     ADJUSTMENTS      COMBINED
                                              ---------   ----------   -----------     ---------
INVESTMENT INCOME:
Income distributions received from
  underlying affiliated funds...............   $     --    $ 12,741      $ 10,744(A)   $  23,485
Interest from unaffiliated investments......      8,229          --        (8,229)(A)         --
Dividends from unaffiliated investments.....      2,364          --        (2,364)(A)         --
Dividends from affiliated money market
  fund......................................        158          --          (158)(A)         --
Less: Foreign taxes withheld................         (7)         --             7(A)          --
Securities lending income...................        307          --          (307)(B)         --
                                               --------    --------      --------      ---------
TOTAL INVESTMENT INCOME.....................   $ 11,051    $ 12,741      $   (307)     $  23,485

EXPENSES:
Investment advisory fees....................   $  1,711    $    302      $ (1,448)(C)  $     565
Administration fees.........................        630          10          (630)(C)         10
Transfer agent fees.........................        216         155            (7)(D)        364
Custodian fees..............................         17          15            --             32
Legal fees..................................         15          12           (11)(D)         16
Audit fees..................................         33          29           (33)(D)         29
Registration fees...........................         52          61           (52)(D)         61
Postage and printing fees...................         21          43            --             64
Directors' fees.............................         28          24           (23)(D)         29
Other expenses..............................         20          21           (20)(D)         21
Distribution and shareholder servicing
  fees -- Class A...........................        217         306            --            523
Distribution and shareholder servicing
  fees -- Class B...........................         66          94            --            160
Distribution and shareholder servicing
  fees -- Class C...........................         24          80            --            104
Distribution and shareholder servicing
  fees -- Class R...........................          1           5            --              6
                                               --------    --------      --------      ---------
TOTAL EXPENSES..............................   $  3,051    $  1,157      $ (2,224)     $   1,984
Less: Fee waivers...........................       (508)       (219)          383(C)        (344)
Less: Indirect payments from the custodian..         (2)         --            --             (2)
                                               --------    --------      --------      ---------
TOTAL NET EXPENSES..........................   $  2,541    $    938      $ (1,841)     $   1,638
                                               --------    --------      --------      ---------
INVESTMENT INCOME -- NET....................   $  8,510    $ 11,803      $  1,534      $  21,847
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS -- NET
Capital gain distributions received from
  underlying affiliated funds(1)............   $     --    $  7,392      $     --      $   7,392
Net realized gain on affiliated funds(1)....         --       8,700            --          8,700
Net realized gain (loss) on unaffiliated
  investments...............................    (19,588)        927       (40,473)(E)    (59,134)
Net change in unrealized appreciation or
  depreciation of investments(1)............    (68,129)    (39,212)       40,473(E)     (66,868)
                                               --------    --------      --------      ---------
NET LOSS ON INVESTMENTS.....................   $(87,717)   $(22,193)     $     --      $(109,910)
                                               --------    --------      --------      ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................   $(79,207)   $(10,390)     $  1,534      $ (88,063)

--------

 (1) Dividend income, capital gain from investments in affiliated investment companies, net realized gain on securities sold, and net change in unrealized appreciation on investments for Strategy Balanced Allocation Fund are attributable to its underlying investment in affiliated investment companies.

(A) Interest income and dividends earned by Balanced Fund has been reclassified to income distributions received from underlying affiliated funds since all income earned by Strategy Balanced Allocation Fund is derived from investments in affiliated investment companies.

(B) Securities lending income has been reversed as Strategy Balanced Allocation Fund does not participate in securities lending.

(C)   Based on contractual fees and waivers of Strategy Balanced Allocation
      Fund.

(D) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(E) To reflect the realized loss on the disposition of the investments held by Balanced Fund.

The accompanying notes are an integral part of the unaudited pro forma financial statements.

                FIRST AMERICAN STRATEGY BALANCED ALLOCATION FUND
               (formerly Strategy Growth & Income Allocation Fund)

                   UNAUDITED PRO FORMA SCHEDULE OF INVESTMENTS
                   August 31, 2008 for the Acquiring Fund and
                     October 31, 2008 for the Acquired Fund,
                   all dollars are rounded to thousands (000)


                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
COMMON STOCKS -- 0.0%
CONSUMER
  DISCRETIONARY -- 0.0%
1-800-Flowers.com, Class
  A (a)..................       23,318   $    125            --   $     --        (23,318)  $    (125)           --   $     --
Advance Auto Parts.......       27,688        864            --         --        (27,688)       (864)           --         --
Amerigon (a) (b).........        4,554         22            --         --         (4,554)        (22)           --         --
ATC Technology (a) (b)...        4,313         95            --         --         (4,313)        (95)           --         --
Burger King Holdings.....       58,026      1,154            --         --        (58,026)     (1,154)           --         --
Christopher & Banks (b)..        9,672         50            --         --         (9,672)        (50)           --         --
Coinstar (a) (b).........        5,394        129            --         --         (5,394)       (129)           --         --
Comcast, Class A (b).....      111,071      1,750            --         --       (111,071)     (1,750)           --         --
Cooper Tire & Rubber
  (b)....................       13,859        106            --         --        (13,859)       (106)           --         --
D.R. Horton (b)..........       88,501        653            --         --        (88,501)       (653)           --         --
FGX International
  Holdings Limited (a)...        4,190         46            --         --         (4,190)        (46)           --         --
Fossil (a) (b)...........        3,461         63            --         --         (3,461)        (63)           --         --
Guess?...................       32,260        702            --         --        (32,260)       (702)           --         --
Home Depot (b)...........      115,879      2,734            --         --       (115,879)     (2,734)           --         --
Interface, Class A.......        5,534         39            --         --         (5,534)        (39)           --         --
Interpublic Group of
  Companies (a) (b)......      134,589        698            --         --       (134,589)       (698)           --         --
Jos. A. Bank Clothiers
  (a) (b)................        1,871         48            --         --         (1,871)        (48)           --         --
McCormick & Schmick's
  Seafood Restaurants
  (a)....................            2         --            --         --             (2)         --            --         --
McGraw-Hill (b)..........       34,263        920            --         --        (34,263)       (920)           --         --
Omnicom Group............       27,495        812            --         --        (27,495)       (812)           --         --
P.F. Chang's China Bistro
  (a) (b)................        5,101        104            --         --         (5,101)       (104)           --         --
Scientific Games, Class A
  (a) (b)................        4,491         81            --         --         (4,491)        (81)           --         --
Skechers U.S.A., Class A
  (a)....................        7,254         98            --         --         (7,254)        (98)           --         --
Texas Roadhouse, Class A
  (a)....................       13,845         97            --         --        (13,845)        (97)           --         --
TJX......................       54,264      1,452            --         --        (54,264)     (1,452)           --         --
VF.......................       15,538        856            --         --        (15,538)       (856)           --         --
VistaPrint (a) (b).......          739         13            --         --           (739)        (13)           --         --
WMS Industries (a) (b)...        4,323        108            --         --         (4,323)       (108)           --         --
                                         --------                 --------                  ---------                 --------
                                           13,819                       --                    (13,819)                      --
                                         --------                 --------                  ---------                 --------

CONSUMER STAPLES -- 0.0%
Chattem (a) (b)..........        1,275         96            --         --         (1,275)        (96)           --         --
Hain Celestial Group (a)
  (b)....................        5,465        127            --         --         (5,465)       (127)           --         --
Molson Coors Brewing,
  Class B................       20,440        764            --         --        (20,440)       (764)           --         --
Pepsi Bottling Group.....       58,374      1,350            --         --        (58,374)     (1,350)           --         --
Procter & Gamble.........       23,675      1,528            --         --        (23,675)     (1,528)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
CONSUMER STAPLES (CONTINUED)
Ralcorp Holdings (a)
  (b)....................          970   $     66            --   $     --           (970)  $     (66)           --   $     --
Wal-Mart Stores..........       20,167      1,125            --         --        (20,167)     (1,125)           --         --
                                         --------                 --------                  ---------                 --------
                                            5,056                       --                     (5,056)                      --
                                         --------                 --------                  ---------                 --------

ENERGY -- 0.0%
Arena Resources (a) (b)..        1,184         36            --         --         (1,184)        (36)           --         --
Atwood Oceanics (a)......        1,635         45            --         --         (1,635)        (45)           --         --
Cal Dive International
  (a)....................        3,693         31            --         --         (3,693)        (31)           --         --
Cameron International (a)
  (b)....................       27,415        665            --         --        (27,415)       (665)           --         --
Chevron..................       13,463      1,004            --         --        (13,463)     (1,004)           --         --
Comstock Resources (a)
  (b)....................        1,284         64            --         --         (1,284)        (64)           --         --
Edge Petroleum (a) (b)...       10,567          6            --         --        (10,567)         (6)           --         --
Exxon Mobil..............       39,700      2,943            --         --        (39,700)     (2,943)           --         --
Holly....................        3,018         59            --         --         (3,018)        (59)           --         --
Penn Virginia............        1,093         41            --         --         (1,093)        (41)           --         --
Petroleum Development (a)
  (b)....................          589         12            --         --           (589)        (12)           --         --
Plains Exploration &
  Production (a).........       24,398        688            --         --        (24,398)       (688)           --         --
Tesoro (b)...............        5,778         56            --         --         (5,778)        (56)           --         --
TETRA Technologies (a)...       10,694         75            --         --        (10,694)        (75)           --         --
Weatherford International
  (a) (b)................       65,545      1,106            --         --        (65,545)     (1,106)           --         --
Williams.................       66,900      1,403            --         --        (66,900)     (1,403)           --         --
XTO Energy...............       29,370      1,056            --         --        (29,370)     (1,056)           --         --
                                         --------                 --------                  ---------                 --------
                                            9,290                       --                     (9,290)                      --
                                         --------                 --------                  ---------                 --------

FINANCIALS -- 0.0%
ACE......................       17,408        999            --         --        (17,408)       (999)           --         --
Affiliated Managers Group
  (a) (b)................        1,524         71            --         --         (1,524)        (71)           --         --
Astoria Financial........        6,407        122            --         --         (6,407)       (122)           --         --
Bank of America..........       78,855      1,906            --         --        (78,855)     (1,906)           --         --
Bank of the Ozarks (b)...        4,469        136            --         --         (4,469)       (136)           --         --
BB&T (b).................       29,544      1,059            --         --        (29,544)     (1,059)           --         --
BioMed Realty Trust......        3,855         54            --         --         (3,855)        (54)           --         --
Cullen/Frost Bankers.....        1,275         71            --         --         (1,275)        (71)           --         --
Delphi Financial Group,
  Class A................        6,504        102            --         --         (6,504)       (102)           --         --
Digital Realty
  Trust -- REIT (b)......        1,074         36            --         --         (1,074)        (36)           --         --
Dime Community
  Bancshares.............        7,362        123            --         --         (7,362)       (123)           --         --
HCC Insurance Holdings...        2,316         51            --         --         (2,316)        (51)           --         --
Hudson City Bancorp......       49,193        925            --         --        (49,193)       (925)           --         --
Independent Bank.........        2,824         81            --         --         (2,824)        (81)           --         --
Invesco..................       70,553      1,052            --         --        (70,553)     (1,052)           --         --
JPMorgan Chase...........       52,686      2,173            --         --        (52,686)     (2,173)           --         --
Kite Realty Group
  Trust -- REIT..........        3,643         22            --         --         (3,643)        (22)           --         --
Knight Capital Group,
  Class A (a)............        7,958        115            --         --         (7,958)       (115)           --         --
LaSalle Hotel
  Properties -- REIT.....        3,097         44            --         --         (3,097)        (44)           --         --
MFA Mortgage
  Investments -- REIT....       18,462        102            --         --        (18,462)       (102)           --         --
Platinum Underwriters
  Holdings...............        3,998        127            --         --         (3,998)       (127)           --         --
State Street.............       29,239      1,267            --         --        (29,239)     (1,267)           --         --
TD Ameritrade (a)........       73,450        976            --         --        (73,450)       (976)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
FINANCIALS (CONTINUED)
Umpqua Holdings (b)......        2,641   $     45            --   $     --         (2,641)  $     (45)           --   $     --
Wells Fargo..............       66,511      2,265            --         --        (66,511)     (2,265)           --         --
Zions Bancorporation.....       23,090        880            --         --        (23,090)       (880)           --         --
                                         --------                 --------                  ---------                 --------
                                           14,804                       --                    (14,804)                      --
                                         --------                 --------                  ---------                 --------

HEALTHCARE -- 0.0%
Abbott Laboratories......       33,905      1,870            --         --        (33,905)     (1,870)           --         --
Acorda Therapeutics (a)..        1,299         26            --         --         (1,299)        (26)           --         --
Alexion Pharmaceuticals
  (a) (b)................          912         37            --         --           (912)        (37)           --         --
Amedisys (a) (b).........        1,002         56            --         --         (1,002)        (56)           --         --
Amgen (a)................       23,068      1,382            --         --        (23,068)     (1,382)           --         --
Arena Pharmaceuticals (a)
  (b)....................        6,103         22            --         --         (6,103)        (22)           --         --
Array BioPharma (a)......        7,424         37            --         --         (7,424)        (37)           --         --
Baxter International.....       25,371      1,535            --         --        (25,371)     (1,535)           --         --
BioMarin Pharmaceutical
  (a) (b)................          804         15            --         --           (804)        (15)           --         --
Bio-Reference
  Laboratories (a).......        1,275         31            --         --         (1,275)        (31)           --         --
Celgene (a) (b)..........       25,166      1,617            --         --        (25,166)     (1,617)           --         --
Dexcom (a) (b)...........       12,115         55            --         --        (12,115)        (55)           --         --
eResearchTechnology (a)..        4,281         28            --         --         (4,281)        (28)           --         --
Exelixis (a) (b).........        4,165         14            --         --         (4,165)        (14)           --         --
Gilead Sciences (a) (b)..       27,689      1,270            --         --        (27,689)     (1,270)           --         --
Hologic (a) (b)..........        1,156         14            --         --         (1,156)        (14)           --         --
ICU Medical (a) (b)......        4,140        133            --         --         (4,140)       (133)           --         --
Immucor (a) (b)..........        4,171        111            --         --         (4,171)       (111)           --         --
Invitrogen (a) (b).......       27,271        785            --         --        (27,271)       (785)           --         --
IPC The Hospitalist (a)..        1,750         36            --         --         (1,750)        (36)           --         --
Isis Pharmaceuticals (a)
  (b)....................        1,821         26            --         --         (1,821)        (26)           --         --
K-V Pharmaceutical, Class
  A (a) (b)..............        7,925        135            --         --         (7,925)       (135)           --         --
Magellan Health Services
  (a)....................          712         26            --         --           (712)        (26)           --         --
Masimo (a)...............        1,259         40            --         --         (1,259)        (40)           --         --
Medco Health Solutions
  (a)....................       31,586      1,199            --         --        (31,586)     (1,199)           --         --
Medtronic................       41,553      1,676            --         --        (41,553)     (1,676)           --         --
Myriad Genetics (a) (b)..          546         34            --         --           (546)        (34)           --         --
Onyx Pharmaceuticals
  (a)....................          557         15            --         --           (557)        (15)           --         --
OSI Pharmaceuticals (a)
  (b)....................          560         21            --         --           (560)        (21)           --         --
Pediatrix Medical Group
  (a) (b)................          882         34            --         --           (882)        (34)           --         --
RTI Biologics (a)........        6,689         20            --         --         (6,689)        (20)           --         --
Senomyx (a) (b)..........        7,470         19            --         --         (7,470)        (19)           --         --
SonoSite (a) (b).........        3,279         69            --         --         (3,279)        (69)           --         --
Thermo Fisher Scientific
  (a)....................       28,735      1,167            --         --        (28,735)     (1,167)           --         --
Thoratec (a).............        1,919         47            --         --         (1,919)        (47)           --         --
TranS1 (a) (b)...........        5,556         35            --         --         (5,556)        (35)           --         --
United Therapeutics (a)
  (b)....................          219         19            --         --           (219)        (19)           --         --
                                         --------                 --------                  ---------                 --------
                                           13,656                       --                    (13,656)                      --
                                         --------                 --------                  ---------                 --------

INDUSTRIALS -- 0.0%
3M (b)...................       23,887      1,536            --         --        (23,887)     (1,536)           --         --
Advisory Board (a).......        3,989         98            --         --         (3,989)        (98)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
INDUSTRIALS (CONTINUED)
Ameron International.....          845   $     40            --   $     --           (845)  $     (40)           --   $     --
AMETEK (b)...............        2,256         75            --         --         (2,256)        (75)           --         --
BE Aerospace (a).........        8,486        109            --         --         (8,486)       (109)           --         --
CBIZ (a) (b).............        6,234         51            --         --         (6,234)        (51)           --         --
Con-way..................        1,631         56            --         --         (1,631)        (56)           --         --
Emerson Electric.........       35,096      1,149            --         --        (35,096)     (1,149)           --         --
EnergySolutions..........        3,947         18            --         --         (3,947)        (18)           --         --
ESCO Technologies (a)
  (b)....................        4,361        150            --         --         (4,361)       (150)           --         --
Forward Air (b)..........        4,334        113            --         --         (4,334)       (113)           --         --
IDEX.....................        3,215         75            --         --         (3,215)        (75)           --         --
Illinois Tool Works (b)..       40,992      1,369            --         --        (40,992)     (1,369)           --         --
Interline Brands (a)
  (b)....................        6,012         64            --         --         (6,012)        (64)           --         --
Kaydon...................          532         18            --         --           (532)        (18)           --         --
Knight Transportation
  (b)....................        5,166         82            --         --         (5,166)        (82)           --         --
MasTec (a)...............       12,200        106            --         --        (12,200)       (106)           --         --
Old Dominion Freight Line
  (a) (b)................        1,277         39            --         --         (1,277)        (39)           --         --
Raytheon (b).............       28,704      1,467            --         --        (28,704)     (1,467)           --         --
RBC Bearings (a) (b).....        1,172         28            --         --         (1,172)        (28)           --         --
Southwest Airlines (b)...       70,405        829            --         --        (70,405)       (829)           --         --
United Parcel Service,
  Class B (b)............       25,656      1,354            --         --        (25,656)     (1,354)           --         --
Waste Connections (a)
  (b)....................        1,698         57            --         --         (1,698)        (57)           --         --
                                         --------                 --------                  ---------                 --------
                                            8,883                       --                     (8,883)                      --
                                         --------                 --------                  ---------                 --------

INFORMATION
  TECHNOLOGY -- 0.0%
Accenture, Class A.......       32,805      1,084            --         --        (32,805)     (1,084)           --         --
Activision Blizzard (a)..       64,381        802            --         --        (64,381)       (802)           --         --
ADC Telecommunications
  (a) (b)................       17,095        108            --         --        (17,095)       (108)           --         --
Advanced Analogic
  Technologies (a).......       32,621         98            --         --        (32,621)        (98)           --         --
Apple (a) (b)............       18,870      2,030            --         --        (18,870)     (2,030)           --         --
Bankrate (a) (b).........          404         13            --         --           (404)        (13)           --         --
Belden...................        2,349         49            --         --         (2,349)        (49)           --         --
BMC Software (a).........       51,783      1,337            --         --        (51,783)     (1,337)           --         --
Cisco Systems (a)........      112,888      2,006            --         --       (112,888)     (2,006)           --         --
Cognex (b)...............          239          4            --         --           (239)         (4)           --         --
Commvault Systems (a)....        3,858         41            --         --         (3,858)        (41)           --         --
DealerTrack Holdings (a)
  (b)....................        8,107         87            --         --         (8,107)        (87)           --         --
Digital River (a) (b)....        1,294         32            --         --         (1,294)        (32)           --         --
Emulex (a)...............       11,568        110            --         --        (11,568)       (110)           --         --
F5 Networks (a)..........        3,848         96            --         --         (3,848)        (96)           --         --
Hewlett-Packard..........       82,982      3,177            --         --        (82,982)     (3,177)           --         --
Hittite Microwave (a)....        1,469         48            --         --         (1,469)        (48)           --         --
MEMC Electronic Materials
  (a)....................       43,758        804            --         --        (43,758)       (804)           --         --
Netlogic Microsystems (a)
  (b)....................        1,274         27            --         --         (1,274)        (27)           --         --
Omniture (a) (b).........        6,194         71            --         --         (6,194)        (71)           --         --
Oracle (a)...............       98,614      1,804            --         --        (98,614)     (1,804)           --         --
Plexus (a)...............        1,589         30            --         --         (1,589)        (30)           --         --
Polycom (a) (b)..........        5,970        125            --         --         (5,970)       (125)           --         --
Power Integrations (a)...          802         17            --         --           (802)        (17)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
INFORMATION TECHNOLOGY (CONTINUED)
Progress Software (a)....        5,556   $    128            --   $     --         (5,556)  $    (128)           --   $     --
QUALCOMM.................       11,528        441            --         --        (11,528)       (441)           --         --
Silicon Laboratories
  (a)....................        3,040         79            --         --         (3,040)        (79)           --         --
Symantec (a).............       60,801        765            --         --        (60,801)       (765)           --         --
Tessera Technologies
  (a)....................        6,441        111            --         --         (6,441)       (111)           --         --
Texas Instruments........       48,166        942            --         --        (48,166)       (942)           --         --
TTM Technologies (a)
  (b)....................        6,376         46            --         --         (6,376)        (46)           --         --
VASCO Data Security
  International (a)......        5,738         65            --         --         (5,738)        (65)           --         --
                                         --------                 --------                  ---------                 --------
                                           16,577                       --                    (16,577)                      --
                                         --------                 --------                  ---------                 --------

MATERIALS -- 0.0%
Albemarle................        3,986         97            --         --         (3,986)        (97)           --         --
AptarGroup...............        2,469         75            --         --         (2,469)        (75)           --         --
Pactiv (a)...............       84,622      1,994            --         --        (84,622)     (1,994)           --         --
Terra Industries.........        3,139         69            --         --         (3,139)        (69)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,235                       --                     (2,235)                      --
                                         --------                 --------                  ---------                 --------

TELECOMMUNICATION
  SERVICES -- 0.0%
American Tower, Class A
  (a)....................       37,984      1,227            --         --        (37,984)     (1,227)           --         --
Cogent Communications
  Group (a) (b)..........        6,095         29            --         --         (6,095)        (29)           --         --
General Communication,
  Class A (a) (b)........        3,916         30            --         --         (3,916)        (30)           --         --
Verizon Communications...       42,334      1,256            --         --        (42,334)     (1,256)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,542                       --                     (2,542)                      --
                                         --------                 --------                  ---------                 --------

UTILITIES -- 0.0%
NSTAR....................        2,004         66            --         --         (2,004)        (66)           --         --
                                         --------                 --------                                            --------
TOTAL COMMON STOCKS
                                         --------                                           ---------                 --------
(COST $0: $105,134 LESS
  $105,134 PRO FORMA
  ADJUSTMENTS)...........                  86,928                       --                    (86,928)                      --
                                         --------                 --------                  ---------                 --------

INVESTMENT
  COMPANIES -- 61.9%
EQUITY FUNDS
  (J) -- 36.3%
First American Equity
  Income Fund, Class Y...           --         --       568,604      7,284             --          --       568,604      7,284
First American Global
  Infrastructure Fund,
  Class Y (a)............           --         --       600,836      5,395             --          --       600,836      5,395
First American
  International Fund,
  Class Y................           --         --       410,118      5,110             --          --       410,118      5,110
First American
  International Select
  Fund, Class Y..........           --         --     2,587,653     24,712             --          --     2,587,653     24,712
First American Large Cap
  Growth Opportunities
  Fund, Class Y..........           --         --       853,141     25,227             --          --       853,141     25,227
First American Large Cap
  Select Fund, Class Y...           --         --     3,032,506     37,209             --          --     3,032,506     37,209
First American Large Cap
  Value Fund, Class Y....           --         --       626,282     10,190             --          --       626,282     10,190
First American Mid Cap
  Growth Opportunities
  Fund, Class Y (a)......           --         --       113,579      4,223             --          --       113,579      4,223
First American Mid Cap
  Value Fund, Class Y....           --         --       182,406      4,093             --          --       182,406      4,093

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
EQUITY FUNDS (CONTINUED)
First American
  Quantitative Large Cap
  Core Fund, Class Y.....           --   $     --     1,146,135   $ 25,318             --   $      --     1,146,135   $ 25,318
First American
  Quantitative Large Cap
  Growth Fund, Class Y...           --         --       161,948      3,827             --          --       161,948      3,827
First American
  Quantitative Large Cap
  Value Fund, Class Y....           --         --       128,111      2,788             --          --       128,111      2,788
First American Real
  Estate Securities Fund,
  Class Y................           --         --       670,642     12,300             --          --       670,642     12,300
First American Small Cap
  Select Fund, Class Y...           --         --       235,560      2,829             --          --       235,560      2,829
First American Small Cap
  Value Fund, Class Y....           --         --        18,541        199             --          --        18,541        199
                                         --------                 --------                  ---------                 --------
                                               --                  170,704                         --                  170,704

FIXED INCOME FUNDS
  (J) -- 23.9%
First American Inflation
  Protected Securities
  Fund, Class Y..........           --         --       992,191      9,962             --          --       992,191      9,962
First American Total
  Return Bond Fund, Class
  Y......................           --         --    10,686,318    102,375             --          --    10,686,318    102,375
                                         --------                 --------                  ---------                 --------
                                               --                  112,337                         --                  112,337

EXCHANGE-TRADED
  FUND -- 1.7%
iShares S&P GSCI
  Commodity-Indexed Trust
  (a)....................           --         --       129,282      7,766             --          --       129,282      7,766
iShares MSCI EAFE Index
  Fund (b)...............       76,600      3,418            --         --        (76,600)     (3,418)           --         --
iShares MSCI Emerging
  Markets Index Fund
  (b)....................       23,400        596            --         --        (23,400)       (596)           --         --
                                         --------                 --------                  ---------                 --------
                                            4,014                    7,766                     (4,014)                   7,766
                                         --------                 --------                  ---------                 --------
TOTAL INVESTMENT
  COMPANIES (ACQUIRED
  FUND COST $0: $4,900
  LESS $4,900 PRO FORMA
  ADJUSTMENTS; ACQUIRING
  FUND COST $307,228)....                   4,014                  290,807                     (4,014)                 290,807

CORPORATE BONDS -- 0.0%
BANKING -- 0.0%
Bank of America
     5.750%, 12/01/2017
       (b)...............  $       390   $    336   $        --   $     --   $       (390)  $    (336)  $        --   $     --
     8.000%, 12/29/2049
       (b) (c)...........          585        438            --         --           (585)       (438)           --         --
Citigroup
     6.125%, 05/15/2018..          530        454            --         --           (530)       (454)           --         --
     6.875%, 03/05/2038
       (b)...............          350        290            --         --           (350)       (290)           --         --
     8.400%, 04/29/2049
       (c)...............        1,395        970            --         --         (1,395)       (970)           --         --
Citigroup Capital XXI
     8.300%, 12/21/2057
       (c)...............          955        656            --         --           (955)       (656)           --         --
Fifth Third Bancorp
     6.250%, 05/01/2013..          445        386            --         --           (445)       (386)           --         --
HSBC Holdings
     6.800%, 06/01/2038..          530        437            --         --           (530)       (437)           --         --
JPMorgan Chase
  Series 1
     7.900%, 04/29/2049
       (c)...............          710        575            --         --           (710)       (575)           --         --
JPMorgan Chase Capital XX
  Series T
     6.550%, 09/29/2036..          570        399            --         --           (570)       (399)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
BANKING (CONTINUED)
Lloyds TSB Group
     6.267%, 12/31/2049
       (c) (d)...........          340   $    154            --   $     --           (340)  $    (154)           --   $     --
National City Preferred
  Capital Trust I
     12.000%, 12/29/2049
       (c)...............          300        273            --         --           (300)       (273)           --         --
PNC Financial Services
     8.250%, 05/29/2049
       (c)...............          440        363            --         --           (440)       (363)           --         --
UBS Preferred Funding
  Trust V
     6.243%, 05/29/2049
       (c)...............          545        326            --         --           (545)       (326)           --         --
Wachovia
     5.750%, 06/15/2017..          290        250            --         --           (290)       (250)           --         --
     5.750%, 02/01/2018..          135        118            --         --           (135)       (118)           --         --
     7.980%, 02/28/2049
       (b) (c)...........          545        412            --         --           (545)       (412)           --         --
Wells Fargo
     5.625%, 12/11/2017
       (b)...............          250        221            --         --           (250)       (221)           --         --
Wells Fargo Capital X
     5.950%, 12/15/2036..          230        150            --         --           (230)       (150)           --         --
Wells Fargo Capital XIII
  Series GMTN
     7.700%, 12/29/2049
       (c)...............        1,250      1,022            --         --         (1,250)     (1,022)           --         --
Wells Fargo Capital XV
     9.750%, 12/29/2049
       (c)...............          105        102            --         --           (105)       (102)           --         --
                                         --------                 --------                  ---------                 --------
                                            8,332                       --                     (8,332)                      --
                                         --------                 --------                  ---------                 --------

BASIC INDUSTRY -- 0.0%
Arcelormittal
     6.125%, 06/01/2018
       (d)...............          470        324            --         --           (470)       (324)           --         --
Braskem Finance
     7.250%, 06/05/2018
       (d)...............          405        289            --         --           (405)       (289)           --         --
Celulosa Arauco y
  Constitucion
     5.625%, 04/20/2015..          345        288            --         --           (345)       (288)           --         --
Evraz Group
     8.250%, 11/10/2015
       (d)...............          190         80            --         --           (190)        (80)           --         --
FMG Finance
     10.000%, 09/01/2013
       (b) (d)...........          195        132            --         --           (195)       (132)           --         --
Freeport-McMoRan Copper &
  Gold
     8.375%, 04/01/2017..          350        275            --         --           (350)       (275)           --         --
Georgia-Pacific
     7.125%, 01/15/2017
       (d)...............          190        132            --         --           (190)       (132)           --         --
Griffin Coal Mining
     9.500%, 12/01/2016
       (d)...............          200         82            --         --           (200)        (82)           --         --
International Paper
     8.700%, 06/15/2038..          185        142            --         --           (185)       (142)           --         --
Noble Group Limited
     6.625%, 03/17/2015
       (d)...............          255        115            --         --           (255)       (115)           --         --
Nova Chemicals
     6.500%, 01/15/2012..          200        158            --         --           (200)       (158)           --         --
Rio Tinto Financial
  U.S.A.
     6.500%, 07/15/2018..          265        205            --         --           (265)       (205)           --         --
Southern Copper
     7.500%, 07/27/2035..          190        125            --         --           (190)       (125)           --         --
Teck Cominco Limited
     6.125%, 10/01/2035..          280        153            --         --           (280)       (153)           --         --
U.S. Steel
     7.000%, 02/01/2018..          335        231            --         --           (335)       (231)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
BASIC INDUSTRY (CONTINUED)
Vale Overseas
     6.250%, 01/11/2016..          175   $    146            --   $     --           (175)  $    (146)           --   $     --
Vedanta Resources
     9.500%, 07/18/2018
       (d)...............          195         86            --         --           (195)        (86)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,963                       --                     (2,963)                      --
                                         --------                 --------                  ---------                 --------

BROKERAGE -- 0.0%
Bear Stearns
     7.250%, 02/01/2018..          290        273            --         --           (290)       (273)           --         --
Goldman Sachs Capital II
     5.793%, 12/29/2049
       (c)...............        1,015        466            --         --         (1,015)       (466)           --         --
Goldman Sachs Group
     6.750%, 10/01/2037..          780        508            --         --           (780)       (508)           --         --
Merrill Lynch
     5.450%, 02/05/2013..          305        275            --         --           (305)       (275)           --         --
     6.050%, 05/16/2016
       (b)...............          340        275            --         --           (340)       (275)           --         --
Morgan Stanley
     5.375%, 10/15/2015
       (b)...............          440        344            --         --           (440)       (344)           --         --
  Series MTN
     6.625%, 04/01/2018..          650        541            --         --           (650)       (541)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,682                       --                     (2,682)                      --
                                         --------                 --------                  ---------                 --------

CAPITAL GOODS -- 0.0%
Siemens Financiering
     6.125%, 08/17/2026
       (d)...............          225        183            --         --           (225)       (183)           --         --
                                         --------                 --------                  ---------                 --------

COMMUNICATIONS -- 0.0%
British Sky Broadcasting
     6.100%, 02/15/2018
       (d)...............          510        430            --         --           (510)       (430)           --         --
British Telecom
     5.950%, 01/15/2018..          450        356            --         --           (450)       (356)           --         --
Deutsche Telekom
     6.750%, 08/20/2018
       (b)...............          370        308            --         --           (370)       (308)           --         --
Embarq
     7.082%, 06/01/2016..          215        166            --         --           (215)       (166)           --         --
Time Warner Cable
     7.300%, 07/01/2038
       (b)...............          370        310            --         --           (370)       (310)           --         --
Verizon Communications
     6.900%, 04/15/2038..          475        397            --         --           (475)       (397)           --         --
                                         --------                 --------                  ---------                 --------
                                            1,967                       --                     (1,967)                      --
                                         --------                 --------                  ---------                 --------

CONSUMER CYCLICAL -- 0.0%
CVS Caremark
     6.302%, 06/01/2037
       (c)...............          340        238            --         --           (340)       (238)           --         --
Duty Free International
     7.000%, 01/15/2004
       (f) (g)...........          588         --            --         --           (588)         --            --         --
Galaxy Entertainment
     9.875%, 12/15/2012
       (e) (b) (d).......          175         67            --         --           (175)        (67)           --         --
Home Depot
     5.875%, 12/16/2036..          270        161            --         --           (270)       (161)           --         --
Lippo Karawaci Finance
     8.875%, 03/09/2011..          175         80            --         --           (175)        (80)           --         --
Marfrig Overseas
     9.625%, 11/16/2016
       (d)...............          290        139            --         --           (290)       (139)           --         --
Viacom
     6.875%, 04/30/2036..          365        255            --         --           (365)       (255)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
CONSUMER CYCLICAL (CONTINUED)
Whirlpool
  Series MTN
     5.500%, 03/01/2013..          435   $    403            --   $     --           (435)  $    (403)           --   $     --
                                         --------                 --------                  ---------                 --------
                                            1,343                       --                     (1,343)                      --
                                         --------                 --------                  ---------                 --------

CONSUMER NON
  CYCLICAL -- 0.0%
AmerisourceBergen
     5.625%, 09/15/2012..          500        452            --         --           (500)       (452)           --         --
Constellation Brands
     7.250%, 05/15/2017..          300        249            --         --           (300)       (249)           --         --
Fisher Scientific
  International
     6.750%, 08/15/2014..          220        192            --         --           (220)       (192)           --         --
Smithfield Foods
     7.000%, 08/01/2011..          250        175            --         --           (250)       (175)           --         --
                                         --------                 --------                  ---------                 --------
                                            1,068                       --                     (1,068)                      --
                                         --------                 --------                  ---------                 --------

ELECTRIC -- 0.0%
Dynegy Holdings
     7.750%, 06/01/2019..          305        204            --         --           (305)       (204)           --         --
Energy Future Holdings
     10.875%, 11/01/2017
       (d)...............          205        158            --         --           (205)       (158)           --         --
ISA Capital Brasil
     8.800%, 01/30/2017
       (d)...............          180        130            --         --           (180)       (130)           --         --
Oncor Electric Delivery
     7.000%, 05/01/2032..          225        168            --         --           (225)       (168)           --         --
Taqa Abu Dhabi National
  Energy
     6.165%, 10/25/2017
       (b) (d)...........          370        247            --         --           (370)       (247)           --         --
Transalta
     6.650%, 05/15/2018..          290        251            --         --           (290)       (251)           --         --
Virginia Electric Power
     5.950%, 09/15/2017..          240        207            --         --           (240)       (207)           --         --
                                         --------                 --------                  ---------                 --------
                                            1,365                       --                     (1,365)                      --
                                         --------                 --------                  ---------                 --------

ENERGY -- 0.0%
Lukoil International
  Finance
     6.356%, 06/07/2017
       (d)...............          120         66            --         --           (120)        (66)           --         --
     6.656%, 06/07/2022
       (d)...............          460        230            --         --           (460)       (230)           --         --
Mariner Energy
     7.500%, 04/15/2013..          270        186            --         --           (270)       (186)           --         --
Petro-Canada
     6.800%, 05/15/2038..          270        182            --         --           (270)       (182)           --         --
Pioneer Natural Resource
     6.650%, 03/15/2017..          290        218            --         --           (290)       (218)           --         --
Suncor Energy
     6.100%, 06/01/2018..          195        155            --         --           (195)       (155)           --         --
Tengizchevroil Finance
     6.124%, 11/15/2014
       (d)...............          344        220            --         --           (344)       (220)           --         --
Tesoro
     6.625%, 11/01/2015..          375        255            --         --           (375)       (255)           --         --
Weatherford International
     7.000%, 03/15/2038..          145        107            --         --           (145)       (107)           --         --
Whiting Petroleum
     7.000%, 02/01/2014..          295        209            --         --           (295)       (209)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
ENERGY (CONTINUED)
XTO Energy
     6.375%, 06/15/2038..          205   $    144            --   $     --           (205)  $    (144)           --   $     --
                                         --------                 --------                  ---------                 --------
                                            1,972                       --                     (1,972)                      --
                                         --------                 --------                  ---------                 --------

FINANCE -- 0.0%
American Express Credit
  Series C
     7.300%, 08/20/2013..          335        296            --         --           (335)       (296)           --         --
Capital One Financial
     6.150%, 09/01/2016..          400        243            --         --           (400)       (243)           --         --
CIT Group
     5.650%, 02/13/2017..          110         53            --         --           (110)        (53)           --         --
Credit Agricole
     6.637%, 05/29/2049
       (c) (d)...........          275        132            --         --           (275)       (132)           --         --
ILFC E-Capital Trust I
     5.900%, 12/21/2065
       (c) (d)...........          405        136            --         --           (405)       (136)           --         --
International Lease
  Finance
     6.375%, 03/25/2013..          305        199            --         --           (305)       (199)           --         --
Janus Capital Group
     6.700%, 06/15/2017..          305        193            --         --           (305)       (193)           --         --
Rockies Express Pipeline
     7.500%, 07/15/2038
       (b) (d)...........          200        151            --         --           (200)       (151)           --         --
RSHB Capital
     7.750%, 05/29/2018
       (d)...............          250        157            --         --           (250)       (157)           --         --
SLM
  Series MTN
     5.400%, 10/25/2011..          350        248            --         --           (350)       (248)           --         --
Transcapitalinvest
     5.670%, 03/05/2014
       (d)...............          640        371            --         --           (640)       (371)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,179                       --                     (2,179)                      --
                                         --------                 --------                  ---------                 --------

INSURANCE -- 0.0%
Allied World Assurance
     7.500%, 08/01/2016
       (b)...............          565        465            --         --           (565)       (465)           --         --
American International
  Group
     8.175%, 05/15/2058
       (c) (d)...........          680        108            --         --           (680)       (108)           --         --
Chubb
     5.750%, 05/15/2018..          560        465            --         --           (560)       (465)           --         --
Genworth Financial
  Series MTN
     6.515%, 05/22/2018..          325        158            --         --           (325)       (158)           --         --
Hartford Financial
  Services Group
  Series MTN
     6.000%, 01/15/2019..          415        288            --         --           (415)       (288)           --         --
Liberty Mutual Group
     7.000%, 03/15/2037
       (c) (d)...........          235        126            --         --           (235)       (126)           --         --
MetLife Capital Trust IV
     7.875%, 12/15/2037
       (d)...............          330        185            --         --           (330)       (185)           --         --
ZFS Finance USA Trust V
     6.500%, 05/09/2037
       (c) (d)...........          755        408            --         --           (755)       (408)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,203                       --                     (2,203)                      --
                                         --------                 --------                  ---------                 --------

NATURAL GAS -- 0.0%
Enterprise Products
     8.375%, 08/01/2066..          180        134            --         --           (180)       (134)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
NATURAL GAS (CONTINUED)
Kinder Morgan Energy
  Partners
  Series MTN
     6.950%, 01/15/2038..          290   $    213            --   $     --           (290)  $    (213)           --   $     --
NGPL Pipeco
     7.119%, 12/15/2017
       (d)...............          230        187            --         --           (230)       (187)           --         --
Southern Union
     7.200%, 11/01/2066
       (c)...............          155         96            --         --           (155)        (96)           --         --
Transport De Gas Del Sur
     7.875%, 05/14/2017
       (d)...............          235         96            --         --           (235)        (96)           --         --
                                         --------                 --------                  ---------                 --------
                                              726                       --                       (726)                      --
                                         --------                 --------                  ---------                 --------

REAL ESTATE -- 0.0%
Health Care
  Properties -- REIT
  Series MTN
     6.300%, 09/15/2016..          710        532            --         --           (710)       (532)           --         --
iStar Financial -- REIT
     8.625%, 06/01/2013..          235         92            --         --           (235)        (92)           --         --
Prologis 2006 -- REIT
     5.750%, 04/01/2016..          600        317            --         --           (600)       (317)           --         --
                                         --------                 --------                  ---------                 --------
                                              941                       --                       (941)                      --
                                         --------                 --------                  ---------                 --------

SOVEREIGN -- 0.0%
U.K. Government Treasury
     5.250%, 06/07/2012
       (h)...............        1,200      2,035            --         --         (1,200)     (2,035)           --         --
                                         --------                 --------                  ---------                 --------

TECHNOLOGY -- 0.0%
Amkor Technologies
     9.250%, 06/01/2016..          285        170            --         --           (285)       (170)           --         --
Celestica
     7.875%, 07/01/2011..          295        265            --         --           (295)       (265)           --         --
Chartered Semiconductor
     6.375%, 08/03/2015..          250        196            --         --           (250)       (196)           --         --
Computer Sciences
     6.500%, 03/15/2018
       (d)...............          340        264            --         --           (340)       (264)           --         --
First Data
     9.875%, 09/24/2015..          200        128            --         --           (200)       (128)           --         --
IBM
     8.000%, 10/15/2038..          175        182            --         --           (175)       (182)           --         --
Jabil Circuit
     5.875%, 07/15/2010..          680        613            --         --           (680)       (613)           --         --
LG Electronics
     5.000%, 06/17/2010
       (d) (e)...........          340        308            --         --           (340)       (308)           --         --
National Semiconductor
     6.600%, 06/15/2017..          475        408            --         --           (475)       (408)           --         --
NXP BV/NXP Funding
     9.500%, 10/15/2015
       (b)...............          180         61            --         --           (180)        (61)           --         --
Seagate Technology
     6.375%, 10/01/2011..          290        258            --         --           (290)       (258)           --         --
                                         --------                 --------                  ---------                 --------
                                            2,853                       --                     (2,853)                      --
                                         --------                 --------                  ---------                 --------

TRANSPORTATION -- 0.0%
Erac USA Finance
     6.375%, 10/15/2017
       (d)...............          265        163            --         --           (265)       (163)           --         --
                                         --------                 --------                  ---------                 --------
TOTAL CORPORATE BONDS
  (COST $0: $45,649 LESS
  $45,649 PRO FORMA
  ADJUSTMENTS)...........                  32,975            --         --                    (32,975)                      --
                                         --------                 --------                  ---------                 --------


                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
COLLATERALIZED MORTGAGE
  OBLIGATION -- PRIVATE
  MORTGAGE-BACKED
  SECURITIES -- 0.0%
ADJUSTABLE RATE
  (C) -- 0.0%
Citigroup Mortgage Loan
  Trust
  Series 2004-HYB4, Class
  HAII
     5.346%, 10/25/2034..        1,860   $  1,340            --   $     --         (1,860)  $  (1,340)           --   $     --
  Series 2005-7, Class
     2A1A
     4.862%, 09/25/2035..          520        443            --         --           (520)       (443)           --         --
Countrywide Home Loans
  Series 2006-HYB5, Class
  3A1A
     6.041%, 09/20/2036..        1,165        692            --         --         (1,165)       (692)           --         --
Harborview Mortgage Loan
  Trust
  Series 2007-4, Class
  2A1
     5.540%, 07/19/2047..        1,013        502            --         --         (1,013)       (502)           --         --
JPMorgan Mortgage Trust
  Series 2004-A1, Class
  3A1
     5.090%, 02/25/2034..        1,052        869            --         --         (1,052)       (869)           --         --
  Series 2006-A7, Class
     3A4
     5.962%, 01/25/2037..          413        310            --         --           (413)       (310)           --         --
Residential Funding
  Mortgage Securities I
  Series 2006-SA2, Class
  4A1
     5.891%, 08/25/2036..          904        708            --         --           (904)       (708)           --         --
Structured Mortgage Loan
  Trust
  Series 2004-11, Class A
     7.195%, 08/25/2034..           29         29            --         --            (29)        (29)           --         --
Wachovia Mortgage Loan
  Trust
  Series 2005-B, Class
  1A1
     4.995%, 10/20/2035..          394        366            --         --           (394)       (366)           --         --
Wells Fargo Mortgage
  Backed Securities Trust
  Series 2003-D, Class A1
     4.931%, 02/25/2033..          105         99            --         --           (105)        (99)           --         --
  Series 2006-AR1, Class
     2A2
     5.551%, 03/25/2036..          838        702            --         --           (838)       (702)           --         --
                                         --------                 --------                  ---------                 --------
                                            6,060                       --                     (6,060)                      --
                                         --------                 --------                  ---------                 --------

FIXED RATE -- 0.0%
Banc of America Mortgage
  Securities
  Series 2003-6, Class
  1A30
     4.750%, 08/25/2033..          585        572            --         --           (585)       (572)           --         --
Countrywide Alternative
  Loan Trust
  Series 2004-12CB, Class
  1A1
     5.000%, 07/25/2019..          338        307            --         --           (338)       (307)           --         --
  Series 2004-2CB, Class
     1A1
     4.250%, 03/25/2034..          206        188            --         --           (206)       (188)           --         --
  Series 2004-24CB, Class
     1A1
     6.000%, 11/25/2034..          266        234            --         --           (266)       (234)           --         --
  Series 2006-19CB, Class
     A15
     6.000%, 08/25/2036..          336        271            --         --           (336)       (271)           --         --
Countrywide Home Loans
  Series 2007-17, Class
  1A1
     6.000%, 10/25/2037..        1,179        919            --         --         (1,179)       (919)           --         --
Credit Suisse First
  Boston Mortgage
  Securities
  Series 2005-3, Class
  5A1
     5.500%, 07/25/2020..          453        445            --         --           (453)       (445)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
FIXED RATE (CONTINUED)
Deutsche Alt-A Securities
  Series 2006-AR5, Class
  22A
     5.500%, 10/25/2021..          639   $    528            --   $     --           (639)  $    (528)           --   $     --
GMAC Mortgage Corporation
  Loan Trust
  Series 2004-J5, Class
  A7
     6.500%, 01/25/2035..          456        417            --         --           (456)       (417)           --         --
GSMPS Mortgage Loan Trust
  Series 2003-1, Class B1
     6.948%, 03/25/2043..          816        665            --         --           (816)       (665)           --         --
GSR Mortgage Loan Trust
  Series 2004-10F, Class
  3A1
     5.500%, 08/25/2019..          335        317            --         --           (335)       (317)           --         --
Master Alternative Loans
  Trust
  Series 2005-2, Class
  1A3
     6.500%, 03/25/2035..          220        195            --         --           (220)       (195)           --         --
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-9, Class 1A
     6.206%, 11/25/2034..          291        245            --         --           (291)       (245)           --         --
Residential Accredit
  Loans
  Series 2006-QS4, Class
  A9
     6.000%, 04/25/2036..        1,059        841            --         --         (1,059)       (841)           --         --
Residential Asset
  Mortgage Products
  Series 2004-SL4, Class
  A3
     6.500%, 07/25/2032..          197        170            --         --           (197)       (170)           --         --
Washington Mutual Pass-
  Through Certificates
  Series 2004-CB1, Class
  1A
     5.250%, 06/25/2019..          556        544            --         --           (556)       (544)           --         --
  Series 2007-2, Class
     3A1
     5.500%, 04/25/2022..          580        497            --         --           (580)       (497)           --         --
  Series 2004-RA3, Class
     2A
     6.609%, 08/25/2038..          337        318            --         --           (337)       (318)           --         --
Wells Fargo Mortgage
  Backed Securities Trust
  Series 2004-7, Class
  2A2
     5.000%, 07/25/2019..        1,196      1,110            --         --         (1,196)     (1,110)           --         --
  Series 2007-13, Class
     A8
     6.000%, 09/25/2037..          950        788            --         --           (950)       (788)           --         --
Westam Mortgage Financial
  Series 11, Class A
     6.360%, 08/26/2020
       (e)...............            1          1            --         --             (1)         (1)           --         --
                                         --------                 --------                  ---------                 --------
                                            9,572                       --                     (9,572)                      --
                                         --------                 --------                  ---------                 --------
TOTAL COLLATERALIZED
  MORTGAGE
  OBLIGATION -- PRIVATE
  MORTGAGE-BACKED
  SECURITIES (COST $0:
  $18,971 LESS $18,971
  PRO FORMA
  ADJUSTMENTS)...........                  15,632            --         --             --     (15,632)           --         --
                                         --------                 --------                  ---------                 --------

ASSET-BACKED
  SECURITIES -- 0.0%
AUTOMOTIVE -- 0.0%
Hertz Vehicle Financing
  Series 2005-2A, Class
  A6
     5.080%, 11/25/2011
       (d)...............          935        865            --         --           (935)       (865)           --         --
                                         --------                 --------                  ---------                 --------


                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
CREDIT CARDS -- 0.0%
Citibank Credit Card
  Issuance Trust
  Series 2006-A4, Class
  A4
     5.450%, 05/10/2013..          805   $    754            --   $     --           (805)  $    (754)           --   $     --
Discover Card Master
  Trust
  Series 2007-A1, Class
  A1
     5.650%, 03/16/2020..          275        196            --         --           (275)       (196)           --         --
                                         --------                 --------                  ---------                 --------
                                              950                       --                       (950)                      --
                                         --------                 --------                  ---------                 --------

HOME EQUITY -- 0.0%
Saxon Asset Securities
  Trust
  Series 2004-1, Class A
     1.361%, 03/25/2035
       (c) (e)...........            4          3            --         --             (4)         (3)           --         --
                                         --------                 --------                  ---------                 --------

OTHER -- 0.0%
Banc of America
  Commercial Mortgage
  Series 2004-5, Class A3
     4.561%, 11/10/2041..          710        645            --         --           (710)       (645)           --         --
  Series 2006-2, Class A4
     5.741%, 05/10/2045
       (c)...............          340        270            --         --           (340)       (270)           --         --
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-T28, Class
  D
     5.992%, 09/11/2042
       (c) (d)...........          270         95            --         --           (270)        (95)           --         --
  Series 2007-PW18, Class
     AJ
     6.413%, 06/11/2050
       (c)...............          295        164            --         --           (295)       (164)           --         --
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class
  AJ
     6.096%, 12/10/2049
       (c)...............          355        196            --         --           (355)       (196)           --         --
Citigroup/Deutsche Bank
  Commercial Mortgage
  Trust
  Series 2007-CD4, Class
  A2B
     5.205%, 12/11/2049..          230        201            --         --           (230)       (201)           --         --
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-CN2A, Class
  A2FX
     5.449%, 02/05/2019
       (d)...............          585        539            --         --           (585)       (539)           --         --
  Series 2004-RS1, Class
     A
     4.018%, 03/03/2041
       (d) (e)...........          414        333            --         --           (414)       (333)           --         --
Crown Castle Towers
  Series 2005-1A, Class B
     4.878%, 06/15/2035
       (d)...............          630        597            --         --           (630)       (597)           --         --
GE Capital Commercial
  Mortgage Corporation
  Series 2005-C3, Class
  A2
     4.853%, 07/10/2045..          725        688            --         --           (725)       (688)           --         --
Global Signal Trust
  Series 2004-2A, Class A
     4.232%, 12/15/2014
       (d)...............          750        733            --         --           (750)       (733)           --         --
Greenwich Capital
  Commercial Funding
  Series 2003-C1, Class
  A2
     3.285%, 07/05/2035..          903        854            --         --           (903)       (854)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
OTHER (CONTINUED)
GS Mortgage Securities II
  Series 2006-GG8, Class
  A2
     5.479%, 11/10/2039..          500   $    450            --   $     --           (500)  $    (450)           --   $     --
  Series 2007-GG10, Class
     A4
     5.993%, 08/10/2045
       (c)...............          310        233            --         --           (310)       (233)           --         --
  Series 2006-RR2, Class
     A1
     5.816%, 06/23/2046
       (c) (d) (e).......          359        144            --         --           (359)       (144)           --         --
JPMorgan Chase Commercial
  Mortgage Securities
  Series 2005-LDP5, Class
  B
     5.334%, 12/15/2044
       (c)...............          245        158            --         --           (245)       (158)           --         --
  Series 2007-CB20, Class
     AJ
     6.099%, 02/12/2051
       (c)...............          320        178            --         --           (320)       (178)           --         --
LB-UBS Commercial
  Mortgage Trust
  Series 2003-C3, Class
  A2
     3.086%, 05/15/2027..           46         46            --         --            (46)        (46)           --         --
  Series 2005-C7, Class
     A2
     5.103%, 11/15/2030..          800        752            --         --           (800)       (752)           --         --
  Series 2008-C1, Class
     AJ
     6.150%, 04/15/2041..          200        109            --         --           (200)       (109)           --         --
  Series 2007-C7, Class
     AM
     6.374%, 09/15/2045
       (c)...............          370        230            --         --           (370)       (230)           --         --
Merrill Lynch Mortgage
  Trust
  Series 2005-CIP1, Class
  C
     5.128%, 07/12/2038
       (c)...............          265        168            --         --           (265)       (168)           --         --
  Series 2005-LC1, Class
     AM
     5.264%, 01/12/2044
       (c)...............          490        335            --         --           (490)       (335)           --         --
  Series 2008-C1, Class
     A4
     5.690%, 02/12/2051..          120         89            --         --           (120)        (89)           --         --
Merrill Lynch/Countrywide
  Commercial Mortgage
  Trust
  Series 2007-8, Class AM
     5.957%, 08/12/2049
       (c)...............          645        399            --         --           (645)       (399)           --         --
Morgan Stanley Capital I
  Series 2005-HQ6, Class
  B 5.152%, 08/13/2042
  (c)....................          115         74            --         --           (115)        (74)           --         --
  Series 2005-HQ6, Class
     C
     5.172%, 08/13/2042
       (c)...............          110         71            --         --           (110)        (71)           --         --
Morgan Stanley Dean
  Witter Capital I
  Series 2002-TOP7, Class
  A2
     5.980%, 01/15/2039..        1,025        956            --         --         (1,025)       (956)           --         --
Wachovia Bank Commercial
  Mortgage Trust
  Series 2007-C34, Class
  AJ
     5.952%, 05/15/2046
       (c)...............          430        236            --         --           (430)       (236)           --         --
  Series 2007-C33, Class
     AJ
     6.100%, 02/15/2051
       (c)...............          420        231            --         --           (420)       (231)           --         --
                                         --------                 --------                  ---------                 --------
                                           10,174                       --                    (10,174)                      --
                                         --------                 --------                  ---------                 --------
TOTAL ASSET-BACKED
  SECURITIES (COST $0:
  $14,614 LESS $14,614
  PRO FORMA
  ADJUSTMENTS)...........                  11,992            --         --                    (11,992)           --         --
                                         --------                 --------                  ---------                 --------


                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED
  SECURITIES -- 0.0%
ADJUSTABLE RATE
  (C) -- 0.0%
Federal Home Loan
  Mortgage Corporation
  Pool
     5.771%, 07/01/2036,
       #1K1238 (b).......          816   $    821            --   $     --           (816)  $    (821)           --   $     --
Federal National Mortgage
  Association Pool
     6.164%, 04/01/2018,
       #070009...........           26         27            --         --            (26)        (27)           --         --
     5.262%, 11/01/2034,
       #735054 (b).......          653        653            --         --           (653)       (653)           --         --
                                         --------                 --------                  ---------                 --------
                                            1,501                       --                     (1,501)                      --
                                         --------                 --------                  ---------                 --------

FIXED RATE -- 0.0%
Federal Home Loan
  Mortgage Corporation
  Pool
     5.500%, 03/01/2013,
       #E00546...........           57         57            --         --            (57)        (57)           --         --
     4.500%, 05/01/2018,
       #P10032 (b).......          310        303            --         --           (310)       (303)           --         --
     6.500%, 11/01/2028,
       #C00676...........          360        368            --         --           (360)       (368)           --         --
     7.000%, 12/01/2029,
       #G01091...........           68         70            --         --            (68)        (70)           --         --
     6.500%, 07/01/2031,
       #A17212 (b).......          215        219            --         --           (215)       (219)           --         --
     6.000%, 05/01/2032,
       #C01361...........           85         86            --         --            (85)        (86)           --         --
     7.000%, 08/01/2037,
       #H09059 (b).......          734        742            --         --           (734)       (742)           --         --

                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
FIXED RATE (CONTINUED)
Federal National Mortgage
  Association Pool
     6.000%, 09/01/2017,
       #653368...........          144   $    145            --   $     --           (144)  $    (145)           --   $     --
     4.500%, 06/01/2019,
       #045181...........          256        245            --         --           (256)       (245)           --         --
     6.000%, 10/01/2022,
       #254513 (b).......          323        325            --         --           (323)       (325)           --         --
     7.000%, 04/01/2029,
       #323681...........           72         75            --         --            (72)        (75)           --         --
     6.500%, 12/01/2031,
       #254169 (b).......          240        243            --         --           (240)       (243)           --         --
     6.000%, 04/01/2032,
       #745101 (b).......          644        646            --         --           (644)       (646)           --         --
     6.500%, 05/01/2032,
       #640032...........          546        558            --         --           (546)       (558)           --         --
     7.000%, 07/01/2032,
       #545815...........          132        137            --         --           (132)       (137)           --         --
     6.000%, 09/01/2032,
       #254447 (b).......          274        275            --         --           (274)       (275)           --         --
     5.500%, 06/01/2033,
       #843435...........          366        359            --         --           (366)       (359)           --         --
     5.000%, 09/01/2033,
       #713735...........          188        179            --         --           (188)       (179)           --         --
     6.000%, 11/01/2033,
       #772130...........          153        153            --         --           (153)       (153)           --         --
     6.000%, 11/01/2033,
       #772256...........          175        175            --         --           (175)       (175)           --         --
     5.500%, 04/01/2034,
       #725424...........          345        338            --         --           (345)       (338)           --         --
     6.500%, 06/01/2034,
       #735273 (b).......          573        584            --         --           (573)       (584)           --         --
     6.500%, 04/01/2036,
       #852909...........          505        512            --         --           (505)       (512)           --         --
     6.500%, 07/01/2036,
       #831683 (b).......          511        518            --         --           (511)       (518)           --         --
     6.500%, 08/01/2036,
       #893318 (b).......          451        458            --         --           (451)       (458)           --         --
     6.000%, 09/01/2037,
       #256890 (b).......          534        526            --         --           (534)       (526)           --         --
Government National
  Mortgage Association
  Pool
     6.500%, 10/20/2010,
       #002108...........            2          2            --         --             (2)         (2)           --         --
     7.500%, 06/15/2027,
       #447728...........            4          5            --         --             (4)         (5)           --         --
     7.500%, 09/15/2027,
       #455516...........            6          7            --         --             (6)         (7)           --         --
     7.000%, 04/15/2029,
       #506639...........          143        147            --         --           (143)       (147)           --         --
                                            8,457                       --                     (8,457)                      --
                                         --------                 --------                  ---------                 --------
TOTAL U.S. GOVERNMENT
  AGENCY MORTGAGE-BACKED
  SECURITIES (COST $0:
  $10,043 LESS $10,043
  PRO FORMA
  ADJUSTMENTS)...........                   9,958                       --                     (9,958)                      --
                                         --------                 --------                  ---------                 --------


                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                             SHARES/                  SHARES/                   SHARES/                   SHARES/
                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
COLLATERALIZED MORTGAGE
  OBLIGATION -- U.S.
  GOVERNMENT AGENCY
  MORTGAGE-BACKED
  SECURITIES -- 0.0%
FIXED RATE -- 0.0%
Federal Home Loan
  Mortgage Corporation
  Series 2763, Class TA
     4.000%, 03/15/2011..          430   $    434            --   $     --           (430)  $    (434)           --   $     --
  Series 85, Class C
     8.600%, 01/15/2021..           63         67            --         --            (63)        (67)           --         --
  Series 1136, Class H
     6.000%, 09/15/2021..           43         44            --         --            (43)        (44)           --         --
Federal National Mortgage
  Association
  Series 1989-2, Class D
     8.800%, 01/25/2019..            4          4            --         --             (4)         (4)           --         --
  Series 1989-37, Class G
     8.000%, 07/25/2019..           64         69            --         --            (64)        (69)           --         --
  Series 1990-30, Class E
     6.500%, 03/25/2020..           25         26            --         --            (25)        (26)           --         --
  Series 1990-63, Class H
     9.500%, 06/25/2020..           13         14            --         --            (13)        (14)           --         --
  Series 1990-89, Class K
     6.500%, 07/25/2020..            3          3            --         --             (3)         (3)           --         --
  Series 1990-105, Class
     J
     6.500%, 09/25/2020..           40         42            --         --            (40)        (42)           --         --
  Series 2005-44, Class
     PC
     5.000%, 11/25/2027..        1,139      1,144            --         --         (1,139)     (1,144)           --         --
  Series 2003-81, Class
     MB
     5.000%, 05/25/2029..          960        964            --         --           (960)       (964)           --         --
  Series 2005-62, Class
     JE
     5.000%, 06/25/2035..          616        604            --         --           (616)       (604)           --         --
Government National
  Mortgage Association
  Series 3, Class F
     6.500%, 06/17/2020..            5          5            --         --             (5)         (5)           --         --
TOTAL COLLATERALIZED
  MORTGAGE
  OBLIGATION -- U.S.
  GOVERNMENT AGENCY
  MORTGAGE-BACKED
  SECURITIES (COST $0:
  $3,384 LESS $3,384 PRO
  FORMA ADJUSTMENTS).....                   3,420                       --                     (3,420)                      --


                                                       Strategy Balanced             Unaudited                 Unaudited
                                Balanced Fund           Allocation Fund              Pro Forma                 Pro Forma
                               (Acquired Fund)         (Acquiring Fund)           Adjustments **               Combined
                           ----------------------   ----------------------   ------------------------   ----------------------
                              SHARES       VALUE       SHARES       VALUE       SHARES        VALUE        SHARES       VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
PREFERRED STOCKS -- 0.0%
BROKERAGE -- 0.0%
Merrill Lynch............       13,700   $    281            --   $     --        (13,700)  $    (281)           --   $     --
                                         --------                 --------                  ---------                 --------
SOVEREIGN -- 0.0%
Fannie Mae (b)...........       28,000   $     59            --   $     --        (28,000)  $     (59)           --         --
                                         --------                 --------                  ---------                 --------
TOTAL PREFERRED STOCKS
  (COST $0: $1,043 LESS
  $1,043 PRO FORMA
  ADJUSTMENTS)...........                     340                       --                       (340)                      --
                                         --------                 --------                  ---------                 --------



                            CONTRACTS      VALUE     CONTRACTS      VALUE      CONTRACTS      VALUE      CONTRACTS      VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
OPTIONS PURCHASED -- 0.0%
CALL OPTIONS
  PURCHASED -- 0.0%
Euro Bund Futures
  December 2008
  Futures Call Expires
  11/21/2008
  Exercise Price:
  $117.00................            7   $      6            --   $     --             (7)  $      (6)           --   $     --
Euro Bund Futures
  December 2008
  Futures Call Expires
  11/21/2008
  Exercise Price:
  $117.50................           14          7            --         --            (14)         (7)           --         --
TOTAL PURCHASED OPTIONS
  (COST $0: $13 LESS $13
  PRO FORMA
  ADJUSTMENTS)...........                      13                       --                        (13)                      --
                                         --------                 --------                  ---------                 --------
SHORT-TERM
  INVESTMENTS -- 0.7%
MONEY MARKET FUND -- 0.7%
First American Prime
  Obligations Fund, Class
  Z (i)..................    7,230,226      7,230     3,165,434      3,165     (7,230,226)     (7,230)    3,165,434      3,165
                                         --------                 --------                  ---------                 --------


                               PAR         VALUE        PAR         VALUE         PAR         VALUE         PAR         VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
U.S. TREASURY
  OBLIGATIONS -- 0.0%
U.S. Treasury Bills (j)
  1.640%, 11/20/2008.....  $       425   $    425   $        --   $     --   $       (425)  $    (425)  $        --   $     --
  2.130%, 12/18/2008.....          600        598            --         --           (600)       (598)           --         --
  0.288%, 01/22/2009.....          295        295            --         --           (295)       (295)           --         --
  0.425%, 01/29/2009.....           40         40            --         --            (40)        (40)           --         --
  0.799%, 04/02/2009.....          910        907            --         --           (910)       (907)           --         --
  0.815%, 04/09/2009.....           70         70            --         --            (70)        (70)           --         --
                                         --------                 --------                  ---------
                                            2,335                       --                     (2,335)                      --
                                         --------                 --------                  ---------                 --------
TOTAL SHORT-TERM
  INVESTMENTS (ACQUIRED
  FUND COST $0: $9,563
  LESS $9,563 PRO FORMA
  ADJUSTMENTS; ACQUIRING
  FUND COST $3,165)......                   9,565                    3,165                     (9,565)           --      3,165
                                         --------                 --------                  ---------                 --------


                              SHARES       VALUE       SHARES       VALUE       SHARES        VALUE        SHARES       VALUE
                           -----------   --------   -----------   --------   ------------   ---------   -----------   --------
INVESTMENT PURCHASED WITH
  PROCEEDS FROM
  SECURITIES
  LENDING -- 0.0%
Mount Vernon Securities
  Lending Prime Portfolio
  (k) (COST $0: $35,199
  LESS $35,199 PRO FORMA
  ADJUSTMENTS)...........   35,198,700     35,199            --         --    (35,198,700)    (35,199)           --         --
                                         --------                 --------                  ---------                 --------
TOTAL
  INVESTMENTS -- 62.6%
(ACQUIRED FUND COST $0:
  $248,513 LESS $248,513
  PRO FORMA ADJUSTMENTS;
  ACQUIRING FUND COST
  $310,393)..............                 210,036                  293,972                   (210,036)                 293,972
                                         --------                 --------                  ---------                 --------
OTHER ASSETS AND
  LIABILITIES,
  NET -- 37.4%...........                 (34,631)                     204                    210,036                  175,609
                                         --------                 --------                  ---------                 --------
TOTAL NET
  ASSETS -- 100.0%.......                $175,405                  294,176                         --                  469,581
                                         --------                 --------                  ---------                 --------


BALANCED FUND SCHEDULE OF OPEN FUTURES CONTRACTS (L)

                                                    NUMBER OF
                                                    CONTRACTS   NOTIONAL                  UNREALIZED
                                                    PURCHASED   CONTRACT   SETTLEMENT    APPRECIATION
DESCRIPTION                                           (SOLD)      VALUE       MONTH     (DEPRECIATION)
-----------                                         ---------   --------   ----------   --------------
Australian Dollar Currency Futures................       5      $    333    Dec 2008         $ (11)
British Pounds Currency Futures...................     (20)       (2,013)   Dec 2008            67
Canadian Dollar Currency Futures..................      23         1,915    Dec 2008          (214)
Euro Bund Futures.................................      25         3,694    Dec 2008            52
Euro Currency Futures.............................       8         1,274    Dec 2008            (9)
Eurodollar 90 Day Futures.........................      27        26,232    Dec 2009            24
Japanese Yen Currency Futures.....................     (16)       (2,028)   Dec 2008            30
S&P 500 Futures...................................      14         3,386    Dec 2008          (724)
Swiss Franc Currency Futures......................      18         1,949    Dec 2008          (106)
U.S. Treasury 2 Year Note Futures.................     (98)      (21,053)   Dec 2008           (82)
U.S. Treasury 5 Year Note Futures.................     (39)       (4,417)   Dec 2008            20
U.S. Treasury 10 Year Note Futures................      65         7,350    Dec 2008          (177)
U.S. Treasury Long Bond Futures...................     (36)       (4,073)   Dec 2008           227
                                                                                             -----
                                                                                             $(903)


BALANCED FUND CREDIT DEFAULT SWAP AGREEMENTS (L)

                                                                                                                       UNREALIZED
                                                                   BUY/SELL    PAY/RECEIVE   EXPIRATION   NOTIONAL    APPRECIATION
COUNTERPARTY                         REFERENCE ENTITY             PROTECTION    FIXED RATE      DATE       AMOUNT    (DEPRECIATION)
------------                         ----------------             ----------   -----------   ----------   --------   --------------
Credit Suisse First
  Boston.................  Dow Jones CDX IG11 Index                  Sell         1.500%     12/20/2013    $4,200        $   (39)
Deutsche Bank............  Dow Jones CDX HVOL11 Index                Sell         3.850%     12/20/2013     4,100            (55)
Deutsche Bank............  Dow Jones CDX IG11 Index                  Sell         1.500%     12/20/2013     6,600            (61)
JPMorgan.................  Deutsche Bank AG                           Buy         0.525%     09/20/2012       600             19
JPMorgan.................  Dow Jones CDX HVOL11 Index                Sell         3.850%     12/20/2013     1,400            (22)
JPMorgan.................  Dow Jones iTraxx Asia ex-Japan Index      Sell         6.500%     06/20/2013     3,700           (761)
UBS......................  Dow Jones iTraxx Asia ex-Japan Index      Sell         6.500%     06/20/2013     1,200           (256)
UBS......................  Dow Jones CDX IG11 Index                  Sell         1.500%     12/20/2013       900             (9)
UBS......................  Markit ABX AAA071 Index                   Sell         0.090%     08/25/2037       650            (19)
UBS......................  Korea Government Investment Bond           Buy         1.050%     09/20/2015       300             41
                                                                                                                         -------
                                                                                                                         $(1,162)


BALANCED FUND INTEREST RATE SWAP AGREEMENTS (L)

                                                         PAY/                                          UNREALIZED
                                       FLOATING        RECEIVE       FIXED   EXPIRATION   NOTIONAL    APPRECIATION
COUNTERPARTY                          RATE INDEX    FLOATING RATE    RATE       DATE       AMOUNT    (DEPRECIATION)
------------                          ----------    -------------   ------   ----------   --------   --------------
JPMorgan..........................  3-Month LIBOR        Pay        4.135%   09/24/2013    $2,000         $ 27
JPMorgan..........................  3-Month LIBOR        Pay        3.613%   09/19/2013     2,000          (19)
UBS...............................  3-Month LIBOR        Pay        4.070%   09/25/2013     1,000           10
UBS...............................  3-Month LIBOR        Pay        2.795%   04/18/2010     3,000           (2)
UBS...............................  3-Month LIBOR        Pay        3.343%   07/18/2010     6,000           53
                                                                                                          ----
                                                                                                          $ 69


--------

** The unaudited pro forma combined schedule of investments has been adjusted to eliminate all securities owned by Balanced Fund prior to the merger.

(a)     Non-income producing security.

(b) This security or a portion of this security was out on loan at October 31, 2008. Total loaned securities had a value of $34,439 at October 31, 2008. All accounts relating to securities lending have been eliminated with pro forma adjustments since Strategy Balanced Allocation Fund does not participate in securities lending.

(c) Variable Rate Security -- The rate shown is the rate in effect as of October 31, 2008.

(d) Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." As of October 31, 2008, the value of these investments was $9,362 or 5.3% of total net assets.

(e) Security is illiquid. As of October 31, 2008, the value of this investment was $481 or 0.3% of total net assets.

(f) Security is fair valued and illiquid. As of October 31, 2008, the fair value of this investment was $0 or 0.0% of total net assets.

(g)    Security is in default at October 31, 2008.

(h) Foreign denominated security values are stated in U.S. dollars. Principal amounts are U.S. dollars unless otherwise noted.

(i) Investment in affiliated security. This money market fund is advised by FAF Advisors Inc., which also serves as advisor to these funds.

(j) Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of October 31, 2008.

(k) This affiliated money market fund was purchased with the cash collateral received by Balanced Fund from securities lending proceeds and is eliminated with pro forma adjustments.

(l) Strategy Balanced Allocation Fund does not participate in activity relating to credit default or interest rate swap agreements. All accounts relating to such activity at October 31, 2008 have been eliminated with pro forma adjustments.

GBP -- Great Britain Pound

REIT -- Real Estate Investment Trust

                FIRST AMERICAN STRATEGY BALANCED ALLOCATION FUND
       (formerly First American Strategy Growth & Income Allocation Fund)

                          FIRST AMERICAN BALANCED FUND
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
August 31, 2008, for Strategy Balanced Allocation Fund and October 31, 2008, for
                                  Balanced Fund

1.  BASIS OF COMBINATION

     The accompanying Unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Statements of Operations and Schedule of Investments ("Pro Forma Financial Statements") reflect the accounts of Strategy Balanced Allocation Fund (formerly Strategy Growth & Income Allocation Fund), a series of First American Strategy Funds, Inc., and Balanced Fund, a series of First American Investment Funds, Inc. The Statement of Assets and Liabilities and Schedule of Investments reflect fund information as if the proposed reorganizations occurred as of August 31, 2008. The Statement of Operations reflects fund information as if the proposed reorganization were in effect for the twelve month period ended October 31, 2008 for Balanced Fund and August 31, 2008 for Strategy Balanced Allocation Fund. The Unaudited Pro Forma Financial Statements have been derived from the books and records utilized in calculating daily net asset values of Strategy Balanced Allocation Fund as of August 31, 2008 and Balanced Fund as of October 31, 2008.

     The Plan of Reorganization is not designed to be tax-free. Thus it is expected that when shareholders of Balanced Fund become shareholders of Strategy Balanced Allocation Fund pursuant to the Reorganization, they may realize a gain or loss for federal income tax purposes. The amount of such gain or loss will equal the difference between the fair market value of Strategy Balanced Allocation Fund shares received, as compared with the basis of Balanced Fund shares surrendered in exchange therefore. Such gain or loss will be a capital gain or loss to the extent that the shareholder in question held Balanced Fund shares as a capital asset. The applicable tax rate on such capital gain or loss will generally depend on the shareholder's existing holding period of Balanced Fund shares.

     In addition, Balanced Fund will, on the liquidation of its assets, recognize gain or loss to the extent of any appreciation or depreciation inherent in such assets. Balanced Fund, if eligible, intends to treat any such resulting gain as having been paid out through liquidating distributions for purposes of computing its dividends paid deduction. Various tax rules may limit the ability of a shareholder to claim a deduction for any resulting losses.

     Immediately prior to the Reorganization, Balanced Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Balanced Fund's investment company taxable income for taxable years ending on or prior to the effective time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the effective time (after reduction for any available capital loss carry forward). Such dividends will be included in the taxable income of Balanced Fund shareholders. Alternatively, Balanced Fund may, if eligible, treat the distribution to its shareholders of Strategy Balanced Allocation Fund shares in complete liquidation of Balanced Fund as having paid out its earnings and profits for purposes of computing Balanced Fund's dividends paid deduction for its final taxable year. The proceeds from this distribution will be automatically reinvested in shares of Strategy Balanced Allocation Fund, unless the shareholder has previously elected to receive payment for dividends and capital gains in cash.

     This discussion assumes that a shareholder holds the shares of Balanced Fund as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (generally, property held for investment). This discussion does not address all aspects of federal income tax that may be relevant to a shareholder in light of its particular circumstances, or that may apply to a shareholder that is subject to special treatment under the federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, holders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, mutual funds, partnerships or other pass-through entities for federal income tax purposes, controlled foreign corporations, passive foreign investment companies, certain expatriates, corporations that accumulate earnings to avoid federal income tax, shareholders who hold shares through a tax-qualified employee benefit plan or retirement account). In addition, this discussion does not address any tax considerations under state, local or foreign tax laws, or federal laws other than those pertaining to the federal income tax that may apply to shareholders.

     Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. For more information about the tax consequences of owning shares of Strategy Balanced Allocation Fund, please see Strategy Balanced Allocation Fund's prospectus and Statement of Additional Information.

     The Reorganization will be accomplished by an acquisition of the assets and assumption of the stated liabilities of Balanced Fund in exchange for shares of Strategy Balanced Allocation Fund at net asset value. The statements of assets and liabilities and the related statements of operations of Balanced Fund and Strategy Balanced Allocation Fund have been combined as of and for the twelve months ended August 31, 2008. For purposes of presentation in the Unaudited Pro Forma Financial Statements, Balanced Fund information is provided for its fiscal year ended October 31, 2008. Following the acquisition, the Strategy Balanced Allocation Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America ("GAAP"), the results of operations for pre-combination periods of the Strategy Balanced Allocation Fund will not be restated.

     The accompanying Unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements of the Strategy Balanced Allocation Fund and the Balanced Fund included in their audited annual reports dated August 31, 2008 and October 31, 2008, respectively.

2.  SERVICE PROVIDERS

     FAF Advisors, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), will serve as the combined fund's investment advisor and administrator. U.S. Bancorp Fund Services, LLC ("USBFS") will serve as sub-administrator and transfer agent to the fund. U.S. Bank will serve as the custodian to the fund.

3.  SHARE CLASSES AND FEES

     Strategy Balanced Allocation Fund has Class A, Class B, Class C, Class R, and Class Y shares, which have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements. Class A shares are sold with a maximum front-end sales charge of 5.50%. No new or additional investments are allowed in Class B shares, except through permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge of 1.00% for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. More information on the classes of shares offered can be found in the Proxy Statement/Prospectus.

     The investment advisory, investment advisory fee waivers and distribution fees have been charged to the combined fund based on the fee schedule in effect for Strategy Balanced Allocation Fund at the combined level of average net assets for the periods ended August 31, 2008 for Strategy Balanced Allocation Fund and October 31, 2008 for Balanced Fund. The advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15%, respectively, for Class A, Class B, Class C, and Class R, and Class Y. These fee waivers may be discontinued at any time.

4.  UNAUDITED PRO FORMA ADJUSTMENTS AND UNAUDITED PRO FORMA COMBINED COLUMNS

     The unaudited pro forma combined statements of operations assume similar rates of gross investment income for the investments of each fund. Accordingly, the combined gross investment income is equal to the sum of each fund's gross investment income. Unaudited pro forma operating expenses include the actual expenses of the funds adjusted to reflect the expected expenses of the combined entity.

5. PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME

     Securities are valued at market value. Investments in open-end mutual funds are valued at their respective net asset values. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. For financial reporting purposes, security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income, including amortization of bond premium and discount, and expenses are recorded on an accrual basis.

6.  CAPITAL SHARES

     The unaudited pro forma net asset values per share assume the issuance of Class A, Class B, Class C, Class R, and Class Y shares of Strategy Balanced Allocation Fund which would have been issued at August 31, 2008 in connection with the proposed Reorganization. Shareholders of Balanced Fund would receive Class A, Class B, Class C, Class R, and Class Y shares of Strategy Balanced Allocation Fund based on conversion ratios determined on August 31, 2008. The conversion ratios are calculated by dividing the net asset value of Balanced Fund by the net asset value per share of the respective class of Strategy Balanced Allocation Fund.

7.  FEDERAL INCOME TAXES

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). After the reorganization, Strategy Balanced Allocation Fund intends to continue to qualify as regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

     The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments owned by Strategy Balanced Allocation Fund will not change as a result of the acquisition of Balanced Fund. All of the investments owned by Balanced Fund as of October 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, will be sold prior to the Reorganization. As such, none of the tax cost of investments reflected by Balanced Fund as of October 31, 2008 will be assumed by Strategy Balanced Allocation Fund.

8.  MERGER COSTS

     All costs associated with the Reorganization will be paid by the Advisor.

                                     PART C
                                    FORM N-14

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.

(1)(a)         Amended and Restated Articles of Incorporation, as executed on June
               19, 1996 (Incorporated by reference to Exhibit (1) to initial filing, filed on July 2, 1996 (File Nos. 333-07463 and 811-07687)).
(1)(b)         Certificate of Designation designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective
               Amendment No. 9, filed on June 27, 2001 (File Nos. 333-07463 and 811-
               07687)).
(1)(c)         Articles of Amendment to Articles of Incorporation relating to sale of
               Global Growth Allocation Fund to Aggressive Allocation Fund dated May
               14, 2002 (Incorporated by reference to Exhibit (a)(3) to Post-
               Effective Amendment No. 21, filed on January 31, 2005 (File Nos. 333-
               07463 and 811-07687)).
(2)            Bylaws of Registrant, as amended (Incorporated by reference to Exhibit
               (b) to Post-Effective Amendment No. 28, filed on December 10, 2008
               (File Nos. 333-07463 and 811-07687)).
(3)            Not applicable.
(4)            Agreement and Plan of Reorganization -- constitutes Appendix A to Part
               A hereof.

(5)            Not applicable.
(6)(a)         Investment Advisory Agreement between the Registrant and First Bank
               National Association dated October 1, 1996 (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 20, filed on
               December 2, 2004 (File Nos. 333-07463, 811-07687)).
(6)(b)         Exhibit A to Investment Advisory Agreement effective December 10, 2008
               (Incorporated by reference to Exhibit (d)(2) to Post-Effective
               Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and
               811-07687)).
(6)(c)         Assignment and Assumption Agreement dated May 2, 2001, assigning
               Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset
               Management, Inc. (Incorporated by reference to Exhibit (d)(3) to Post-
               Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-
               07463, 811-07687)).
(6)(d)         Amendment to Investment Advisory Agreement, dated as of June 21, 2005, permitting Registrant to purchase securities from Piper Jaffray & Co.
               (Incorporated by reference to Exhibit (d)(5) to Post-Effective
               Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and
               811-07687)).
(6)(e)         Expense Limitation Agreement dated December 10, 2008 (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and 811-07687)).
(7)(a)         Distribution Agreement between Registrant and Quasar Distributors,
               LLC, effective July 1, 2007 (Incorporated by reference to Exhibit
               (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007
               (File Nos. 333-07463 and 811-07687)).
(7)(b)         Form of Dealer Agreement (Incorporated by reference to Exhibit (e)(2)
               to Post-Effective Amendment No. 28, filed on December 10, 2008 (File
               Nos. 333-07463 and 811-07687)).
(8)(a)         Deferred Compensation Plan for Directors Trust Agreement dated January
               1, 2000, as amended December 2007 (Incorporated by reference to
               Exhibit (f)(1) to Post-Effective Amendment No. 28, filed on December
               10, 2008 (File Nos. 333-07463 and 811-07687)).
(8)(b)         Deferred Compensation Plan for Directors Trust Agreement, Amended
               Summary of Terms as amended December 2007 (Incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 28, filed on
               December 10, 2008 (File Nos. 333-07463 and 811-07687)).
(9)(a)         Custodian Agreement between the Registrant and First Trust National
               Association dated October 1, 1996 (Incorporated by reference to
               Exhibit (g)(1) to Post-Effective Amendment No. 20, filed on December
               2, 2004 (File Nos. 333-07463, 811-07687)).
(9)(b)         Assignment of Custodian Agreement and Security Lending Agency
               Agreement to U.S. Bank National Association, dated May 1, 1998
               (Incorporated by reference to Exhibit (g)(2) to Post-Effective
               Amendment No. 4, filed on December 2, 1998 (File Nos. 333-07463, 811-
               07687)).
(9)(c)         Supplement to Custodian Agreement between Registrant and U.S. Bank
               National Association dated December 8, 1999 (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 20, filed on
               December 2, 2004 (File Nos. 333-07463, 811-07687)).
(9)(d)         Amendment and Restatement of Compensation Agreement and Amendment to
               Custodian Agreement, dated as of July 1, 2005, between Registrant and
               U.S. Bank National Association relating to compensation paid to custodian and transfer taxes and other disbursements (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).
(10)(a)        Amended and Restated Distribution and Service Plan effective September
               19, 2006 for Class A, Class B, Class C, and Class R shares
               (Incorporated by reference to Exhibit (e)(1) to Post-Effective
               Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and
               811-07687)).
(10)(b)        Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
               effective December 10, 2008 (Incorporated by reference to Exhibit(n)
               to Post-Effective Amendment No. 28, filed on December 10, 2008 (File
               Nos. 333-07463 and 811-07687)).
(11)           Opinion and Consent of Dorsey & Whitney LLP as to the legality of the securities being registered.*
(12)           Not applicable

(13)(a)        Administration Agreement, dated as of July 1, 2006, by and between
               Registrant and FAF Advisors, Inc. (Incorporated by reference to
               Exhibit (h)(1) to Post-Effective Amendment No. 25, filed October 20,
               2006 (File Nos. 333-07463 and 811-07687)).
(13)(b)        Schedule A to Administration Agreement, effective October 1, 2006
               (Incorporated by reference to Exhibit (h)(2) to Post-Effective
               Amendment No. 26, filed December 20, 2006 (File Nos. 333-07463 and
               811-07687)).
(13)(c)        Sub-Administration Agreement, effective as of July 1, 2005, by and between FAF Advisors, Inc. (formerly known as U.S. Bancorp Asset
               Management, Inc.) and U.S. Bancorp Fund Services, LLC (Incorporated by
               reference to Exhibit (h)(2) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).
(13)(d)        Transfer Agent and Shareholder Servicing Agreement, dated as of
               September 19, 2006, by and among Registrant, U.S. Bancorp Fund
               Services, LLC, and FAF Advisors, Inc. (Incorporated by reference to
               Exhibit (e)(1) to Post-Effective Amendment No. 27, filed on December
               20, 2007 (File Nos. 333-07463 and 811-07687)).
(13)(e)        Fee Schedule to Transfer Agent and Shareholder Servicing Agreement,
               effective April 1, 2007 (Incorporated by reference to Exhibit(h)(5) to
               Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos.
               333-07463 and 811-07687)).
(14)           Consent of Ernst & Young LLP.*
(15)           Not applicable.
(16)           Power of Attorney dated September 24, 2008.*
(17)(a)        Form of Proxy for Special Meeting of Shareholders of Balanced Fund to
               be held on April 21, 2009.*
(17)(b)        First American Asset Allocation Funds prospectus, dated December 10,
               2008, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A as filed December 10, 2008
               (Accession No. 0000950137-08-014331).
(17)(c)        First American Stock Funds prospectus, dated February 29, 2008, is incorporated by reference to Post-Effective Amendment No. 91 to the
               Registration Statement on Form N-1A as filed February 29, 2008
               (Accession No. 0000950137-08-003098).
(17)(d)        First American Strategy Funds, Inc. Statement of Additional
               Information, dated December 10, 2008, is incorporated by reference to
               Post-Effective Amendment No. 28 to the Registration Statement on Form
               N-1A as filed December 10, 2008 (Accession No. 0000950137-08-014331).
(17)(e)        First American Investment Funds, Inc. Statement of Additional
               Information, dated February 29, 2008, is incorporated by reference to
               Post-Effective Amendment No. 91 to the Registration Statement on Form
               N-1A as filed February 29, 2008 (Accession No. 0000950137-08-003098).
(17)(f)        First American Asset Allocation Funds 2008 Annual Report, dated August
               31, 2008, is incorporated by reference to Form N-CSR as filed November
               10, 2008 (Accession No. 0000950137-08-013585).
(17)(g)        First American Stock Funds 2008 Annual Report, dated October 31, 2008, is incorporated by reference to Form N-CSR as filed January 12, 2009
               (Accession No. 0000950137-09-000237).


--------

   * Filed herewith.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, and the State of Minnesota on the 30th day of January, 2009.

                                        FIRST AMERICAN STRATEGY FUNDS, INC.

                                        By:    /s/ Thomas S. Schreier, Jr.
                                            ------------------------------------
                                            Name:     Thomas S. Schreier, Jr.
                                            Title:   President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURES                                 TITLE
               ----------                                 -----
       /s/ Thomas S. Schreier                           President                January 30, 2009

---------------------------------------
        Thomas S. Schreier, Jr.

   /s/ Charles D. Gariboldi, Jr.                        Treasurer                January 30, 2009
                                            (principal financial/ accounting
---------------------------------------                 officer)
       Charles D. Gariboldi, Jr.

     /s/ * Virginia L. Stringer              Chair of the Board and Director     January 30, 2009

---------------------------------------
          Virginia L. Stringer

    /s/ * Benjamin R. Field III                         Director                 January 30, 2009

---------------------------------------
         Benjamin R. Field III

       /s/ * Roger A. Gibson                            Director                 January 30, 2009

---------------------------------------
            Roger A. Gibson

     /s/ * Victoria J. Herget                           Director                 January 30, 2009

---------------------------------------
           Victoria J. Herget

        /s/ * John P. Kayser                            Director                 January 30, 2009

---------------------------------------
             John P. Kayser

     /s/ * Leonard W. Kedrowski                         Director                 January 30, 2009

---------------------------------------
          Leonard W. Kedrowski

     /s/ * Richard K. Riederer                          Director                 January 30, 2009

---------------------------------------
          Richard K. Riederer

      /s/ * Joseph D. Strauss                           Director                 January 30, 2009

---------------------------------------
           Joseph D. Strauss

        /s/ * James M. Wade                             Director                 January 30, 2009

---------------------------------------
             James M. Wade

       *By: /s/ Richard J. Ertel

---------------------------------------
            Richard J. Ertel
            Attorney-in-Fact



--------

*    Pursuant to power of attorney filed herewith.

                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                                NAME OF EXHIBIT
   -------                               ---------------
   (11)        Opinion and Consent of Dorsey & Whitney LLP
   (14)        Consent of Ernst & Young LLP
   (16)        Power of Attorney
   (17)(a)     Form of Proxy for Special Meeting of Shareholders of Balanced Fund